UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2020

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Emerging Markets Debt Fund

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2020

Eaton Vance

Emerging Markets Debt Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	28

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. dollar-denominated emerging market (EM) debt delivered strong performance for the 12-month period ended January 31, 2020. Bond prices trended upward for the majority of the period, with the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified (the Index),2 a broad measure of the asset class, returning 11.85%.

Several factors drove the performance of EM debt, with the largest contributor being actions taken by multiple central banks of developed economies. Dovish remarks about interest rates by the U.S. Federal Reserve (the Fed) early in the period were followed by the Fed’s first federal funds rate reduction in over a decade on July 31, 2019, and two additional rate cuts in September and October. By end of the third quarter, 60 central banks around the world had lowered interest rates. Falling rates on developed-market sovereign debt made dollar-denominated, higher interest EM debt look more attractive by comparison, and the EM debt asset class saw strong inflows that put upward pressure on prices during the period.

Aided by improvement in economic fundamentals in a number of EM countries, spreads — the difference in yields between U.S. Treasurys and EM bonds — tightened during the period, providing an additional boost in value for existing EM bonds. The Fed and European Central Bank also restarted their bond-buying programs during the period, injecting money into global markets. EM debt was one asset class that benefited as investors looked for places to invest those additional funds. Other factors that supported the EM-debt rally included relatively attractive valuations, a largely flat U.S. dollar, and oil prices that were volatile, but ended the period up only marginally.

Following a difficult 2018 for EM bonds, compelling valuations early in the period helped make the asset class attractive to investors. Relative to overseas currencies, the value of the U.S. dollar was generally flat during the period, making the dollar a relatively benign factor for EM debt issuers. By comparison, a rising dollar may make dollar-denominated EM debt more difficult for EM issuers to repay. Similarly, the effect of oil prices was also relatively benign during the period. The price of Brent Crude, the benchmark for non-U.S.-produced oil, rose less than 6% during the period. This was helpful for oil exporters such as Mexico and Brazil, but small enough not to be a challenge for oil importers such as India and China during the period.

Fund Performance

For the 12-month period ended January 31, 2020, Eaton Vance Emerging Markets Debt Fund (the Fund) returned 15.57% for Class I shares at net asset value (NAV), outperforming its benchmark, the Index, which returned 11.85%.

On a regional basis, the largest contributors to Fund performance versus the Index were security selections in Eastern Europe, Africa, and the Middle East. In Eastern Europe, an overweight holding in Ukrainian sovereign debt was the Fund’s largest single-country position and the largest country contributor to performance, relative to the Index. The April 21, 2019 landslide election of President Volodymyr Zelensky — generally viewed as a political outsider in a country known for corruption among its political class and billionaire oligarchs — was widely seen as a turning point toward fiscal responsibility, the rule of law, and a more free-market economy. Following the election, Ukrainian sovereign bonds, which had defaulted as recently as 2015, rallied strongly during the period as their yield spread to U.S. Treasurys declined by nearly two-thirds. A declining yield spread — the difference in yield between a bond and U.S. Treasurys — generally indicates increased investor confidence that a bond will be repaid.

In Africa, the Fund’s overweight position in Egyptian sovereign debt helped relative results as well during the period. Egyptian bonds rallied in response to progress on financial reforms instituted with the help of the International Monetary Fund. In the Middle East, underweighting Lebanese sovereign debt — and the sell-off of that debt during the period — also contributed to relative Fund performance, as Lebanon’s insolvent central bank proved incapable of making most loan payments.

The Fund’s use of derivatives contributed to returns versus the Index during the period. Interest rate futures and swaps, which were used to manage interest-rate exposures, positively impacted performance. Currency forwards, generally used to hedge euro exposure in the Fund’s euro-denominated holdings, contributed as well. Sovereign credit default swaps also contributed to performance versus the Index during the period.

In contrast, the Fund’s U.S. duration positioning and exposure to Latin American debt detracted from performance versus the Index during the period. The Fund’s average duration, or sensitivity to interest-rate changes, was generally less than that of the Index during the period. As a result, the Fund benefited less than the Index from falling interest rates.

In Latin America, the Fund’s overweight position in Argentinian sovereign debt negatively impacted relative results. Early in the period, it was widely expected that Argentina’s then-president, Mauricio Macri, would be competitive in the August 11 primary election and win the general election in October. Macri had instituted positive economic reforms that had helped Argentinian bond performance. But after Marci lost the primary election to populist Alberto Fernández by a large margin, bond prices plummeted in anticipation of less investor-friendly policies under a new government. By period-end, Argentinian bonds held by the Fund were sold.

On an individual country basis, the Fund’s position in Turkish sovereign debt detracted from relative performance during the period as well. Turkish bonds sold off as investors appeared to lose confidence in the ability of the country’s central bank to protect the value of its currency and positively affect the economy.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class I at NAV	05/01/2018	05/01/2018	15.57%	—	9.43%
J.P. Morgan Emerging Market Bond Index (EMBI) Global	—	—	11.85%	6.36%	8.75%
Diversified

% Total Annual Operating Expense Ratios[4]					Class I
Gross					3.09%
Net					0.85

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Fund Profile

Asset Allocation (% of net assets)5

Foreign Currency Exposure (% of net assets)6

Ukraine	12.1%	Bahamas	2.6%

Egypt	10.7	Jordan	2.6

Nigeria	6.7	Mexico	2.6

Kenya	6.4	Angola	2.5

El Salvador	5.3	Pakistan	2.5

Tanzania	4.8	Fiji	2.4

Indonesia	4.3	Ghana	2.4

Costa Rica	3.5	Benin	2.0

Barbados	3.4	Ecuador	2.0

Colombia	2.9	Vietnam	1.8

Bahrain	2.7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Class I shares are offered at net asset value (NAV). Total Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 5/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

4

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)		Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,060.40	$4.41	**	0.85%

Hypothetical*
(5% return per year before expenses)
Class I	$1,000.00	$1,020.90	$4.33	**	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

5

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Portfolio of Investments

Foreign Government Bonds — 67.3%
Security		Principal Amount (000’s omitted)	Value

Angola — 2.5%

Republic of Angola, 8.25%, 5/9/28(1)	USD	200	$215,939

Total Angola			$215,939

Bahamas — 2.6%

Commonwealth of Bahamas, 5.75%, 1/16/24(1)	USD	200	$217,752

Total Bahamas			$217,752

Bahrain — 2.7%

Bahrain Government International Bond, 7.00%, 1/26/26(1)	USD	200	$234,610

Total Bahrain			$234,610

Barbados — 3.4%

Government of Barbados, 6.50%, 2/1/21(2)	USD	17	$16,691

Government of Barbados, 6.50%, 10/1/29(2)	USD	271	274,929

Total Barbados			$291,620

Benin — 2.0%

Benin Government International Bond, 5.75%, 3/26/26(1)	EUR	150	$172,541

Total Benin			$172,541

Colombia — 2.9%

Republic of Colombia, 5.00%, 6/15/45	USD	200	$243,487

Total Colombia			$243,487

Costa Rica — 3.5%

Costa Rica Government International Bond, 7.158%, 3/12/45(1)	USD	280	$300,915

Total Costa Rica			$300,915

Ecuador — 2.0%

Republic of Ecuador, 7.875%, 3/27/25(1)	USD	200	$171,650

Total Ecuador			$171,650

Egypt — 10.7%

Arab Republic of Egypt, 8.15%, 11/20/59(1)	USD	200	$219,444

Arab Republic of Egypt, 8.50%, 1/31/47(1)	USD	400	458,693

Arab Republic of Egypt, 8.70%, 3/1/49(1)	USD	200	231,053

Total Egypt			$909,190

Security		Principal Amount (000’s omitted)	Value

El Salvador — 5.3%

Republic of El Salvador, 7.125%, 1/20/50(1)	USD	200	$219,587

Republic of El Salvador, 7.65%, 6/15/35(1)	USD	200	233,189

Total El Salvador			$452,776

Fiji — 2.4%

Republic of Fiji, 6.625%, 10/2/20(1)	USD	200	$201,000

Total Fiji			$201,000

Ghana — 2.4%

Ghana Government International Bond, 8.95%, 3/26/51(1)	USD	200	$205,058

Total Ghana			$205,058

Jordan — 2.6%

Jordan Government International Bond, 7.375%, 10/10/47(1)	USD	200	$220,377

Total Jordan			$220,377

Kenya — 2.5%

Republic of Kenya, 7.25%, 2/28/28(1)	USD	200	$216,472

Total Kenya			$216,472

Nigeria — 5.2%

Republic of Nigeria, 7.875%, 2/16/32(1)	USD	200	$209,675

Republic of Nigeria, 8.747%, 1/21/31(1)	USD	207	231,861

Total Nigeria			$441,536

Pakistan — 2.5%

Pakistan Government International Bond, 6.875%, 12/5/27(1)	USD	200	$211,850

Total Pakistan			$211,850

Ukraine — 12.1%

Ukraine Government International Bond, 0.00%, GDP-Linked, 5/31/40(1)(2)(3)	USD	289	$287,194

Ukraine Government International Bond, 9.75%, 11/1/28(1)	USD	600	748,535

Total Ukraine			$1,035,729

Total Foreign Government Bonds (identified cost $5,263,300)			$5,742,502

6	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Portfolio of Investments — continued

Foreign Corporate Bonds — 8.7%
Security		Principal Amount (000’s omitted)	Value

Indonesia — 4.3%

Perusahaan Listrik Negara PT, 5.25%, 10/24/42(1)	USD	320	$364,299

Total Indonesia			$364,299

Mexico — 2.6%

Petroleos Mexicanos, 6.50%, 3/13/27	USD	200	$217,404

Total Mexico			$217,404

Vietnam — 1.8%

Debt and Asset Trading Corp., 1.00%, 10/10/25(1)	USD	200	$156,000

Total Vietnam			$156,000

Total Foreign Corporate Bonds (identified cost $657,352)			$737,703

Sovereign Loans — 10.2%
Borrower		Principal Amount (000’s omitted)	Value

Kenya — 3.9%

Republic Government of Kenya, Term Loan, 8.37%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(4)		$325	$327,757

Total Kenya			$327,757

Nigeria — 1.5%

Bank of Industry Limited, Term Loan, 7.85%, (3 mo. USD LIBOR + 6.00%), Maturing April 11, 2021(4)(5)		$125	$128,379

Total Nigeria			$128,379

Tanzania — 4.8%

Government of the United Republic of Tanzania, Term Loan, 7.09%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(4)		$400	$412,358

Total Tanzania			$412,358

Total Sovereign Loans (identified cost $846,223)			$868,494

Short-Term Investments — 6.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.74%(6)	588,958	$589,017

Total Short-Term Investments (identified cost $588,982)		$589,017

Total Investments — 93.1% (identified cost $7,355,857)		$7,937,716

Other Assets, Less Liabilities — 6.9%		$592,271

Net Assets — 100.0%		$8,529,987

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At January 31, 2020, the aggregate value of these securities is $5,727,694 or 67.1% of the Fund’s net assets.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2020, the aggregate value of these securities is $578,814 or 6.8% of the Fund’s net assets.

(3)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(4)	Variable rate security. The stated interest rate represents the rate in effect at January 31, 2020.

(5)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2020.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	155,475	EUR	139,188	4/9/20	$492

					$492

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	102,821	USD	114,742	Goldman Sachs International	2/24/20	$—	$(570)

USD	114,580	EUR	102,821	Goldman Sachs International	2/24/20	407	—

						$407	$(570)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

Euro-Bobl	1	Short	3/6/20	$(149,677)	$(932)

U.S. 5-Year Treasury Note	20	Long	3/31/20	2,406,406	23,436

U.S. 10-Year Treasury Note	18	Long	3/20/20	2,369,812	33,709

U.S. Long Treasury Bond	3	Long	3/20/20	490,594	11,152

U.S. Ultra-Long Treasury Bond	5	Long	3/20/20	968,438	24,837

					$92,202

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	50	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	$564	$—	$564

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	3.06% (pays semi-annually)	10/2/23	(14,100)	(18)	(14,118)

USD	19	Pays	3-month USD-LIBOR (pays quarterly)	2.36% (pays semi-annually)	4/29/24	927	—	927

USD	35	Pays	3-month USD-LIBOR (pays quarterly)	2.33% (pays semi-annually)	4/30/24	1,661	—	1,661

USD	203	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	9/26/24	(1,649)	—	(1,649)

USD	197	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(4,798)	—	(4,798)

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	145	Receives	3-month USD-LIBOR (pays quarterly)	2.63% (pays semi-annually)	3/25/29	$(15,959)	$1,259	$(14,700)

USD	300	Pays	3-month USD-LIBOR (pays quarterly)	2.34% (pays semi-annually)	5/17/29	23,893	—	23,893

USD	438	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(25,109)	141	(24,968)

USD	190	Receives	3-month USD-LIBOR (pays quarterly)	1.35% (pays semi-annually)	9/6/29	1,129	—	1,129

USD	194	Receives	3-month USD-LIBOR (pays quarterly)	1.66% (pays semi-annually)	9/16/29	(4,441)	—	(4,441)

USD	150	Receives	3-month USD-LIBOR (pays quarterly)	1.69% (pays semi-annually)	10/22/29	(4,014)	—	(4,014)

USD	185	Pays	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	10/24/29	5,104	—	5,104

USD	220	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/12/29	(5,735)	—	(5,735)

USD	150	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/12/29	(4,011)	—	(4,011)

USD	42	Receives	3-month USD-LIBOR (pays quarterly)	1.78% (pays semi-annually)	1/28/40	(1,068)	—	(1,068)

USD	170	Receives	3-month USD-LIBOR (pays quarterly)	1.71% (pays semi-annually)	2/3/40	(2,219)	—	(2,219)

USD	95	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(26,587)	(48)	(26,635)

USD	125	Receives	3-month USD-LIBOR (pays quarterly)	2.54% (pays semi-annually)	5/17/49	(25,636)	—	(25,636)

USD	116	Receives	3-month USD-LIBOR (pays quarterly)	2.21% (pays semi-annually)	8/1/49	(15,352)	—	(15,352)

USD	90	Receives	3-month USD-LIBOR (pays quarterly)	1.57% (pays semi-annually)	8/29/49	1,789	—	1,789

USD	99	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	45	—	45

USD	7	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	(77)	—	(77)

USD	72	Receives	3-month USD-LIBOR (pays quarterly)	1.89% (pays semi-annually)	10/24/49	(4,143)	—	(4,143)

USD	110	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	10/25/49	(5,810)	—	(5,810)

USD	98	Receives	3-month USD-LIBOR (pays quarterly)	1.97% (pays semi-annually)	11/15/49	(6,970)	—	(6,970)

USD	25	Receives	3-month USD-LIBOR (pays quarterly)	2.05% (pays semi-annually)	12/30/49	(2,286)	—	(2,286)

USD	50	Receives	3-month USD-LIBOR (pays quarterly)	1.90% (pays semi-annually)	1/8/50	(2,763)	—	(2,763)

Total						$(137,615)	$1,334	$(136,281)

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$250	1.00% (pays quarterly)(1)	12/20/24	1.04%	$(209)	$(289)	$(498)

Mexico	200	1.00% (pays quarterly)(1)	12/20/24	0.84	1,755	914	2,669

Russia	200	1.00% (pays quarterly)(1)	12/20/24	0.64	3,597	(1,756)	1,841

Turkey	85	1.00% (pays quarterly)(1)	6/20/20	0.37	310	1,082	1,392

Turkey	190	1.00% (pays quarterly)(1)	12/20/24	2.39	(11,714)	22,411	10,697

Total	$925				$(6,261)	$22,362	$16,101

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At January 31, 2020, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $925,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

EUR	–	Euro

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Unaffiliated investments, at value (identified cost, $6,766,875)	$7,348,699

Affiliated investment, at value (identified cost, $588,982)	589,017

Cash	479

Deposits for derivatives collateral —

Financial futures contracts	75,465

Centrally cleared derivatives	410,112

Foreign currency, at value (identified cost, $47,049)	47,441

Interest receivable	120,758

Dividends receivable from affiliated investment	1,258

Receivable for investments sold	512,429

Receivable for variation margin on open financial futures contracts	16,517

Receivable for open forward foreign currency exchange contracts	407

Receivable for closed swap contracts	461

Receivable from affiliate	23,970

Total assets	$9,147,013

Liabilities

Payable for investments purchased	$509,895

Payable for variation margin on open centrally cleared derivatives	8,775

Payable for open forward foreign currency exchange contracts	570

Payable for closed swap contracts	574

Payable to affiliate:

Investment adviser and administration fee	4,687

Accrued expenses	92,525

Total liabilities	$617,026

Net Assets	$8,529,987

Sources of Net Assets

Paid-in capital	$8,028,519

Distributable earnings	501,468

Total	$8,529,987

Class I Shares

Net Assets	$8,529,987

Shares Outstanding	803,087

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.62

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Interest	$481,871

Dividends from affiliated investment	9,589

Total investment income	$491,460

Expenses

Investment adviser and administration fee	$53,436

Trustees’ fees and expenses	910

Custodian fee	42,348

Transfer and dividend disbursing agent fees	285

Legal and accounting services	89,869

Printing and postage	7,613

Registration fees	27,175

Miscellaneous	3,319

Total expenses	$224,955

Deduct —

Allocation of expenses to affiliate	$154,660

Total expense reductions	$154,660

Net expenses	$70,295

Net investment income	$421,165

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(193,712)

Investment transactions — affiliated investment	(3)

Financial futures contracts	386,618

Swap contracts	(208,389)

Foreign currency transactions	(1,029)

Forward foreign currency exchange contracts	56,839

Net realized gain	$40,324

Change in unrealized appreciation (depreciation) —

Investments	$757,921

Investments — affiliated investment	35

Financial futures contracts	21,889

Swap contracts	(55,450)

Foreign currency	874

Forward foreign currency exchange contracts	2,934

Net change in unrealized appreciation (depreciation)	$728,203

Net realized and unrealized gain	$768,527

Net increase in net assets from operations	$1,189,692

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended January 31, 2020	Period Ended January 31, 2019(1)

From operations —

Net investment income	$421,165	$229,194

Net realized gain	40,324	51,145

Net change in unrealized appreciation (depreciation)	728,203	(173,687)

Net increase in net assets from operations	$1,189,692	$106,652

Distributions to shareholders	$(562,574)	$(235,680)

Total distributions to shareholders	$(562,574)	$(235,680)

Transactions in shares of beneficial interest —

Proceeds from sale of shares	$23,743	$8,007,500

Net asset value of shares issued to shareholders in payment of distributions declared	654	—

Net increase in net assets from Fund share transactions	$24,397	$8,007,500

Net increase in net assets	$651,515	$7,878,472

Net Assets

At beginning of period	$7,878,472	$—

At end of period	$8,529,987	$7,878,472

(1)	For the period from the start of business, May 1, 2018, to January 31, 2019.

13	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Financial Highlights

	Class I
	Year Ended January 31, 2020	Period Ended January 31, 2019(1)

Net asset value — Beginning of period	$9.840	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.526	$0.286

Net realized and unrealized gain (loss)	0.956	(0.151)

Total income from operations	$1.482	$0.135

Less Distributions

From net investment income	$(0.577)	$(0.219)

From net realized gain	(0.125)	(0.076)

Total distributions	$(0.702)	$(0.295)

Net asset value — End of period	$10.620	$9.840

Total Return(3)(4)	15.57%	1.34	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,530	$7,878

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.85%	0.85	%(6)

Net investment income	5.12%	3.92	%(6)

Portfolio Turnover	187%	82	%(5)

(1)	For the period from the start of business, May 1, 2018, to January 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.88% and 2.24% of average daily net assets for the year ended January 31, 2020 and the period ended January 31, 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

14	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Debt Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on May 1, 2018. The Fund’s investment objective is total return. The Fund offers Class I shares, which are sold at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of January 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

15

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps —Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value

16

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Notes to Financial Statements — continued

of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended January 31, 2020 and the period ended January 31, 2019 was as follows:

	Year Ended January 31, 2020	Period Ended January 31, 2019

Ordinary income	$510,625	$235,680

Long-term capital gains	$51,949	$—

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$45,749

Net unrealized appreciation	$455,719

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,351,543

Gross unrealized appreciation	$621,045

Gross unrealized depreciation	(165,633)

Net unrealized appreciation	$455,412

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended January 31, 2020, the investment adviser and administration fee amounted to $53,436 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

17

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Notes to Financial Statements — continued

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.85% of the Fund’s average daily net assets for Class I. This agreement may be changed or terminated after May 31, 2020. Pursuant to this agreement, EVM was allocated $154,660 of the Fund’s operating expenses for the year ended January 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2020, EVM earned $72 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $13,502,348 and $13,700,923, respectively, for the year ended January 31, 2020.

5  Shares of Beneficial Interest

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) in one or more series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended January 31, 2020	Period Ended January 31, 2019(1)

Sales	2,254	800,770

Issued to shareholders electing to receive payments of distributions in Fund shares	63	—

Net increase	2,317	800,770

(1)	For the period from the start of business, May 1, 2018, to January 31, 2019.

At January 31, 2020, EVM owned 99.6% of the outstanding shares of the Fund.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2020 is included in the Portfolio of Investments. At January 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to enhance total return and/or to seek to hedge against fluctuations in currency exchange rates.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including interest rate futures contracts and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At January 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $570. At January 31, 2020, there were no assets pledged by the Fund for such liability.

18

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Notes to Financial Statements — continued

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2020 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit		Foreign Exchange	Interest Rate		Total

Not applicable	$5,662	*	$492 *	$128,246	*	$134,400

Receivable for open forward foreign currency exchange contracts	—		407	—		407

Total Asset Derivatives	$5,662		$899	$128,246		$134,807

Derivatives not subject to master netting or similar agreements	$5,662		$492	$128,246		$134,400

Total Asset Derivatives subject to master netting or similar agreements	$—		$407	$—		$407

Not applicable	$(11,923	)*	$—	$(173,659	)*	$(185,582)

Payable for open forward foreign currency exchange contracts	—		(570)	—		(570)

Total Liability Derivatives	$(11,923)		$(570)	$(173,659)		$(186,152)

Derivatives not subject to master netting or similar agreements	$(11,923)		$—	$(173,659)		$(185,582)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(570)	$—		$(570)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

19

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of January 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$407	$(407)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(570)	$407	$—	$—	$(163)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended January 31, 2020 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$386,618	$386,618

Swap contracts	35,094	—	(243,483)	(208,389)

Forward foreign currency exchange contracts	—	56,839	—	56,839

Total	$35,094	$56,839	$143,135	$235,068

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$21,889	$21,889

Swap contracts	6,603	—	(62,053)	(55,450)

Forward foreign currency exchange contracts	—	2,934	—	2,934

Total	$6,603	$2,934	$(40,164)	$(30,627)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended January 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$5,289,000	$304,000	$1,412,000	$5,496,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

20

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Notes to Financial Statements — continued

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2020.

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Investments in Affiliated Funds

At January 31, 2020, the value of the Fund’s investment in affiliated funds was $589,017, which represents 6.9% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended January 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$24,800	$8,471,283	$(7,907,098)	$(3)	$35	$589,017	$9,589	588,958

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Notes to Financial Statements — continued

At January 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$5,742,502	$—	$5,742,502

Foreign Corporate Bonds	—	737,703	—	737,703

Sovereign Loans	—	868,494	—	868,494

Short-Term Investments	—	589,017	—	589,017

Total Investments	$—	$7,937,716	$—	$7,937,716

Forward Foreign Currency Exchange Contracts	$—	$899	$—	$899

Futures Contracts	93,134	—	—	93,134

Swap Contracts	—	40,774	—	40,774

Total	$93,134	$7,979,389	$—	$8,072,523

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(570)	$—	$(570)

Futures Contracts	(932)	—	—	(932)

Swap Contracts	—	(184,650)	—	(184,650)

Total	$(932)	$(185,220)	$—	$(186,152)

11  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

22

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Debt Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended January 31, 2020 and for the period from the start of business, May 1, 2018, to January 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended January 31, 2020 and for the period from the start of business, May 1, 2018, to January 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

24

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

25

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

26

Eaton Vance

Emerging Markets Debt Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

29948    1.31.20

Parametric

Emerging Markets Fund

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2020

Parametric

Emerging Markets Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	39

Federal Tax Information	40

Management and Organization	41

Important Notices	44

Parametric

Emerging Markets Fund

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Emerging market equities advanced during the 12-month period ended January 31, 2020, with the MSCI Emerging Markets Index (the Index)2 returning 3.81%. While volatility surrounding trade-war concerns resulted in muted returns through the first half of the period, emerging market equities rallied during the last four months of 2019, buoyed by strength in Asian information technology companies. Markets once again changed course at the start of 2020, as prices for emerging market equities were broadly lower amid fears that the outbreak of the deadly coronavirus virus in China would derail the strong gains posted just a month prior.

From a country perspective, 16 of the 26 emerging market countries within the Index delivered positive returns during the period. Egypt, Russia, and Greece experienced the strongest growth. The smaller countries of Chile and Argentina were the worst performers. Frontier markets outperformed emerging markets, bolstered by strength in one large constituent, Kuwait. During the period, the MSCI Frontier Markets Index returned 12.57%, over three times the Index.

Fund Performance

For the 12-month period ended January 31, 2020, Parametric Emerging Markets Fund (the Fund) returned –0.46% for Investor Class shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 3.81%.

The Fund’s emphasis on diversification6 — via a system of target weights by country and systematic rebalancing back to those target weights — detracted from performance relative to the Index during the period. The diversification targets consistently have the Fund underweight in larger countries and overweight in smaller countries. The Fund’s emphasis on diversification at the sector level within each country also detracted from relative returns during the period.

The Fund’s underweight exposure to Taiwan detracted from returns versus the Index. An underweight exposure to information technology (IT) stocks in Taiwan further weighed on relative results amid a rally following a “phase-one” trade deal between the U.S. and China late in the period, which helped ease global trading tensions. An underweight exposure to China also detracted from relative performance, as improving trade relations with the U.S., better economic data, and monetary support from the central authority bolstered Chinese equity prices during the end-of-year rally.

An overweight exposure to Chile also weighed on relative results during the period. Chilean stocks and the peso were overcome by political unrest and rioting in the country, which triggered concerns over economic growth potential.

By contrast, the Fund’s stock selection in Brazil contributed to returns relative to the Index during the period. This was partially the result of including small-cap companies in the country’s IT sector, which experienced strong outperformance relative to the sole constituent included in the Index. In addition, sector diversification in Saudi Arabia contributed to returns versus the Index, partially due to an overweight exposure to the utilities sector, which rallied on the strength of its only constituent. Additionally, an overweight exposure to Russia aided relative performance during the period.

Finally, frontier countries included in the Fund, but not in the Index, contributed to performance relative to the Index, as the Fund held overweight positions in frontier market countries that outperformed the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Emerging Markets Fund

January 31, 2020

Performance2,3

Portfolio Managers Thomas C. Seto, Paul Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class at NAV	06/30/2006	06/30/2006	–0.46%	2.02%	2.47%
Class C at NAV	06/30/2006	06/30/2006	–1.21	1.25	1.71
Class C with 1% Maximum Sales Charge	—	—	–2.18	1.25	1.71
Institutional Class at NAV	06/30/2006	06/30/2006	–0.20	2.26	2.73
Class R6 at NAV	07/01/2014	06/30/2006	–0.13	2.33	2.77
MSCI Emerging Markets Index	—	—	3.81%	4.48%	3.78%

% Total Annual Operating Expense Ratios[4]		Investor Class	Class C	Institutional Class	Class R6
		1.44%	2.19%	1.19%	1.13%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2010	$11,846	N.A.
Institutional Class	$50,000	01/31/2010	$65,461	N.A.
Class R6	$1,000,000	01/31/2010	$1,313,842	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Emerging Markets Fund

January 31, 2020

Fund Profile

Sector Allocation (% of net assets)5

Geographic Allocation (% of common stocks)

Top 10 Holdings (% of net assets)5

Sberbank of Russia PJSC	0.8%

Credicorp, Ltd.	0.7

America Movil SAB de CV, Series L	0.7

Gazprom PJSC ADR	0.6

Tencent Holdings, Ltd.	0.6

Lukoil PJSC ADR	0.6

Samsung Electronics Co., Ltd.	0.5

Naspers, Ltd., Class N	0.5

Petroleo Brasileiro SA, PFC Shares	0.5

Fomento Economico Mexicano SAB de CV, Series UBD	0.5

Total	6.0%

See Endnotes and Additional Disclosures in this report.

4

Parametric

Emerging Markets Fund

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Investor Class, Institutional Class and Class R6 shares are offered without a sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Institutional Class. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

[6]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

5

Parametric

Emerging Markets Fund

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)	Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,001.00	$7.51	1.49%
Class C	$1,000.00	$997.20	$11.28	2.24%
Institutional Class	$1,000.00	$1,002.20	$6.26	1.24%
Class R6	$1,000.00	$1,003.70	$5.91	1.17%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.70	$7.58	1.49%
Class C	$1,000.00	$1,013.90	$11.37	2.24%
Institutional Class	$1,000.00	$1,019.00	$6.31	1.24%
Class R6	$1,000.00	$1,019.30	$5.95	1.17%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

6

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments

Common Stocks — 99.6%
Security	Shares	Value

Argentina — 0.7%

Adecoagro SA(1)	75,206	$561,789

Arcos Dorados Holdings, Inc., Class A	32,114	246,314

Banco BBVA Argentina SA ADR(1)(2)	25,288	118,348

Banco Macro SA, Class B ADR	6,487	198,956

Cresud SA ADR(1)(2)	27,577	154,983

Grupo Financiero Galicia SA, Class B ADR	24,487	351,388

IRSA Inversiones y Representaciones SA ADR(1)	16,910	89,961

IRSA Propiedades Comerciales SA ADR	170	2,168

MercadoLibre, Inc.(1)	6,122	4,058,886

Pampa Energia SA ADR(1)(2)	42,199	555,761

Transportadora de Gas del Sur SA ADR(2)	21,563	133,475

YPF SA ADR(2)	72,924	684,756

		$7,156,785

Bahrain — 0.7%

Ahli United Bank BSC	3,905,254	$4,361,330

Al Salam Bank-Bahrain BSC	6,123,287	1,599,503

GFH Financial Group BSC	5,341,616	1,248,301

Ithmaar Holding BSC(1)(3)	14,771,027	755,320

		$7,964,454

Bangladesh — 0.7%

ACI, Ltd.	71,603	$154,791

Aftab Automobiles, Ltd.	349,827	99,186

Bangladesh Export Import Co., Ltd.	1,512,367	249,020

Bangladesh Submarine Cable Co., Ltd.	111,014	134,550

Beximco Pharmaceuticals, Ltd.	116,421	100,425

BSRM Steels, Ltd.	938,510	397,687

City Bank, Ltd. (The)	435,051	96,618

Grameenphone, Ltd.	215,817	652,327

Heidelberger Cement Bangladesh, Ltd.	146,500	266,236

Islami Bank Bangladesh, Ltd.	929,748	204,542

Jamuna Oil Co., Ltd.	87,929	143,319

Khulna Power Co., Ltd.	320,573	188,933

LankaBangla Finance, Ltd.	829,367	156,976

Meghna Petroleum, Ltd.	79,364	147,763

National Bank, Ltd.(1)	2,588,281	231,275

Olympic Industries, Ltd.	458,511	1,051,576

Orion Pharma, Ltd.	258,206	83,015

Padma Oil Co., Ltd.	98,234	204,204

Pubali Bank, Ltd.	1,042,120	300,098

Renata, Ltd.	15,906	204,940

Singer Bangladesh, Ltd.(1)	137,622	278,391

Social Islami Bank, Ltd.(1)	1,177,708	198,336

Security	Shares	Value

Bangladesh (continued)

Southeast Bank, Ltd.(1)	2,062,748	$315,285

Square Pharmaceuticals, Ltd.	264,336	614,805

Summit Power, Ltd.	912,732	421,883

Titas Gas Transmission & Distribution Co., Ltd.	623,246	227,367

Unique Hotel & Resorts, Ltd.	450,062	249,869

United Airways Bangladesh, Ltd.(1)	6,170,401	138,784

United Commercial Bank, Ltd.(1)	1,343,068	216,531

		$7,728,732

Botswana — 0.8%

Barclays Bank of Botswana, Ltd.	1,539,465	$772,083

Botswana Insurance Holdings, Ltd.	859,111	1,370,390

First National Bank of Botswana, Ltd.	7,940,100	2,062,779

Letshego Holdings, Ltd.	17,758,614	1,389,968

Sechaba Breweries Holdings, Ltd.	1,220,550	2,454,142

Standard Chartered Bank Botswana, Ltd.	531,120	80,847

		$8,130,209

Brazil — 5.7%

AMBEV SA	499,250	$2,080,888

B2W Cia Digital(1)	37,770	627,942

B3 SA - Brasil Bolsa Balcao	93,800	1,055,704

Banco Bradesco SA, PFC Shares	224,906	1,727,259

Banco do Brasil SA	67,298	762,771

BB Seguridade Participacoes SA	51,500	418,244

BR Malls Participacoes SA	146,211	628,189

Bradespar SA, PFC Shares	28,600	247,160

Braskem SA, PFC Shares	26,060	191,985

BRF SA(1)	108,840	776,412

CCR SA	209,800	893,558

Centrais Eletricas Brasileiras SA, PFC Shares	104,300	995,363

Cia Brasileira de Distribuicao, PFC Shares	38,469	764,242

Cia de Saneamento Basico do Estado de Sao Paulo	43,860	624,728

Cia de Saneamento de Minas Gerais-COPASA	14,400	226,629

Cia de Transmissao de Energia Eletrica Paulista, PFC Shares	66,760	346,068

Cia Energetica de Minas Gerais, PFC Shares	212,255	740,955

Cia Energetica de Sao Paulo, Class B, PFC Shares	36,400	270,369

Cia Hering	68,200	395,256

Cia Paranaense de Energia, PFC Shares	30,600	524,600

Cia Siderurgica Nacional SA	81,200	244,590

Cielo SA	1,418,506	2,341,764

Cogna Educacao	289,536	785,599

Construtora Tenda SA	18,168	151,789

Cosan SA	34,700	645,774

Cyrela Brazil Realty SA Empreendimentos e Participacoes	36,500	271,027

7	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Brazil (continued)

Duratex SA	37,558	$137,688

EDP-Energias do Brasil SA	102,800	536,492

Embraer SA	33,400	141,474

Embraer SA ADR(2)	28,248	475,696

Engie Brasil Energia SA	45,950	558,469

Equatorial Energia SA	164,500	915,724

Even Construtora e Incorporadora SA(1)	69,300	270,721

Ez Tec Empreendimentos e Participacoes SA	16,227	210,672

Fleury SA	232,600	1,683,697

Gerdau SA, PFC Shares	97,200	455,065

Gol Linhas Aereas Inteligentes SA, PFC Shares	30,400	243,123

Hypera SA	177,000	1,470,109

Iochpe Maxion SA	61,000	309,373

Itau Unibanco Holding SA, PFC Shares	196,620	1,506,811

Itausa-Investimentos Itau SA, PFC Shares	195,875	588,183

JBS SA	166,325	1,071,135

Klabin SA, PFC Shares	320,200	305,052

Light SA	29,700	158,812

Localiza Rent a Car SA	118,389	1,482,558

LOG Commercial Properties e Participacoes SA	9,877	72,879

Lojas Americanas SA(1)	1,441	9,270

Lojas Americanas SA, PFC Shares	144,200	927,640

Lojas Renner SA	92,377	1,239,214

Marcopolo SA, PFC Shares	86,500	97,758

Marfrig Global Foods SA(1)	177,855	455,581

Metalurgica Gerdau SA, PFC Shares	111,800	248,787

MRV Engenharia e Participacoes SA	101,300	493,656

Natura & Co. Holding SA	67,400	748,819

Odontoprev SA	373,200	1,538,951

Petroleo Brasileiro SA, PFC Shares	757,900	5,034,851

Qualicorp Consultoria e Corretora de Seguros SA	149,000	1,442,474

Randon SA Implementos e Participacoes, PFC Shares	72,800	231,187

Rumo SA(1)	185,919	1,007,173

Smiles Fidelidade SA	22,500	202,167

Suzano SA	48,920	453,149

Telefonica Brasil SA, PFC Shares	226,300	3,138,270

TIM Participacoes SA	409,850	1,602,995

Totvs SA	235,290	4,101,340

Transmissora Alianca de Energia Electrica SA	44,200	319,533

Ultrapar Participacoes SA	100,868	594,948

Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, PFC Shares	87,850	197,543

Vale SA	289,847	3,402,281

Valid Solucoes SA	54,670	224,292

Weg SA	108,252	996,173

YDUQS Part	57,700	710,168

		$60,750,818

Security	Shares	Value

Bulgaria — 0.2%

CB First Investment Bank AD(1)	235,000	$429,283

Chimimport AD	329,922	299,318

MonBat AD	60,235	216,867

Petrol AD(1)	25,625	9,263

Sopharma AD	354,600	702,915

		$1,657,646

Chile — 2.6%

AES Gener SA	1,325,140	$246,549

Aguas Andinas SA, Series A	1,073,898	402,561

Banco de Chile	14,370,869	1,415,000

Banco de Credito e Inversiones SA	20,851	870,542

Banco Santander Chile	20,090,862	993,874

Cap SA	56,612	336,715

Cencosud SA	935,529	1,157,283

Cia Cervecerias Unidas SA	107,129	945,728

Cia Sud Americana de Vapores SA(1)	14,510,741	456,373

Colbun SA	2,922,868	425,483

Embotelladora Andina SA, Class B, PFC Shares	154,121	402,471

Empresa Nacional de Telecomunicaciones SA(1)	191,089	1,253,552

Empresas CMPC SA	710,444	1,628,970

Empresas COPEC SA	396,674	3,538,988

Enel Americas SA	10,652,906	2,099,167

Enel Chile SA	9,679,267	917,976

Engie Energia Chile SA	173,855	243,327

Forus SA	87,698	119,356

Inversiones Aguas Metropolitanas SA	130,715	122,499

Inversiones La Construccion SA	18,894	172,341

Itau CorpBanca	72,085,733	350,385

Latam Airlines Group SA	225,220	1,870,877

Parque Arauco SA	541,699	1,238,672

Ripley Corp. SA	721,671	336,804

S.A.C.I. Falabella	580,600	2,278,001

Sociedad Matriz SAAM SA	6,242,812	495,337

Sociedad Quimica y Minera de Chile SA, Series B, PFC Shares	58,504	1,630,188

Sonda SA	736,417	569,543

Vina Concha y Toro SA	371,443	667,326

		$27,185,888

China — 11.1%

3SBio, Inc.(1)(4)	508,000	$645,258

AECC Aviation Power Co., Ltd.	40,221	123,256

Agile Group Holdings, Ltd.	254,000	334,248

Agricultural Bank of China, Ltd., Class H	1,075,000	415,035

Aier Eye Hospital Group Co., Ltd., Class A	39,319	223,658

8	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

China (continued)

Air China, Ltd., Class H(2)	628,000	$515,380

Aisino Corp.	38,800	125,938

Alibaba Group Holding, Ltd. ADR(1)	15,200	3,140,168

Aluminum Corp. of China, Ltd., Class H(1)	2,486,000	726,777

Angang Steel Co., Ltd., Class H(2)	1,258,400	420,599

Anhui Conch Cement Co., Ltd., Class H	251,500	1,605,246

ANTA Sports Products, Ltd.	26,000	226,361

Baidu, Inc. ADR(1)	8,632	1,066,570

Bank of Beijing Co., Ltd.	182,760	140,747

Bank of China, Ltd., Class H	1,834,000	709,440

Bank of Communications, Ltd., Class H	847,900	543,135

Bank of Nanjing Co., Ltd.	80,900	94,377

Bank of Ningbo Co., Ltd., Class A	67,000	254,594

Beijing Capital International Airport Co., Ltd., Class H	436,000	351,159

Beijing Enterprises Holdings, Ltd.	135,000	590,274

Beijing Enterprises Water Group, Ltd.	1,560,000	693,762

Beijing Originwater Technology Co., Ltd., Class A	127,500	152,980

Beijing Tongrentang Co., Ltd.	22,000	85,816

BOE Technology Group Co., Ltd., Class A	341,100	223,880

Brilliance China Automotive Holdings, Ltd.	650,000	576,102

BYD Co., Ltd., Class H(2)	79,700	414,904

CGN Power Co., Ltd., Class H(4)	2,585,000	634,361

Changchun High & New Technology Industry Group, Inc., Class A	3,100	219,330

Changjiang Securities Co., Ltd., Class A	213,800	206,237

Chengdu Xingrong Environment Co., Ltd., Class A	243,600	154,263

China Agri-Industries Holdings, Ltd.	1,724,000	920,819

China Biologic Products Holdings, Inc.(1)(2)	10,100	1,170,590

China Bluechemical, Ltd., Class H	1,270,000	269,352

China Cinda Asset Management Co., Ltd., Class H	1,495,000	299,004

China CITIC Bank Corp., Ltd., Class H	343,000	179,049

China Coal Energy Co., Ltd., Class H	1,058,000	359,933

China Communications Construction Co., Ltd., Class H	509,000	359,706

China Communications Services Corp., Ltd., Class H	658,000	441,650

China Construction Bank Corp., Class H	2,016,630	1,527,670

China Dongxiang Group Co., Ltd.	4,257,000	437,481

China Everbright International, Ltd.	373,925	265,215

China Everbright, Ltd.	186,000	285,303

China Evergrande Group(2)	354,000	782,221

China Fortune Land Development Co., Ltd.	52,329	193,473

China Gas Holdings, Ltd.	429,800	1,697,887

China International Marine Containers Co., Ltd.	579,206	509,027

China International Travel Service Corp., Ltd.	16,300	187,783

China Life Insurance Co., Ltd., Class H	214,000	511,039

China Longyuan Power Group Corp., Ltd., Class H	954,000	564,065

China Mengniu Dairy Co., Ltd.	391,000	1,434,004

Security	Shares	Value

China (continued)

China Merchants Bank Co., Ltd., Class H	151,524	$730,582

China Merchants Port Holdings Co., Ltd.	318,035	489,221

China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	74,674	189,991

China Minsheng Banking Corp., Ltd., Class H	561,288	391,848

China Mobile, Ltd.	140,500	1,154,861

China Molybdenum Co., Ltd., Class H(2)	2,058,000	754,823

China National Building Material Co., Ltd., Class H	858,000	820,201

China National Nuclear Power Co., Ltd.	210,800	145,647

China Northern Rare Earth Group High-Tech Co., Ltd.	117,100	172,306

China Oilfield Services, Ltd., Class H	368,000	533,960

China Overseas Land & Investment, Ltd.	314,160	1,009,845

China Pacific Insurance (Group) Co., Ltd., Class H	107,600	358,901

China Petroleum & Chemical Corp., Class H	4,390,300	2,312,026

China Railway Construction Corp., Ltd., Class H	436,500	425,910

China Railway Group, Ltd., Class H	1,053,000	577,535

China Resources Beer Holdings Co., Ltd.	290,000	1,341,753

China Resources Gas Group, Ltd.	212,000	1,117,359

China Resources Land, Ltd.	302,000	1,256,296

China Resources Medical Holdings Co., Ltd.(2)	355,000	188,629

China Resources Power Holdings Co., Ltd.	477,600	641,178

China Shenhua Energy Co., Ltd., Class H	632,000	1,110,637

China Shineway Pharmaceutical Group, Ltd.	381,000	329,546

China Shipbuilding Industry Co., Ltd.	185,800	131,598

China Southern Airlines Co., Ltd., Class H(2)	564,000	311,638

China State Construction Engineering Corp., Ltd.	156,440	120,241

China Taiping Insurance Holdings Co., Ltd.	110,200	228,918

China Telecom Corp., Ltd., Class H	1,120,000	435,776

China Travel International Investment Hong Kong, Ltd.	1,998,000	318,701

China Unicom (Hong Kong), Ltd.	356,372	297,292

China United Network Communications, Ltd., Class A	514,100	408,970

China Vanke Co., Ltd., Class H	227,977	803,701

China Yangtze Power Co., Ltd.	162,200	395,362

Chongqing Changan Automobile Co., Ltd., Class A	98,800	136,866

CIFI Holdings Group Co., Ltd.	374,000	256,811

CITIC, Ltd.	458,000	517,901

CNOOC, Ltd.	2,111,000	3,160,246

COSCO SHIPPING Development Co., Ltd., Class H	4,252,000	449,928

COSCO SHIPPING Energy Transportation Co., Ltd., Class H	912,000	396,555

COSCO SHIPPING Holdings Co., Ltd., Class H(1)	1,482,975	529,280

COSCO SHIPPING Ports, Ltd.	516,000	364,966

Country Garden Holdings Co., Ltd.(2)	685,631	867,055

Country Garden Services Holdings Co., Ltd.	155,589	502,656

CSPC Pharmaceutical Group, Ltd.	728,000	1,596,842

Daqin Railway Co., Ltd.	104,300	114,992

Datang International Power Generation Co., Ltd., Class H	2,626,000	457,367

9	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

China (continued)

Dong-E-E-Jiao Co., Ltd., Class A	16,200	$78,445

Dongfeng Motor Group Co., Ltd., Class H	590,000	440,895

East Money Information Co., Ltd., Class A	58,632	120,426

Focus Media Information Technology Co., Ltd., Class A	196,344	161,285

Ganfeng Lithium Co., Ltd., Class A	51,150	310,086

Gemdale Corp.	80,700	149,625

Golden Eagle Retail Group, Ltd.	649,000	668,791

Great Wall Motor Co., Ltd., Class H(2)	715,000	472,444

Gree Electric Appliances, Inc. of Zhuhai, Class A	46,500	415,190

Guangdong Baolihua New Energy Stock Co., Ltd., Class A	255,400	215,337

Guangdong Investment, Ltd.	626,000	1,270,573

Guangzhou Automobile Group Co., Ltd., Class H(2)	355,218	356,017

Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	220,000	704,675

Guangzhou R&F Properties Co., Ltd., Class H	178,000	268,508

Guosen Securities Co., Ltd., Class A	117,628	201,548

Haier Electronics Group Co., Ltd.	161,000	483,599

Haier Smart Home Co., Ltd.	66,800	174,505

Han’s Laser Technology Industry Group Co., Ltd., Class A	23,400	139,912

Hangzhou Hikvision Digital Technology Co., Ltd., Class A	41,700	208,564

Harbin Pharmaceutical Group Co., Ltd.(1)	150,900	87,010

Hengan International Group Co., Ltd.	110,000	801,256

Hengtong Optic-electric Co., Ltd.	38,780	90,120

Hesteel Co., Ltd., Class A	506,400	174,280

Huadian Power International Corp., Ltd., Class H	1,100,000	362,815

Huadong Medicine Co., Ltd., Class A	56,653	166,930

Huaneng Power International, Inc., Class H	1,690,000	797,573

Huaneng Renewables Corp., Ltd., Class H	974,000	398,385

Huaxia Bank Co., Ltd.	146,972	154,757

Huayu Automotive Systems Co., Ltd.	53,308	201,392

Hubei Energy Group Co., Ltd., Class A	277,714	152,377

Huishan Dairy(2)(3)	1,800,000	0

Hundsun Technologies, Inc.	13,310	162,904

Iflytek Co., Ltd., Class A	34,550	170,662

Industrial & Commercial Bank of China, Ltd., Class H	1,526,000	1,012,918

Industrial Bank Co., Ltd.	97,902	256,330

Inner Mongolia BaoTou Steel Union Co., Ltd.	707,000	125,139

Inner Mongolia Yili Industrial Group Co., Ltd., Class A	53,200	228,829

JD.com, Inc. ADR(1)	18,700	704,803

Jiangsu Expressway Co., Ltd., Class H	428,000	530,295

Jiangsu Hengrui Medicine Co., Ltd.	26,918	334,950

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	14,600	218,671

Jiangxi Copper Co., Ltd., Class H	562,000	662,679

Jinke Properties Group Co., Ltd., Class A	130,499	130,989

Security	Shares	Value

China (continued)

Jinyu Bio-Technology Co., Ltd.	43,862	$125,203

Jizhong Energy Resources Co., Ltd., Class A	231,400	112,570

Kingboard Holdings., Ltd.	256,100	673,910

Kunlun Energy Co., Ltd.	668,000	517,415

Kweichow Moutai Co., Ltd.	2,900	426,339

KWG Group Holdings, Ltd.	156,000	202,011

Lee & Man Paper Manufacturing, Ltd.	788,000	544,277

Lenovo Group, Ltd.	1,316,000	858,693

Lepu Medical Technology Beijing Co., Ltd., Class A	33,300	150,906

Li Ning Co., Ltd.	148,708	434,284

Longfor Group Holdings, Ltd.(4)	149,500	630,912

LONGi Green Energy Technology Co., Ltd.	60,242	245,637

Luxshare Precision Industry Co., Ltd., Class A	54,643	340,222

Luye Pharma Group, Ltd.(2)(4)	496,500	318,517

Maanshan Iron & Steel Co., Ltd., Class H(2)	1,498,000	529,831

NARI Technology Co., Ltd.	48,600	125,308

NetEase, Inc. ADR	1,900	609,444

New Oriental Education & Technology Group, Inc. ADR(1)	6,200	753,610

Nine Dragons Paper Holdings, Ltd.	615,000	581,181

Oceanwide Holdings Co., Ltd., Class A	204,000	131,577

Offshore Oil Engineering Co., Ltd.	217,300	221,002

OFILM Group Co., Ltd., Class A(1)	65,800	162,264

Oriental Pearl Group Co., Ltd., Class A	75,920	114,741

PetroChina Co., Ltd., Class H	3,934,000	1,734,666

Ping An Bank Co., Ltd., Class A	151,588	324,233

Ping An Insurance (Group) Co. of China, Ltd., Class H	161,000	1,820,564

Pingdingshan Tianan Coal Mining Co., Ltd.(1)	262,600	147,139

Poly Developments and Holdings Group Co., Ltd., Class A	179,100	381,599

Poly Property Group Co., Ltd.	946,000	366,425

Power Construction Corp. of China, Ltd.	187,000	108,225

RiseSun Real Estate Development Co., Ltd., Class A	163,200	207,721

SAIC Motor Corp., Ltd.	55,100	175,373

Sanan Optoelectronics Co., Ltd.	84,900	265,176

SDIC Power Holdings Co., Ltd.	98,000	114,349

Semiconductor Manufacturing International Corp.(1)(2)	787,700	1,438,291

Shandong Gold Mining Co., Ltd.	36,200	173,634

Shandong Weigao Group Medical Polymer Co., Ltd., Class H	1,152,000	1,373,706

Shanghai Electric Group Co., Ltd., Class H	1,792,000	529,626

Shanghai Industrial Holdings, Ltd.	204,000	359,320

Shanghai Pudong Development Bank Co., Ltd., Class A	136,500	218,129

Shanxi Lu’an Environmental Energy Development Co., Ltd.	152,200	143,622

Shanxi Xishan Coal & Electricity Power Co., Ltd., Class A	152,700	120,014

10	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

China (continued)

Shenzhen Inovance Technology Co., Ltd., Class A	56,300	$232,853

Shenzhen Investment, Ltd.	674,000	232,746

Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd., Class A	171,300	98,340

Shimao Property Holdings, Ltd.	155,000	500,184

Siasun Robot & Automation Co., Ltd., Class A(1)	55,000	117,569

Sichuan Chuantou Energy Co., Ltd.	88,600	115,844

Sihuan Pharmaceutical Holdings Group, Ltd.	3,161,000	356,418

SINA Corp.(1)	5,700	220,818

Sino Biopharmaceutical, Ltd.	941,000	1,242,662

Sino-Ocean Group Holding, Ltd.	920,000	330,840

Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,963,000	499,110

Sinopharm Group Co., Ltd., Class H	368,000	1,197,445

Sun Art Retail Group, Ltd.	653,500	776,454

Sunac China Holdings, Ltd.	216,000	1,041,782

Suning.com Co., Ltd, Class A	69,200	96,972

TCL Corp., Class A	373,200	263,775

Tencent Holdings, Ltd.	142,502	6,795,945

Tianqi Lithium Corp., Class A	58,305	252,453

Tingyi (Cayman Islands) Holding Corp.	484,000	816,531

Tongling Nonferrous Metals Group Co., Ltd., Class A	424,000	132,762

Trip.com Group, Ltd. ADR(1)	9,254	297,331

Tsingtao Brewery Co., Ltd., Class H	118,000	652,671

Wanhua Chemical Group Co., Ltd.	19,665	143,212

Want Want China Holdings, Ltd.	1,355,000	1,118,484

Weichai Power Co., Ltd., Class H	381,742	668,327

Wens Foodstuffs Group Co., Ltd., Class A	42,500	195,653

West China Cement, Ltd.	2,834,000	455,378

WH Group, Ltd.(4)	1,592,000	1,498,233

Wuliangye Yibin Co., Ltd., Class A	18,600	325,278

Xiaomi Corp., Class B(1)(2)(4)	1,107,000	1,622,384

Xinhu Zhongbao Co., Ltd.	301,800	150,092

Yang Quan Coal Industry Group Co., Ltd.	189,300	136,100

Yangzijiang Shipbuilding Holdings, Ltd.	326,900	224,393

Yanzhou Coal Mining Co., Ltd., Class H	518,000	382,199

Yonghui Superstores Co., Ltd.	124,700	133,193

Yuan Longping High-tech Agriculture Co., Ltd., Class A	65,900	169,204

Yuexiu Property Co., Ltd.	1,590,000	318,271

Yunnan Baiyao Group Co., Ltd., Class A	21,200	261,180

Zhaojin Mining Industry Co., Ltd., Class H	372,500	429,164

Zhejiang Dahua Technology Co., Ltd., Class A	69,550	191,351

Zhejiang Expressway Co., Ltd., Class H	422,000	344,507

Zhejiang Huahai Pharmaceutical Co., Ltd.(1)	37,500	93,287

Zhongjin Gold Corp., Ltd.	115,900	137,433

Zhongtian Financial Group Co., Ltd., Class A	315,000	135,450

Security	Shares	Value

China (continued)

Zhuzhou CRRC Times Electric Co., Ltd., Class H	89,500	$301,368

Zijin Mining Group Co., Ltd., Class H	2,028,000	889,893

ZTE Corp., Class H(1)(2)	456,103	1,461,338

		$118,500,875

Colombia — 1.5%

Almacenes Exito SA	132,101	$533,039

Avianca Holdings SA, PFC Shares	551,298	324,814

Banco Davivienda SA, PFC Shares	36,732	493,841

Bancolombia SA	65,794	816,461

Bancolombia SA ADR, PFC Shares	29,255	1,535,010

Celsia SA ESP	740,070	981,350

Cementos Argos SA	487,554	926,638

Cemex Latam Holdings SA(1)	173,596	212,680

Corporacion Financiera Colombiana SA(1)	30,859	293,251

Ecopetrol SA	3,156,982	2,935,439

Grupo Argos SA	318,026	1,625,466

Grupo Aval Acciones y Valores SA, PFC Shares	1,103,827	467,997

Grupo de Inversiones Suramericana SA	70,759	662,073

Grupo de Inversiones Suramericana SA, PFC Shares	38,415	313,386

Grupo Nutresa SA	212,422	1,537,886

Interconexion Electrica SA	337,952	1,857,748

		$15,517,079

Croatia — 0.8%

Adris Grupa DD, PFC Shares	15,294	$1,142,011

Atlantic Grupa DD(1)	1,465	292,318

Atlantska Plovidba DD(1)	4,389	220,507

Ericsson Nikola Tesla DD(1)	3,020	645,879

Hrvatski Telekom DD(1)	63,192	1,728,391

INA Industrija Nafte DD(1)	900	419,097

Koncar-Elektroindustrija DD(1)	2,396	223,522

Kras DD(1)	2,986	364,577

Podravka Prehrambena Industrija DD(1)	12,708	903,042

Valamar Riviera DD(1)	286,736	1,613,090

Zagrebacka Banka DD(1)	53,782	504,338

		$8,056,772

Czech Republic — 0.7%

CEZ AS	158,070	$3,460,081

Komercni Banka AS	100,100	3,440,508

Philip Morris CR AS	1,378	934,464

		$7,835,053

11	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Egypt — 0.8%

Alexandria Mineral Oils Co.	519,744	$120,807

Commercial International Bank Egypt SAE	567,741	3,059,162

Eastern Co. SAE	1,027,297	974,571

Egypt Kuwait Holding Co. SAE	395,868	502,904

Egyptian Financial Group-Hermes Holding Co.	264,772	268,924

ElSewedy Electric Co.	937,063	664,815

Ezz Steel Co SAE(1)	330,083	184,901

Juhayna Food Industries	658,122	397,656

Orascom Investment Holding(1)	3,692,103	129,457

Oriental Weavers	383,580	252,831

Palm Hills Developments SAE(1)	2,010,268	212,208

Pioneers Holding for Financial Investments SAE(1)	225,466	66,107

Sidi Kerir Petrochemicals Co.	202,688	123,575

Six of October Development & Investment Co.	382,178	306,114

Talaat Moustafa Group	947,420	484,566

Telecom Egypt	576,834	450,927

		$8,199,525

Estonia — 0.8%

AS Merko Ehitus	78,018	$880,118

AS Tallink Grupp	3,623,652	3,997,072

AS Tallinna Kaubamaja Grupp	192,740	1,966,876

AS Tallinna Vesi	116,590	1,706,776

Nordecon AS	145,374	172,655

		$8,723,497

Ghana — 0.2%

CAL Bank, Ltd.	2,063,694	$351,111

Ghana Commercial Bank, Ltd.	1,626,918	1,501,057

Standard Chartered Bank of Ghana, Ltd.	244,300	803,678

		$2,655,846

Greece — 1.5%

Aegean Airlines SA	27,897	$258,594

Alpha Bank AE(1)	505,248	1,011,236

Athens Water Supply & Sewage Co. SA	48,321	397,780

Costamare, Inc.	43,219	342,727

Diana Shipping, Inc.(1)	79,890	210,910

Ellaktor SA(1)	100,337	189,313

Eurobank Ergasias SA(1)	903,107	828,621

FF Group(1)(3)	46,335	0

GasLog, Ltd.	27,501	178,206

GEK Terna Holding Real Estate Construction SA(1)	58,104	526,639

Hellenic Exchanges - Athens Stock Exchange SA	74,720	386,632

Hellenic Petroleum SA	46,772	408,527

Security	Shares	Value

Greece (continued)

Hellenic Telecommunications Organization SA	151,124	$2,256,977

Holding Co. ADMIE IPTO SA	174,643	446,218

JUMBO SA	60,659	1,233,692

Motor Oil (Hellas) Corinth Refineries SA	50,346	1,069,041

Mytilineos SA	74,126	759,543

National Bank of Greece SA(1)	271,701	862,444

OPAP SA	94,190	1,172,860

Public Power Corp. SA(1)	116,368	538,666

StealthGas, Inc.(1)	37,397	112,191

Terna Energy SA(1)	60,987	548,536

Titan Cement International SA(1)	80,754	1,679,551

Tsakos Energy Navigation, Ltd.	80,600	249,860

		$15,668,764

Hungary — 0.7%

Magyar Telekom Telecommunications PLC	440,342	$656,473

MOL Hungarian Oil & Gas PLC	214,900	1,822,283

OTP Bank Nyrt.	70,000	3,242,537

Richter Gedeon Nyrt.	103,100	2,216,296

		$7,937,589

India — 5.9%

ABB India, Ltd.	19,900	$363,300

ABB Power Products and Systems India, Ltd.(1)	3,980	58,453

ACC, Ltd.	8,974	189,067

Adani Enterprises, Ltd.	180,900	578,384

Adani Gas, Ltd.	180,900	419,769

Adani Ports and Special Economic Zone, Ltd.	137,520	710,451

Adani Power, Ltd.(1)	556,250	474,419

Adani Transmission, Ltd.(1)	190,553	887,582

Aditya Birla Capital, Ltd.(1)	94,280	130,489

Aditya Birla Fashion and Retail, Ltd.(1)	92,050	301,243

Ambuja Cements, Ltd.	141,512	405,607

Asian Paints, Ltd.	33,300	837,411

Aurobindo Pharma, Ltd.	18,125	122,267

Axis Bank, Ltd.	66,806	683,500

Bajaj Auto, Ltd.	9,134	406,180

Bank of Baroda(1)	109,850	141,696

Bank of India(1)	109,562	105,168

Bharat Forge, Ltd.	28,189	193,227

Bharat Heavy Electricals, Ltd.	648,450	387,276

Bharat Petroleum Corp., Ltd.	62,972	403,531

Bharti Airtel, Ltd.(1)	477,704	3,323,668

Bharti Infratel, Ltd.	224,591	781,611

Biocon, Ltd.	117,518	482,477

12	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

India (continued)

Cipla, Ltd.	72,706	$455,130

Coal India, Ltd.	126,399	324,059

Colgate-Palmolive (India), Ltd.	25,618	477,819

Container Corp. of India, Ltd.	68,849	548,716

Crompton Greaves Consumer Electricals, Ltd.	111,925	439,227

Cummins India, Ltd.	49,900	401,340

Dabur India, Ltd.	57,492	399,311

Divi’s Laboratories, Ltd.	19,250	525,692

DLF, Ltd.	327,850	1,192,245

Dr. Reddy’s Laboratories, Ltd.	21,745	950,227

Eicher Motors, Ltd.	2,146	606,655

GAIL (India), Ltd.	462,886	780,138

GlaxoSmithKline Pharmaceuticals, Ltd.	17,360	403,877

Glenmark Pharmaceuticals, Ltd.	61,248	265,428

GMR Infrastructure, Ltd.(1)	1,721,400	547,747

Godrej Consumer Products, Ltd.	33,317	313,586

Grasim Industries, Ltd.	41,543	452,004

Gujarat State Petronet, Ltd.	176,208	624,175

Havells India, Ltd.	40,009	338,181

HCL Technologies, Ltd.	101,046	837,901

HDFC Bank, Ltd.	96,646	1,652,699

Hemisphere Properties India, Ltd.(1)	104,859	218,292

Hero MotoCorp, Ltd.	13,543	472,515

Hindalco Industries, Ltd.	182,020	480,335

Hindustan Petroleum Corp., Ltd.	45,088	147,081

Hindustan Unilever, Ltd.	75,791	2,160,970

Hindustan Zinc, Ltd.(1)	103,100	279,237

Housing Development Finance Corp., Ltd.	40,244	1,361,440

ICICI Bank, Ltd.	85,117	627,354

IDBI Bank, Ltd.(1)	161,700	75,996

IDFC Bank, Ltd.(1)	260,034	147,937

IDFC, Ltd.	260,034	127,267

Indiabulls Housing Finance, Ltd.	19,115	82,049

Indiabulls Real Estate, Ltd.(1)	228,961	333,827

Indian Hotels Co., Ltd. (The)	197,136	393,957

Indian Oil Corp., Ltd.	162,210	257,653

Infosys, Ltd.	236,466	2,588,140

ITC, Ltd.	375,295	1,235,691

Jindal Steel & Power, Ltd.(1)	129,924	318,758

JSW Steel, Ltd.	111,396	388,008

Kotak Mahindra Bank, Ltd.	21,720	512,928

Larsen & Toubro, Ltd.	62,664	1,200,941

Lupin, Ltd.	80,300	806,039

Mahindra & Mahindra, Ltd.	94,791	754,069

Maruti Suzuki India, Ltd.	13,311	1,287,958

Nestle India, Ltd.	2,723	585,486

Security	Shares	Value

India (continued)

NTPC, Ltd.	751,812	$1,189,197

Oberoi Realty, Ltd.	31,878	243,659

Oil & Natural Gas Corp., Ltd.	251,509	387,789

Oracle Financial Services Software, Ltd.(1)	5,025	205,667

Piramal Enterprises, Ltd.	31,480	679,547

Piramal Enterprises, Ltd.(1)	4,172	90,272

Power Grid Corporation of India, Ltd.	507,373	1,330,287

Reliance Industries, Ltd.	217,773	4,290,426

Siemens, Ltd.	20,310	425,926

Sobha, Ltd.	26,300	165,275

State Bank of India(1)	73,106	324,689

Steel Authority of India, Ltd.	513,200	332,818

Sun Pharmaceutical Industries, Ltd.	227,118	1,384,787

Sun TV Network, Ltd.	26,788	176,312

Tata Communications, Ltd.	104,859	604,790

Tata Consultancy Services, Ltd.	58,569	1,711,023

Tata Global Beverages, Ltd.	74,700	401,378

Tata Motors, Ltd.(1)	208,855	513,111

Tata Power Co., Ltd. (The)	347,800	280,776

Tata Steel, Ltd.	45,080	274,595

Tech Mahindra, Ltd.	33,352	373,646

Titan Co., Ltd.	45,002	746,559

UltraTech Cement, Ltd.	12,390	766,576

United Spirits, Ltd.(1)	61,527	534,971

UPL, Ltd.	81,370	598,979

Vedanta, Ltd.	271,198	518,649

Vodafone Idea, Ltd.(1)	3,478,480	258,914

Voltas, Ltd.	51,328	499,581

Wipro, Ltd.	113,214	376,090

Yes Bank, Ltd.	156,523	85,744

Zee Entertainment Enterprises, Ltd.	206,320	773,887

		$62,312,781

Indonesia — 2.8%

Adaro Energy Tbk PT	6,814,700	$605,649

AKR Corporindo Tbk PT	1,044,200	252,029

Aneka Tambang Tbk	10,251,500	538,630

Astra Argo Lestari Tbk PT	544,200	472,141

Astra International Tbk PT	6,962,400	3,214,104

Bank Central Asia Tbk PT	1,547,600	3,657,009

Bank Danamon Indonesia Tbk PT	591,903	150,337

Bank Mandiri Persero Tbk PT	2,743,800	1,500,297

Bank Negara Indonesia Persero Tbk PT	1,034,000	541,751

Bank Pan Indonesia Tbk PT(1)	4,945,000	418,619

Bank Rakyat Indonesia Persero Tbk PT	7,375,300	2,397,745

Bank Tabungan Negara Tbk PT	1,254,900	170,805

13	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Indonesia (continued)

Bukit Asam Tbk PT	1,905,100	$306,074

Bumi Serpong Damai Tbk PT(1)	3,215,100	260,685

Charoen Pokphand Indonesia Tbk PT	1,595,800	773,472

Gudang Garam Tbk PT	111,800	455,526

Hanson International Tbk PT(1)(3)	23,744,500	86,944

Indo Tambangraya Megah Tbk PT	361,400	264,631

Indocement Tunggal Prakarsa Tbk PT	883,900	1,059,238

Indofood Sukses Makmur Tbk PT	1,296,700	742,992

Jasa Marga (Persero) Tbk PT	1,366,100	458,001

Kalbe Farma Tbk PT	7,829,900	816,771

Lippo Karawaci Tbk PT(1)	19,017,880	319,655

Matahari Department Store Tbk PT	686,300	147,411

Medco Energi Internasional Tbk PT(1)	4,956,200	253,544

Media Nusantara Citra Tbk PT	1,995,400	231,025

Mitra Keluarga Karyasehat Tbk PT	2,056,900	389,967

MNC Investama Tbk PT(1)	29,275,700	139,219

Perusahaan Gas Negara Tbk PT	4,681,600	580,229

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	3,360,100	288,522

PP Persero Tbk PT	2,468,989	247,577

Semen Indonesia Persero Tbk PT	1,469,700	1,280,369

Sigmagold Inti Perkasa Tbk PT(1)(3)	17,097,000	0

Siloam International Hospitals Tbk PT(1)	1,396,200	673,531

Surya Semesta Internusa Tbk PT	4,418,300	211,600

Telekomunikasi Indonesia Persero Tbk PT	9,920,000	2,751,579

Tower Bersama Infrastructure Tbk PT	2,018,000	170,897

Unilever Indonesia Tbk PT	1,540,400	894,730

United Tractors Tbk PT	678,683	948,389

Vale Indonesia Tbk PT(1)	2,056,700	472,672

Waskita Karya Persero Tbk PT	2,474,900	221,952

Wijaya Karya Persero Tbk PT	2,252,900	309,937

XL Axiata Tbk PT(1)	1,282,800	270,929

		$29,947,184

Jordan — 0.8%

Al-Eqbal Investment Co. PLC(1)	51,637	$950,950

Arab Bank PLC	432,486	3,564,074

Arab Potash Co. PLC	36,537	1,065,173

Bank of Jordan	119,866	384,355

Cairo Amman Bank	124,878	202,240

Capital Bank of Jordan	150,938	212,955

Jordan Ahli Bank	175,803	235,922

Jordan Islamic Bank	65,198	277,324

Jordan Petroleum Refinery	182,633	866,774

Jordanian Electric Power Co.	141,990	256,420

		$8,016,187

Security	Shares	Value

Kazakhstan — 0.5%

Halyk Savings Bank of Kazakhstan JSC GDR(5)	99,125	$1,442,913

KAZ Minerals PLC	412,861	2,379,583

Kcell JSC GDR	302,572	1,788,042

Nostrum Oil & Gas PLC(1)	75,523	11,165

		$5,621,703

Kenya — 0.7%

ARM Cement, Ltd.(1)(3)	1,653,600	$0

Bamburi Cement Co., Ltd.	325,100	233,183

Barclays Bank of Kenya, Ltd.	2,476,760	324,096

British American Tobacco Kenya, Ltd.	52,000	252,061

Co-operative Bank of Kenya, Ltd. (The)	2,447,112	372,874

East African Breweries, Ltd.	828,380	1,758,801

Equity Group Holdings PLC	2,172,700	1,095,039

KCB Group, Ltd.	1,713,520	889,944

Kenya Power & Lighting, Ltd.(1)	7,380,954	204,298

Nation Media Group PLC	304,184	105,399

Safaricom PLC	7,967,372	2,431,170

Standard Chartered Bank Kenya, Ltd.	166,442	332,036

		$7,998,901

Kuwait — 1.5%

Agility Public Warehousing Co. KSC	585,649	$1,633,388

Ahli United Bank	240,820	265,927

ALAFCO Aviation Lease and Finance Co. KSCP	225,463	184,022

Boubyan Bank KSCP	284,622	605,001

Boubyan Petrochemicals Co. KSCP	283,836	631,182

Burgan Bank SAK	270,556	271,056

Commercial Bank of Kuwait KSCP	361,479	663,621

Gulf Bank KSCP	342,573	351,235

Kuwait Cement Co.	178,947	143,353

Kuwait Finance House KSCP	843,382	2,320,910

Kuwait Portland Cement Co. KSC	7,004	22,355

Kuwait Projects Co. Holdings KSC	378,400	261,488

Kuwait Real Estate Co. KSC(1)	492,240	164,704

Mabanee Co. SAK	295,836	887,003

Mobile Telecommunications Co.	1,338,337	2,535,547

National Bank of Kuwait SAK	1,135,306	3,914,968

National Industries Group Holding SAK	664,558	532,917

National Real Estate Co. KPSC(1)	495,275	148,812

Warba Bank KSCP(1)	178,108	163,221

		$15,700,710

Latvia — 0.1%

Grindeks	42,000	$678,666

		$678,666

14	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Lithuania — 0.3%

Apranga PVA	427,588	$1,005,981

Energijos Skirstymo Operatorius AB(1)	128,934	124,663

Klaipedos Nafta AB	1,345,900	604,957

Pieno Zvaigzdes	104,200	113,709

Rokiskio Suris	122,500	362,617

Siauliu Bankas	2,303,871	1,331,239

		$3,543,166

Malaysia — 2.8%

Aeon Co. (M) Bhd	440,600	$145,757

Alliance Bank Malaysia Bhd	150,000	89,214

AMMB Holdings Bhd	145,400	130,800

Astro Malaysia Holdings Bhd	636,200	185,451

Axiata Group Bhd	1,020,750	1,066,103

Berjaya Sports Toto Bhd	410,650	252,731

Bursa Malaysia Bhd	122,550	165,381

CIMB Group Holdings Bhd	387,500	464,688

Dialog Group Bhd	1,812,014	1,440,054

Digi.com Bhd	663,000	680,670

FGV Holdings Bhd(1)	363,700	106,526

Gamuda Bhd	649,400	608,789

Genting Bhd	760,900	1,017,946

Genting Malaysia Bhd	1,062,600	778,938

Genting Plantations Bhd	71,600	182,300

Globetronics Technology Bhd	736,900	419,245

Hartalega Holdings Bhd	350,100	504,757

Hong Leong Bank Bhd	57,100	222,097

IGB Real Estate Investment Trust	474,900	222,196

IHH Healthcare Bhd	978,500	1,355,149

IJM Corp. Bhd	657,480	337,749

Inari Amertron Bhd	1,700,400	718,875

IOI Corp. Bhd	469,418	517,318

IOI Properties Group Bhd	1,044,058	296,407

KLCCP Stapled Group	348,200	664,729

Kuala Lumpur Kepong Bhd	93,800	520,122

Magnum Bhd	597,640	371,198

Malayan Banking Bhd	358,287	735,289

Malaysia Airports Holdings Bhd	263,700	431,833

Maxis Bhd	367,000	473,017

MISC Bhd	304,900	569,595

MMC Corp. Bhd	1,217,800	260,860

My EG Services Bhd	2,432,950	612,387

Nestle Malaysia Bhd	12,300	432,336

Petronas Chemicals Group Bhd	960,400	1,444,814

Petronas Dagangan Bhd	183,100	989,411

Petronas Gas Bhd	166,700	650,128

Security	Shares	Value

Malaysia (continued)

PPB Group Bhd	95,200	$431,323

Press Metal Aluminium Holdings Bhd	973,420	1,153,723

Public Bank Bhd	178,320	806,388

RHB Bank Bhd	101,700	141,248

Sapura Energy Bhd	5,340,168	316,853

Silverlake Axis, Ltd.	1,398,100	382,816

Sime Darby Bhd	901,839	477,807

Sime Darby Plantation Bhd	469,539	578,729

Sime Darby Property Bhd	1,732,039	328,504

SP Setia Bhd Group	575,400	183,079

Sunway Bhd	1,140,206	499,123

Sunway Real Estate Investment Trust	688,700	305,676

Supermax Corp. Bhd	800,630	345,744

Telekom Malaysia Bhd	381,700	358,450

Tenaga Nasional Bhd	544,025	1,646,898

Top Glove Corp. Bhd	440,100	626,773

UEM Sunrise Bhd(1)	1,683,050	244,719

UMW Holdings Bhd	184,400	175,771

VS Industry Bhd	1,446,700	472,420

YTL Corp. Bhd	1,319,034	287,250

YTL Power International Bhd	893,660	163,163

		$29,991,317

Mauritius — 0.8%

Alteo, Ltd.	680,307	$298,140

CIEL, Ltd.	1,801,109	264,034

MCB Group, Ltd.	345,202	3,161,644

Phoenix Beverages, Ltd.	24,345	402,211

Rogers & Co., Ltd.	1,466,885	1,482,581

SBM Holdings, Ltd.	4,966,408	839,640

Sun, Ltd., Class A	516,880	408,823

Terra Mauricia, Ltd.	432,330	240,421

United Basalt Products, Ltd.	233,731	912,569

		$8,010,063

Mexico — 6.0%

Alfa SAB de CV, Series A	2,092,972	$1,573,980

Alsea SAB de CV(1)	694,800	1,687,038

America Movil SAB de CV, Series L	8,391,250	6,941,083

Arca Continental SAB de CV	203,680	1,153,384

Bolsa Mexicana de Valores SAB de CV	572,575	1,332,993

Cemex SAB de CV, Series CPO	5,452,339	2,190,112

Coca-Cola Femsa SAB de CV, Series L	229,400	1,401,616

El Puerto de Liverpool SAB de CV	163,780	870,234

Fibra Uno Administracion SA de CV	2,054,090	3,375,380

15	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Mexico (continued)

Fomento Economico Mexicano SAB de CV, Series UBD	554,856	$5,002,822

Genomma Lab Internacional SAB de CV(1)	1,979,800	2,332,320

Gentera SAB de CV	473,400	536,147

Grupo Aeroportuario del Pacifico SAB de CV, Class B	177,587	2,198,938

Grupo Aeroportuario del Sureste SAB de CV, Class B	105,085	2,020,949

Grupo Bimbo SAB de CV, Series A	779,545	1,398,564

Grupo Carso SAB de CV, Series A1	646,100	2,329,591

Grupo Elektra SAB de CV	22,108	1,615,204

Grupo Financiero Banorte SAB de CV, Class O	734,700	4,527,841

Grupo Financiero Inbursa SAB de CV, Class O	2,019,900	2,299,386

Grupo Mexico SAB de CV, Series B	1,493,579	3,970,388

Grupo Televisa SAB ADR	164,900	1,833,688

Grupo Televisa SAB, Series CPO	325,100	722,444

Industrias CH SAB de CV, Series B(1)	222,900	1,102,851

Industrias Penoles SAB de CV(2)	95,765	994,065

Infraestructura Energetica Nova SAB de CV	180,000	845,916

Kimberly-Clark de Mexico SAB de CV, Class A	581,500	1,202,976

Minera Frisco SAB de CV(1)	620,008	103,359

Orbia Advance Corp., SAB de CV	527,799	1,247,187

Promotora y Operadora de Infraestructura SAB de CV	127,700	1,381,043

Telesites SAB de CV(1)	1,126,268	828,511

Ternium SA ADR(2)	19,500	408,135

Wal-Mart de Mexico SAB de CV, Series V	1,528,480	4,472,475

		$63,900,620

Morocco — 0.8%

Attijariwafa Bank	27,886	$1,461,190

Banque Centrale Populaire	24,266	691,280

BMCE Bank	29,719	614,221

Cosumar	35,561	815,006

Douja Promotion Groupe Addoha SA(1)	160,235	155,166

Label Vie	748	249,981

LafargeHolcim Maroc SA	5,942	1,187,549

Lesieur Cristal	14,365	263,012

Managem SA	1,422	125,861

Maroc Telecom	82,835	1,342,259

Societe d’Exploitation des Ports	26,481	607,620

TAQA Morocco SA	3,336	338,188

TOTAL Maroc SA	1,304	193,971

		$8,045,304

Nigeria — 0.7%

Access Bank PLC	15,309,588	$415,269

Dangote Cement PLC	2,624,741	1,222,005

Ecobank Transnational, Inc.(1)	5,093,625	103,974

FBN Holdings PLC	20,750,490	373,812

Security	Shares	Value

Nigeria (continued)

Flour Mills of Nigeria PLC	3,215,556	$186,446

Guaranty Trust Bank PLC	10,118,660	836,317

Guiness Nigeria PLC	1,391,550	121,376

Lafarge Africa PLC(1)	5,061,475	211,283

Nestle Nigeria PLC	355,667	1,256,479

Nigerian Breweries PLC	4,747,707	704,519

SEPLAT Petroleum Development Co. PLC(4)	604,091	879,738

Stanbic IBTC Holdings PLC	1,977,675	207,663

Transnational Corp. of Nigeria PLC	44,100,342	118,285

United Bank for Africa PLC	25,521,594	565,327

Zenith Bank PLC	10,375,481	594,862

		$7,797,355

Oman — 0.8%

Bank Dhofar SAOG	970,518	$283,438

Bank Muscat SAOG	1,819,742	2,103,802

Bank Nizwa SAOG(1)	1,001,800	259,909

HSBC Bank Oman SAOG	589,256	189,734

National Bank of Oman SAOG	1,184,658	612,536

Oman Cables Industry SAOG	127,600	200,254

Oman Cement Co. SAOG	410,869	255,336

Oman Flour Mills Co. SAOG	90,796	136,582

Oman Telecommunications Co. SAOG	744,854	1,198,914

Ominvest	374,413	331,650

Ooredoo	634,160	838,177

Renaissance Services SAOG(1)	589,601	779,688

Sembcorp Salalah Power & Water Co.	1,120,000	420,894

Sohar International Bank SAOG	1,707,287	495,430

		$8,106,344

Pakistan — 0.7%

Bank Alfalah, Ltd.	865,691	$277,446

Engro Corp., Ltd.	270,585	596,336

Engro Fertilizers, Ltd.	610,528	267,256

Fauji Fertilizer Co., Ltd.	560,610	380,962

Habib Bank, Ltd.	484,618	512,749

Hub Power Co., Ltd. (The)(1)	2,169,573	1,367,080

Lucky Cement, Ltd.	147,650	453,090

Mari Petroleum Co., Ltd.	26,983	236,479

MCB Bank, Ltd.	460,830	627,315

Millat Tractors, Ltd.	74,688	352,722

National Bank of Pakistan(1)	672,540	190,945

Nishat Mills, Ltd.	211,771	152,591

Oil & Gas Development Co., Ltd.	520,591	463,573

Pakistan Oilfields, Ltd.	128,520	351,728

16	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Pakistan (continued)

Pakistan Petroleum, Ltd.	543,771	$500,495

Pakistan State Oil Co., Ltd.	232,833	313,196

Searle Co., Ltd. (The)	182,251	224,010

United Bank, Ltd.	406,745	447,795

		$7,715,768

Panama — 0.3%

Copa Holdings SA, Class A	30,229	$2,961,233

		$2,961,233

Peru — 1.4%

Alicorp SAA	121,771	$327,264

Cementos Pacasmayo SAA	192,689	349,412

Cia de Minas Buenaventura SA ADR	217,650	2,814,214

Credicorp, Ltd.	35,600	7,354,248

Ferreycorp SAA	1,532,691	905,311

Southern Copper Corp.(2)	85,576	3,224,504

Volcan Cia Minera SAA, Class B(1)	2,886,275	410,864

		$15,385,817

Philippines — 2.9%

Aboitiz Equity Ventures, Inc.	718,410	$693,847

Aboitiz Power Corp.	1,574,400	1,002,915

Alliance Global Group, Inc.	1,093,800	232,016

Altus San Nicolas Corp.(1)	19,271	0

Ayala Corp.	76,465	1,088,902

Ayala Land, Inc.	1,840,800	1,498,408

Ayala Land, Inc., PFC Shares(3)	3,951,800	0

Bank of the Philippine Islands	608,840	987,174

BDO Unibank, Inc.	590,794	1,715,731

Bloomberry Resorts Corp.	4,546,400	803,505

Cosco Capital, Inc.	3,726,300	446,945

D&L Industries, Inc.	4,201,800	728,446

DMCI Holdings, Inc.	1,492,900	178,583

First Gen Corp.	1,029,022	410,338

First Philippine Holdings Corp.	220,440	288,502

Globe Telecom, Inc.	26,020	968,018

GT Capital Holdings, Inc.	27,518	364,823

International Container Terminal Services, Inc.	271,820	692,985

JG Summit Holdings, Inc.	921,870	1,264,716

Jollibee Foods Corp.	390,940	1,466,873

LT Group, Inc.	1,202,200	232,298

Manila Electric Co.	259,940	1,309,491

Manila Water Co.	701,100	167,552

Megaworld Corp.	4,024,400	319,751

Security	Shares	Value

Philippines (continued)

Metro Pacific Investments Corp.	4,416,700	$278,228

Metropolitan Bank & Trust Co.	593,732	668,699

Nickel Asia Corp.	5,745,240	322,883

Petron Corp.	4,267,400	303,125

PLDT, Inc.	82,970	1,614,129

Puregold Price Club, Inc.	981,200	734,786

Robinsons Land Corp.	796,782	398,540

Robinsons Retail Holdings, Inc.	180,510	274,412

San Miguel Corp.	154,070	422,490

Security Bank Corp.	101,780	353,060

Semirara Mining & Power Corp.	1,827,920	788,492

SM Investments Corp.	141,833	2,697,526

SM Prime Holdings, Inc.	3,518,199	2,682,378

Universal Robina Corp.	752,580	2,144,440

Vista Land & Lifescapes, Inc.	1,567,200	215,939

		$30,760,946

Poland — 2.9%

Alior Bank SA(1)	26,565	$181,651

AmRest Holdings SE(1)	71,663	891,485

Asseco Poland SA	218,274	3,594,622

Bank Handlowy w Warszawie SA	11,785	171,416

Bank Millennium SA(1)	196,890	301,733

Bank Polska Kasa Opieki SA	57,442	1,465,264

Budimex SA	17,729	843,653

CCC SA	25,700	640,841

Ciech SA(1)	32,562	325,722

Cyfrowy Polsat SA	206,500	1,447,431

Enea SA(1)	204,687	378,724

Energa SA(1)	215,408	398,297

Eurocash SA	317,200	1,592,133

Grupa Azoty SA(1)	39,918	255,961

Grupa Lotos SA	31,066	616,520

Jastrzebska Spolka Weglowa SA	58,043	280,680

KGHM Polska Miedz SA(1)	101,713	2,390,853

LPP SA	1,017	2,216,227

mBank SA(1)	5,230	501,147

Orange Polska SA(1)	1,310,117	2,363,801

PGE SA(1)	803,788	1,426,878

PKP Cargo SA	40,141	183,556

Polski Koncern Naftowy ORLEN SA	115,790	2,259,125

Polskie Gornictwo Naftowe i Gazownictwo SA	592,315	549,771

Powszechna Kasa Oszczednosci Bank Polski SA	298,805	2,633,339

Powszechny Zaklad Ubezpieczen SA	204,511	2,118,905

Santander Bank Polska SA	11,775	871,325

Tauron Polska Energia SA(1)	1,248,226	478,773

		$31,379,833

17	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Qatar — 1.5%

Aamal Co. QSC	465,350	$101,138

Al Meera Consumer Goods Co.	36,720	157,846

Barwa Real Estate Co.	1,216,570	1,171,107

Commercial Bank PSQC (The)	341,880	445,277

Doha Bank QPSC	337,400	251,820

Gulf International Services QSC(1)	730,130	309,363

Industries Qatar	728,670	1,975,637

Masraf Al Rayan QSC	546,811	613,412

Medicare Group	95,760	217,377

Ooredoo QPSC	709,260	1,342,069

Qatar Electricity & Water Co. QSC	308,550	1,350,577

Qatar Gas Transport Co., Ltd.	1,679,290	1,087,621

Qatar Insurance Co.	348,370	300,484

Qatar International Islamic Bank	117,050	298,785

Qatar Islamic Bank	238,272	1,084,366

Qatar National Bank QPSC	733,712	4,077,811

Qatar Navigation QSC	164,108	270,943

United Development Co. QSC	1,202,690	497,503

Vodafone Qatar QSC	953,720	319,472

		$15,872,608

Romania — 0.7%

Banca Transilvania SA	3,881,428	$2,328,247

BRD-Groupe Societe Generale SA	200,826	751,382

OMV Petrom SA	17,163,291	1,672,879

Societatea Energetica Electrica SA	481,203	1,193,764

Societatea Nationala de Gaze Naturale ROMGAZ SA	115,168	937,601

Transelectrica SA	114,909	533,237

Transgaz SA Medias	4,871	373,991

		$7,791,101

Russia — 5.7%

Alrosa PJSC	650,100	$815,896

Evraz PLC	154,201	715,928

Federal Grid Co. Unified Energy System PJSC	145,275,440	495,167

Gazprom PJSC ADR	978,133	6,856,354

Globaltrans Investment PLC GDR(5)	100,058	866,988

Inter RAO UES PJSC	14,717,070	1,328,039

LSR Group PJSC GDR(5)	186,400	516,998

Lukoil PJSC ADR(6)	66,202	6,735,682

Lukoil PJSC ADR(6)	1,600	163,408

Magnit PJSC	31,447	1,835,958

Magnitogorsk Iron & Steel Works PJSC	399,600	279,872

Mail.ru Group, Ltd. GDR(1)(5)	43,862	1,032,031

Mechel PJSC ADR(1)	78,486	236,243

Security	Shares	Value

Russia (continued)

MMC Norilsk Nickel PJSC ADR(6)	135,588	$4,372,651

MMC Norilsk Nickel PJSC ADR(6)	823	26,550

Mobile TeleSystems PJSC	392,507	2,002,498

Moscow Exchange MICEX-RTS PJSC	227,820	391,986

Mosenergo PJSC	8,811,603	316,240

Novatek PJSC GDR(5)	16,169	2,909,855

Novolipetsk Steel PJSC GDR	33,000	712,912

PhosAgro PJSC GDR(5)(6)	12,600	159,894

PhosAgro PJSC GDR(5)(6)	28,064	356,005

Polymetal International PLC	49,400	838,057

QIWI PLC ADR	11,566	214,549

Rosneft Oil Co. PJSC GDR(5)(6)	3,905	29,264

Rosneft Oil Co. PJSC GDR(5)(6)	183,924	1,376,357

Rostelecom PJSC	442,887	608,500

RusHydro PJSC	75,500,080	812,982

Sberbank of Russia PJSC	2,063,068	8,137,490

Severstal PJSC GDR(5)	43,209	607,550

Sistema PJSFC	1,780,078	509,998

Surgutneftegas PJSC ADR	145,064	1,026,716

Surgutneftegas PJSC, PFC Shares	1,299,000	731,991

Tatneft PJSC ADR	42,996	3,087,150

TMK PJSC GDR(5)	64,757	224,621

Transneft PJSC, PFC Shares	373	961,401

Unipro PJSC	8,737,000	401,664

VEON, Ltd. ADR	279,784	724,641

VTB Bank PJSC	1,037,060,000	752,052

X5 Retail Group NV GDR(5)	48,766	1,785,173

Yandex NV, Class A(1)	105,800	4,740,898

		$60,698,209

Saudi Arabia — 3.1%

Abdullah Al Othaim Markets Co.	30,295	$719,172

Advanced Petrochemical Co.	10,470	133,944

Al Hammadi Co. for Development and Investment(1)	36,417	226,513

Al Rajhi Bank	60,692	1,071,291

Alandalus Property Co.	60,105	256,257

Aldrees Petroleum and Transport Services Co.	35,520	613,117

Alinma Bank	61,312	423,140

Almarai Co. JSC	116,112	1,466,775

Arab National Bank	24,184	171,240

Arriyadh Development Co.	139,870	585,251

Bank AlBilad	30,000	217,969

Banque Saudi Fransi	27,000	265,954

Dallah Healthcare Co.	14,920	184,594

Dar Al Arkan Real Estate Development Co.(1)	545,237	1,425,373

Emaar Economic City(1)	510,380	1,359,350

18	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Saudi Arabia (continued)

Etihad Etisalat Co.(1)	121,903	$855,965

Fawaz Abdulaziz Al Hokair & Co.(1)	59,694	468,398

Jarir Marketing Co.	31,574	1,352,738

Leejam Sports Co. JSC	20,900	440,660

Middle East Healthcare Co.(1)	26,535	236,801

Mobile Telecommunications Co. Saudi Arabia(1)	92,407	319,146

Mouwasat Medical Services Co.	41,022	880,393

National Agriculture Development Co. (The)(1)	17,649	126,470

National Commercial Bank	67,845	846,809

National Gas & Industrialization Co.	25,806	217,467

National Medical Care Co.	19,273	252,375

Rabigh Refining & Petrochemical Co.(1)	88,189	468,653

Riyad Bank	68,200	427,826

Sahara International Petrochemical Co.	76,374	350,661

Samba Financial Group	48,705	391,824

Saudi Airlines Catering Co.	23,375	639,632

Saudi Arabian Amiantit Co.(1)	31,767	138,240

Saudi Arabian Fertilizer Co.	16,723	333,614

Saudi Arabian Mining Co.(1)	42,708	487,270

Saudi Arabian Oil Co.(1)(4)	124,500	1,133,176

Saudi Basic Industries Corp.	70,347	1,637,423

Saudi Ceramic Co.(1)	46,140	471,513

Saudi Chemical Co. Holding	34,533	230,818

Saudi Co. for Hardware CJSC	15,187	216,116

Saudi Electricity Co.	607,145	3,212,082

Saudi Ground Services Co.	63,562	623,523

Saudi Industrial Investment Group	28,574	179,253

Saudi Industrial Services Co.	57,275	357,048

Saudi Kayan Petrochemical Co.(1)	59,809	157,883

Saudi Pharmaceutical Industries & Medical Appliances Corp.	19,138	145,209

Saudi Public Transport Co.(1)	82,600	422,640

Saudi Research & Marketing Group(1)	8,978	181,938

Saudi Telecom Co.	100,472	2,435,021

Saudia Dairy & Foodstuff Co.	10,319	399,208

Savola Group (The)(1)	127,846	1,215,884

Seera Group Holding	89,711	557,189

United Electronics Co.	15,707	344,749

United International Transportation Co.	37,546	375,224

Yanbu National Petrochemical Co.	28,127	393,191

		$33,043,970

Slovenia — 0.7%

Cinkarna Celje DD	2,659	$571,869

KRKA DD	31,469	2,644,926

Luka Koper	19,676	531,993

Security	Shares	Value

Slovenia (continued)

Petrol	4,171	$1,804,441

Pozavarovalnica Sava DD	38,525	831,434

Telekom Slovenije DD	8,465	557,449

Zavarovalnica Triglav DD	26,606	1,047,928

		$7,990,040

South Africa — 5.7%

Absa Group, Ltd.	59,735	$543,600

AECI, Ltd.	52,556	365,307

African Rainbow Minerals, Ltd.	35,834	401,360

Anglo American Platinum, Ltd.	7,785	621,105

AngloGold Ashanti, Ltd.	59,424	1,212,316

Aspen Pharmacare Holdings, Ltd.(1)	392,807	3,023,622

Astral Foods, Ltd.	18,500	246,582

AVI, Ltd.	137,600	705,280

Barloworld, Ltd.	292,775	1,809,206

Bid Corp., Ltd.	109,527	2,416,374

Bidvest Group, Ltd. (The)	280,075	3,853,255

Capitec Bank Holdings, Ltd.	8,932	797,943

Clicks Group, Ltd.	79,800	1,287,516

DataTec, Ltd.	160,600	356,571

Discovery, Ltd.	39,190	304,153

Exxaro Resources, Ltd.	118,010	955,808

FirstRand, Ltd.	363,258	1,392,165

Foschini Group, Ltd. (The)	63,545	582,005

Gold Fields, Ltd.	162,131	1,049,584

Grindrod, Ltd.	340,300	109,033

Growthpoint Properties, Ltd.	1,042,876	1,461,285

Harmony Gold Mining Co., Ltd.(1)	112,429	379,526

Hyprop Investments, Ltd.	92,800	330,460

Impala Platinum Holdings, Ltd.(1)	155,673	1,462,798

Imperial Logistics, Ltd.	60,958	205,023

Investec, Ltd.	62,594	346,927

JSE, Ltd.	40,800	296,660

Kumba Iron Ore, Ltd.	14,360	332,040

Liberty Holdings, Ltd.	47,175	329,777

Life Healthcare Group Holdings, Ltd.	1,510,419	2,521,278

Massmart Holdings, Ltd.(2)	98,355	347,954

Mediclinic International PLC	253,849	1,224,728

Momentum Metropolitan Holdings	262,188	349,311

Motus Holdings, Ltd.	60,958	326,350

Mr Price Group, Ltd.	59,321	668,371

MTN Group, Ltd.	289,276	1,548,606

MultiChoice Group, Ltd.(1)	44,057	313,172

Murray & Roberts Holdings, Ltd.	915,850	649,263

Nampak, Ltd.(1)	465,438	151,099

19	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

South Africa (continued)

Naspers, Ltd., Class N	35,657	$5,783,441

Nedbank Group, Ltd.	44,331	575,445

Netcare, Ltd.	1,305,994	1,739,834

Northam Platinum, Ltd.(1)	90,938	760,094

Pick’n Pay Stores, Ltd.	225,781	974,395

Rand Merchant Investment Holdings, Ltd.	241,697	435,604

Redefine Properties, Ltd.	2,311,150	1,102,259

Remgro, Ltd.	67,399	814,380

Reunert, Ltd.	351,136	1,424,214

RMB Holdings, Ltd.	93,764	459,024

Sanlam, Ltd.	213,591	1,045,864

Sappi, Ltd.(1)	166,248	421,230

Sasol, Ltd.	96,056	1,525,951

Shoprite Holdings, Ltd.	172,823	1,341,378

Sibanye Gold, Ltd.(1)(2)	296,818	764,492

SPAR Group, Ltd. (The)	70,831	901,237

Standard Bank Group, Ltd.	130,101	1,357,052

Steinhoff International Holdings NV(1)	787,883	49,779

Telkom SA SOC, Ltd.	188,450	401,894

Tiger Brands, Ltd.	76,630	1,002,124

Tongaat Hulett, Ltd.(1)(3)	99,910	43,969

Truworths International, Ltd.	105,912	309,232

Vodacom Group, Ltd.	116,477	905,402

Wilson Bayly Holmes-Ovcon, Ltd.	106,200	922,077

Woolworths Holdings, Ltd.	245,524	719,574

		$61,057,358

South Korea — 5.6%

AMOREPACIFIC Corp.	5,380	$832,734

AMOREPACIFIC Group	6,000	358,902

BNK Financial Group, Inc.	34,935	197,040

Celltrion, Inc.(1)	14,934	2,034,358

Cheil Worldwide, Inc.	31,519	557,251

CJ CheilJedang Corp.	2,752	543,110

CJ Corp.	1,800	124,024

CJ ENM Co., Ltd.	2,216	253,463

CJ Logistics Corp.(1)	2,049	248,956

Daelim Industrial Co., Ltd.	3,151	211,726

Daesang Corp.	8,000	139,544

Daewoo Engineering & Construction Co., Ltd.(1)	36,541	132,058

Daewoo Industrial Development Co., Ltd.(1)	3,657	5,186

Daewoong Pharmaceutical Co., Ltd.	4,700	460,248

DB Insurance Co., Ltd.	5,340	189,009

DGB Financial Group Co., Ltd.	34,537	186,984

Dong-A Pharmaceutical Co., Ltd.	2,407	188,763

Dong-A ST Co., Ltd.	4,078	319,374

Security	Shares	Value

South Korea (continued)

Dongkuk Steel Mill Co., Ltd.(1)	50,333	$205,462

Doosan Co., Ltd.	1,722	89,964

E-MART, Inc.	5,525	509,291

GS Engineering & Construction Corp.	10,435	242,149

GS Holdings Corp.	12,720	484,840

Hana Financial Group, Inc.	27,700	765,506

Hanjin Kal Corp.	3,783	129,550

Hankook Tire and Technology Co., Ltd.	14,523	346,559

Hanmi Pharm Co., Ltd.	2,350	546,887

Hanmi Science Co., Ltd.	9,423	251,906

Hansol Holdings Co., Ltd.(1)	38,317	111,734

Hansol Paper Co., Ltd.	12,933	153,950

Hanwha Aerospace Co., Ltd.(1)	5,395	145,887

Hanwha Corp.	6,080	109,242

Hanwha Solutions Corp.	28,250	391,938

HDC Hyundai Development Co-Engineering & Construction, Class E(2)	4,650	80,617

Helixmith Co., Ltd.(1)	7,168	455,558

Hite-Jinro Co., Ltd.	20,121	502,848

Hyosung Corp.	1,124	66,658

Hyosung TNC Co., Ltd.	1,031	141,839

Hyundai Department Store Co., Ltd.	2,715	176,228

Hyundai Engineering & Construction Co., Ltd.	7,842	247,575

Hyundai Glovis Co., Ltd.	3,070	376,563

Hyundai Heavy Industries Holdings Co., Ltd.	867	197,308

Hyundai Marine & Fire Insurance Co., Ltd.	5,856	107,428

Hyundai Mipo Dockyard Co., Ltd.	4,150	142,474

Hyundai Mobis Co., Ltd.	6,259	1,196,868

Hyundai Motor Co.	15,339	1,592,374

Hyundai Steel Co.	16,100	377,647

Hyundai Wia Corp.	5,400	191,619

Industrial Bank of Korea	26,180	234,536

Kakao Corp.	3,565	469,936

Kangwon Land, Inc.	9,866	227,119

KB Financial Group, Inc.	28,900	1,063,098

KCC Corp.	627	105,075

KCC Glass Corp.(1)	589	16,852

Kia Motors Corp.	28,703	976,269

Korea Electric Power Corp.	73,995	1,565,358

Korea Gas Corp.	6,748	182,852

Korea Investment Holdings Co., Ltd.	4,490	246,953

Korea Shipbuilding & Offshore Engineering Co., Ltd.(1)	4,301	405,280

Korea Zinc Co., Ltd.	1,988	630,659

Korean Reinsurance Co.	29,387	211,811

KT&G Corp.	20,325	1,615,099

Kumho Petrochemical Co., Ltd.	4,400	238,226

20	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

South Korea (continued)

LG Chem, Ltd.	5,879	$1,639,298

LG Corp.	13,532	795,224

LG Display Co., Ltd.	19,325	244,788

LG Electronics, Inc.	13,143	716,673

LG Hausys, Ltd.	2,858	116,583

LG Household & Health Care, Ltd.	1,200	1,255,105

LG Uplus Corp.	103,900	1,150,015

Lotte Chemical Corp.	2,291	359,352

Lotte Corp.	5,796	170,072

LOTTE Fine Chemical Co., Ltd.	9,050	292,864

Lotte Shopping Co., Ltd.	1,923	184,631

LS Corp.	3,530	116,493

LS Industrial Systems Co., Ltd.	3,300	144,230

Medy-Tox, Inc.	1,908	512,150

Mirae Asset Daewoo Co., Ltd.(2)	44,889	255,108

Naver Corp.	6,970	1,039,426

NCsoft Corp.	1,263	669,071

NH Investment & Securities Co., Ltd.	21,508	195,929

NHN Corp.(1)	4,718	296,441

Nong Shim Co., Ltd.	2,523	485,311

OCI Co., Ltd.	4,137	190,988

Orion Corp. of Republic of Korea	4,700	401,440

POSCO	8,473	1,535,040

Posco International Corp.	9,000	126,050

S-Oil Corp.	14,880	936,811

S1 Corp.	3,266	249,354

Samsung Biologics Co., Ltd.(1)(4)	2,681	1,077,546

Samsung C&T Corp.	8,300	746,921

Samsung Card Co., Ltd.	3,060	97,054

Samsung Electro-Mechanics Co., Ltd.	3,583	367,356

Samsung Electronics Co., Ltd.	125,596	5,819,238

Samsung Fire & Marine Insurance Co., Ltd.	2,779	489,286

Samsung Heavy Industries Co., Ltd.(1)	67,350	370,831

Samsung Life Insurance Co., Ltd.	8,610	498,224

Samsung SDI Co., Ltd.	2,525	574,786

Samsung Securities Co., Ltd.	9,540	278,702

Shinhan Financial Group Co., Ltd.	33,151	1,081,828

Shinsegae, Inc.	727	161,231

SK Chemicals Co., Ltd.	5,375	259,080

SK Holdings Co., Ltd.	3,484	681,089

SK Hynix, Inc.(2)	12,691	965,612

SK Innovation Co., Ltd.	15,696	1,689,309

SK Networks Co., Ltd.	41,210	170,222

SK Telecom Co., Ltd.	13,100	2,509,501

Woongjin Coway Co., Ltd.	5,240	384,471

Woori Financial Group, Inc.	48,286	407,634

Security	Shares	Value

South Korea (continued)

Yuhan Corp.	4,851	$880,023

Zyle Motor Sales Corp.(1)	5,113	4,933

		$59,103,646

Sri Lanka — 0.8%

Aitken Spence PLC	515,800	$122,387

Ceylon Tobacco Co. PLC	116,289	701,828

Chevron Lubricants Lanka PLC	636,242	259,202

Commercial Bank of Ceylon PLC	1,539,657	781,718

DFCC Bank PLC	293,137	134,527

Dialog Axiata PLC	7,195,302	498,641

Hatton National Bank PLC	1,026,509	910,111

Hemas Holdings PLC	518,341	213,299

John Keells Holdings PLC	2,230,432	1,985,210

Lanka IOC PLC	1,004,003	100,868

Melstacorp PLC	5,098,120	1,068,874

National Development Bank PLC	567,373	306,888

Nations Trust Bank PLC(1)	394,717	168,003

Sampath Bank PLC	560,185	504,010

Teejay Lanka PLC	1,222,185	265,653

		$8,021,219

Taiwan — 5.9%

AcBel Polytech, Inc.	429,000	$327,026

Acer, Inc.	263,519	145,734

AirTAC International Group	37,714	570,002

AmTRAN Technology Co., Ltd.(1)	650,067	219,874

ASE Technology Holding Co., Ltd.	123,561	298,154

Asia Cement Corp.	280,356	417,009

Asustek Computer, Inc.	24,325	179,149

AU Optronics Corp.	578,837	192,022

Capital Securities Corp.	393,762	132,414

Catcher Technology Co., Ltd.	37,183	294,456

Cathay Financial Holding Co., Ltd.	447,916	599,522

Center Laboratories, Inc.	631,122	1,089,154

Chailease Holding Co., Ltd.	68,457	283,879

Chang Hwa Commercial Bank, Ltd.	596,348	422,406

Cheng Shin Rubber Industry Co., Ltd.	407,672	527,905

Chicony Electronics Co., Ltd.	47,164	132,800

China Airlines, Ltd.	2,591,887	685,312

China Development Financial Holding Corp.	739,050	226,103

China Life Insurance Co., Ltd.(1)	244,996	198,934

China Motor Corp.	188,926	233,123

China Steel Corp.	1,153,734	879,121

Chong Hong Construction Co., Ltd.	184,999	512,313

21	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Taiwan (continued)

Chunghwa Telecom Co., Ltd.	1,150,746	$4,111,182

Clevo Co.	180,155	204,473

Compal Electronics, Inc.	260,345	156,770

CTBC Financial Holding Co., Ltd.	1,236,275	896,654

Delta Electronics, Inc.	62,151	290,387

Dynapack International Technology Corp.	97,374	212,655

E Ink Holdings, Inc.	172,000	167,351

E.Sun Financial Holding Co., Ltd.	658,008	607,875

Eclat Textile Co., Ltd.	34,159	435,664

Elan Microelectronics Corp.	32,710	91,890

EVA Airways Corp.	1,370,861	551,172

Evergreen International Storage & Transport Corp.	868,000	394,790

Evergreen Marine Corp.(1)	1,336,441	513,991

Far Eastern Department Stores, Ltd.	616,995	500,164

Far Eastern New Century Corp.	1,180,695	1,094,560

Far EasTone Telecommunications Co., Ltd.	620,084	1,404,556

Feng Hsin Steel Co., Ltd.	183,260	320,952

First Financial Holding Co., Ltd.	587,515	457,223

Formosa Chemicals & Fibre Corp.	374,399	1,045,076

Formosa International Hotels Corp.	42,084	212,475

Formosa Petrochemical Corp.	617,320	1,825,458

Formosa Plastics Corp.	407,896	1,252,529

Formosa Taffeta Co., Ltd.	331,000	368,250

Formosan Rubber Group, Inc.	350,730	219,452

Foxconn Technology Co., Ltd.	48,087	95,438

Fubon Financial Holding Co., Ltd.	422,596	626,696

Giant Manufacturing Co., Ltd.	69,208	407,537

Great Wall Enterprise Co., Ltd.	650,102	885,644

Highwealth Construction Corp.	441,669	659,660

Hiwin Technologies Corp.	71,698	713,415

Hon Hai Precision Industry Co., Ltd.	328,747	893,865

Hota Industrial Manufacturing Co., Ltd.	58,360	228,874

Hotai Motor Co., Ltd.	55,000	1,121,860

Hu Lane Associate, Inc.	90,000	276,704

Hua Nan Financial Holdings Co., Ltd.	626,061	446,185

IBF Financial Holdings Co., Ltd.	730,791	283,522

Innolux Corp.	623,762	179,324

Inventec Corp.	178,966	134,730

Kenda Rubber Industrial Co., Ltd.	238,367	227,484

Kinpo Electronics, Inc.	846,000	391,608

Largan Precision Co., Ltd.	2,795	434,140

MediaTek, Inc.	43,462	549,898

Mega Financial Holding Co., Ltd.	695,730	722,862

Merida Industry Co., Ltd.	34,657	188,677

Nan Kang Rubber Tire Co., Ltd.	95,253	151,897

Nan Ya Plastics Corp.	557,214	1,277,107

Security	Shares	Value

Taiwan (continued)

Novatek Microelectronics Corp., Ltd.	16,942	$119,461

Pegatron Corp.	69,028	143,120

Pou Chen Corp.	491,819	568,050

Powertech Technology, Inc.	59,865	212,101

President Chain Store Corp.	215,664	2,121,745

Quanta Computer, Inc.	103,508	210,157

Radium Life Tech Co., Ltd.	646,090	217,599

Realtek Semiconductor Corp.	23,002	184,810

Ruentex Development Co., Ltd.	314,860	439,842

Sanyang Motor Co., Ltd.	839,866	563,877

ScinoPharm Taiwan, Ltd.	255,343	219,009

Shin Kong Financial Holding Co., Ltd.	817,968	264,546

Sino-American Silicon Products, Inc.	30,233	96,588

SinoPac Financial Holdings Co., Ltd.	642,414	272,459

St. Shine Optical Co., Ltd.	22,000	298,119

Synnex Technology International Corp.	169,358	209,001

Tainan Spinning Co., Ltd.	941,822	316,537

Taishin Financial Holding Co., Ltd.	808,193	376,668

Taiwan Cement Corp.	390,131	539,850

Taiwan Cooperative Financial Holding Co., Ltd.	511,432	350,598

Taiwan Glass Industry Corp.	542,564	185,596

Taiwan Mobile Co., Ltd.	542,296	1,918,804

Taiwan Semiconductor Manufacturing Co., Ltd.	461,465	4,759,644

Taiwan Tea Corp.	395,711	206,858

Tatung Co., Ltd.(1)	225,785	145,160

Teco Electric & Machinery Co., Ltd.	856,000	760,806

Tong Yang Industry Co., Ltd.	105,608	147,961

Tripod Technology Corp.	27,535	101,034

TSRC Corp.	129,063	97,947

TTY Biopharm Co., Ltd.	534,330	1,377,322

Tung Ho Steel Enterprise Corp.	798,060	593,766

U-Ming Marine Transport Corp.	186,000	188,088

Uni-President Enterprises Corp.	1,669,831	3,978,321

United Microelectronics Corp.	383,090	187,007

United Renewable Energy Co., Ltd.(1)	718,244	171,887

Walsin Lihwa Corp.	801,000	389,609

Wan Hai Lines, Ltd.	518,962	289,448

Wei Chuan Food Corp.	623,000	448,797

Wistron Corp.	145,489	129,660

Xxentria Technology Materials Corp.	234,700	475,418

Yageo Corp.	19,591	245,744

Yang Ming Marine Transport(1)	1,153,621	256,889

YFY, Inc.	531,120	229,259

Yieh Phui Enterprise Co., Ltd.	1,510,046	454,211

Yuanta Financial Holding Co., Ltd.	588,629	381,184

Yulon Motor Co., Ltd.	250,950	147,279

		$62,790,924

22	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Thailand — 2.9%

Advanced Info Service PCL(7)	190,200	$1,236,560

Airports of Thailand PCL(7)	738,300	1,661,213

AP Thailand PCL(7)	1,657,700	365,521

Bangkok Bank PCL(7)	101,600	466,131

Bangkok Dusit Medical Services PCL(7)	2,556,700	2,033,075

Bangkok Land PCL(7)	7,258,500	277,113

Banpu PCL(7)	403,300	130,058

BEC World PCL(1)(7)	1,120,800	189,154

Berli Jucker PCL(7)	207,500	271,079

BTS Group Holdings PCL(7)	1,624,000	648,890

Bumrungrad Hospital PCL(7)	273,300	1,168,547

Central Pattana PCL(7)	537,000	1,040,406

Central Plaza Hotel PCL(7)	268,400	186,089

CH. Karnchang PCL(7)	187,120	118,375

Charoen Pokphand Foods PCL(7)	579,600	554,488

CP ALL PCL(7)	601,800	1,360,568

Electricity Generating PCL(7)	105,200	1,023,784

Hana Microelectronics PCL(7)	803,900	902,070

Home Product Center PCL(7)	1,842,455	859,322

Indorama Ventures PCL(7)	657,600	586,565

IRPC PCL(7)	2,114,500	193,074

Italian-Thai Development PCL(7)	2,682,406	123,912

Jasmine International PCL(7)	662,900	106,799

Kasikornbank PCL(7)	144,500	646,396

KCE Electronics PCL(7)	562,600	334,464

Khon Kaen Sugar Industry PCL(7)	1,189,180	90,616

Kiatnakin Bank PCL(7)	103,100	224,703

Krung Thai Bank PCL(7)	535,400	275,485

L.P.N. Development PCL(7)	1,255,000	195,022

Land & Houses PCL(7)	1,634,300	484,498

Minor International PCL(7)	714,977	702,176

Pruksa Holding PCL(7)	518,200	233,688

PTT Exploration & Production PCL(7)	259,798	1,028,110

PTT Global Chemical PCL(7)	470,200	730,713

PTT PCL(7)	1,276,000	1,760,641

Quality House PCL(7)	3,480,946	275,783

Ratch Group PCL(7)	441,300	960,814

Robinson PCL(7)	315,200	543,334

Samart Corp. PCL(7)	867,800	206,983

Siam Cement PCL(7)	75,100	857,813

Siam City Cement PCL(7)	39,783	238,029

Siam Commercial Bank PCL(7)	238,100	742,762

Siam Global House PCL (The)(7)	1,002,689	453,220

Sino-Thai Engineering & Construction PCL(7)	452,157	217,306

Super Energy Corp. PCL(7)	11,910,000	194,028

Thai Airways International PCL(1)(7)	472,700	86,714

Security	Shares	Value

Thailand (continued)

Thai Beverage PCL(7)	1,370,600	$795,531

Thai Oil PCL(7)	158,700	261,906

Thai Union Group PCL(7)	465,900	227,942

Thanachart Capital PCL(7)	139,700	231,684

Thoresen Thai Agencies PCL(7)	1,334,265	155,022

TMB Bank PCL(7)	4,639,200	208,693

Total Access Communication PCL(7)	241,900	342,914

TPI Polene PCL(7)	4,974,200	250,301

True Corp. PCL(7)	5,357,890	640,444

TTW PCL(7)	2,149,000	956,074

		$31,056,602

Tunisia — 0.3%

Attijari Bank	16,957	$186,818

Banque de Tunisie	168,735	455,626

Banque Internationale Arabe de Tunisie	6,030	241,244

Banque Nationale Agricole(1)	65,193	269,517

Carthage Cement(1)	597,550	254,665

Euro Cycles SA	20,636	152,521

Poulina Group	122,715	569,850

Societe d’Articles Hygieniques SA(1)	71,336	302,409

Societe Frigorifique et Brasserie de Tunis SA	81,951	587,950

Telnet Holding	104,957	323,335

Union Internationale de Banques SA	28,431	221,381

		$3,565,316

Turkey — 1.5%

AG Anadolu Grubu Holding AS	48,884	$163,343

Akbank T.A.S.(1)	420,261	579,968

Aksa Akrilik Kimya Sanayii AS	141,731	333,905

Anadolu Efes Biracilik ve Malt Sanayii AS	72,541	299,710

Arcelik AS(1)	144,893	505,072

Aygaz AS	279,132	616,650

BIM Birlesik Magazalar AS	140,631	1,144,637

Coca-Cola Icecek AS	37,723	291,980

Dogan Sirketler Grubu Holding AS	427,506	145,486

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,441,960	680,073

Enka Insaat ve Sanayi AS	297,397	350,070

Eregli Demir ve Celik Fabrikalari TAS	653,344	1,014,764

Ford Otomotiv Sanayi AS	57,339	717,963

Haci Omer Sabanci Holding AS	168,100	273,298

Is Gayrimenkul Yatirim Ortakligi AS(1)	628,180	196,421

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	762,505	358,320

KOC Holding AS	184,591	600,776

Koza Altin Isletmeleri AS(1)	20,682	276,801

Petkim Petrokimya Holding AS(1)	674,380	454,078

23	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Turkey (continued)

TAV Havalimanlari Holding AS	49,964	$227,286

Tekfen Holding AS	52,700	169,300

Tofas Turk Otomobil Fabrikasi AS	97,106	428,242

Tupras-Turkiye Petrol Rafinerileri AS	88,839	1,669,027

Turk Hava Yollari AO(1)	121,754	277,769

Turk Telekomunikasyon AS(1)	356,891	462,648

Turkcell Iletisim Hizmetleri AS	673,536	1,584,570

Turkiye Garanti Bankasi AS(1)	266,184	528,234

Turkiye Halk Bankasi AS(1)	130,144	150,392

Turkiye Is Bankasi AS, Class C(1)	182,514	220,452

Turkiye Vakiflar Bankasi TAO, Class D(1)	175,317	193,302

Ulker Biskuvi Sanayi AS(1)	75,263	293,214

Vestel Elektronik Sanayi ve Ticaret AS(1)	50,308	116,691

Yapi ve Kredi Bankasi AS(1)	330,032	163,603

		$15,488,045

United Arab Emirates — 1.5%

Abu Dhabi Commercial Bank PJSC	677,199	$1,404,538

Abu Dhabi National Hotels	108,000	108,166

Agthia Group PJSC	424,180	382,331

Air Arabia PJSC(1)	1,727,085	714,708

Al Waha Capital PJSC	702,377	174,506

Aldar Properties PJSC	1,897,498	1,146,172

Arabtec Holding PJSC	690,341	187,553

Dana Gas PJSC	3,559,706	872,281

DP World PLC	100,454	1,394,433

Dubai Financial Market PJSC(1)	801,704	205,242

Dubai Investments PJSC	1,556,946	551,907

Dubai Islamic Bank PJSC	487,539	756,217

DXB Entertainments PJSC(1)	3,800,000	194,170

Emaar Properties PJSC	1,628,281	1,776,760

Emirates Telecommunications Group Co. PJSC	577,000	2,557,251

First Abu Dhabi Bank PJSC	705,595	2,960,415

RAK Properties PJSC(1)	2,150,800	271,656

		$15,658,306

Vietnam — 1.5%

Bank for Foreign Trade of Vietnam JSC	575,155	$2,174,839

Bao Viet Holdings	240,830	605,515

FLC Faros Construction JSC(1)	383,532	155,715

FPT Corp.	88,783	212,715

Hoa Phat Group JSC(1)	1,806,175	1,848,564

KIDO Group Corp.	417,980	338,160

Kinh Bac City Development Share Holding Corp.	328,860	203,799

Masan Group Corp.(1)	313,620	672,488

PetroVietnam Drilling & Well Services JSC(1)	764,295	429,081

PetroVietnam Fertilizer & Chemical JSC	341,840	170,191

Security	Shares	Value

Vietnam (continued)

PetroVietnam Gas JSC	215,050	$791,502

PetroVietnam Technical Services Corp.	247,200	171,650

Phu Nhuan Jewelry JSC	50,653	196,743

SSI Securities Corp.	198,000	148,737

Vietjet Aviation JSC	278,536	1,556,462

Vietnam Dairy Products JSC	299,737	1,390,103

Vingroup JSC(1)	984,667	4,840,359

		$15,906,623

Total Common Stocks (identified cost $917,124,731)		$1,059,587,397

Warrants(1) — 0.0%
Security	Shares	Value

BTS Group Holdings PCL, Exp. 2/16/21, Strike THB 14.00	162,400	$0

Total Warrants (identified cost $0)		$0

Rights(1) — 0.0%(8)
Security	Shares	Value

Banque Nationale Agricole, Exp. 4/15/49	50	$4

Carthage Cement, Exp. 2/28/20	597,550	2,126

HDC Hyundai Development Co-Engineering & Construction, Class E, Exp. 3/6/20	2,325	5,365

Telnet Holding, Exp. 7/1/49	6	0

Total Rights (identified cost $0)		$7,495

Short-Term Investments — 0.3%
Description	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.62%(9)	3,167,097	$3,167,097

Total Short-Term Investments (identified cost $3,167,097)		$3,167,097

Total Investments — 99.9% (identified cost $920,291,828)		$1,062,761,989

Other Assets, Less Liabilities — 0.1%		$1,331,917

Net Assets — 100.0%		$1,064,093,906

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

24	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Portfolio of Investments — continued

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at January 31, 2020. The aggregate market value of securities on loan at January 31, 2020 was $16,877,046.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2020, the aggregate value of these securities is $8,440,125 or 0.8% of the Fund’s net assets.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At January 31, 2020, the aggregate value of these securities is $11,307,649 or 1.1% of the Fund’s net assets.

(6)	Securities are traded on separate exchanges for the same entity.

(7)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(8)	Amount is less than 0.05%.

(9)	Represents investment of cash collateral received in connection with securities lending.

Currency Concentration of Portfolio
Currency	Percentage of Net Assets	Value

Hong Kong Dollar	8.8%	$93,363,596

United States Dollar	7.9	83,878,620

New Taiwan Dollar	5.9	62,790,924

Indian Rupee	5.9	62,312,781

Mexican Peso	5.8	61,658,797

South African Rand	5.7	61,007,579

Brazilian Real	5.7	60,275,122

South Korean Won	5.6	59,109,011

Euro	3.3	35,560,018

Saudi Riyal	3.1	33,043,970

Polish Zloty	2.9	31,379,833

Philippine Peso	2.9	30,760,946

Thai Baht	2.8	30,261,071

Indonesian Rupiah	2.8	29,947,184

Malaysian Ringgit	2.8	29,608,501

Chilean Peso	2.6	27,185,888

Kuwaiti Dinar	2.0	20,817,360

Russian Ruble	1.9	20,381,734

United Arab Emirates Dirham	1.6	17,111,677

Chinese Yuan Renminbi	1.6	16,949,552

Vietnamese Dong	1.5	15,906,623

Qatari Riyal	1.5	15,872,608

New Turkish Lira	1.5	15,488,045

Colombian Peso	1.3	13,982,069

Other currency, less than 1% each	12.5	134,108,480

Total Investments	99.9%	$1,062,761,989

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Financials	19.5%	$207,444,602

Consumer Staples	10.8	114,660,101

Materials	10.6	113,336,913

Industrials	10.4	110,321,835

Communication Services	9.7	103,220,787

Energy	8.7	93,088,850

Consumer Discretionary	8.1	86,200,183

Utilities	6.4	67,624,707

Health Care	5.8	61,562,568

Real Estate	4.9	51,995,737

Information Technology	4.7	50,138,609

Short-Term Investments	0.3	3,167,097

Total Investments	99.9%	$1,062,761,989

Abbreviations:

ADR	–	American Depositary Receipt

GDR	–	Global Depositary Receipt

PCL	–	Public Company Ltd.

PFC Shares	–	Preference Shares

Currency Abbreviations:

THB	–	Thai Baht

25	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Unaffiliated investments, at value including $16,877,046 of securities on loan (identified cost, $920,291,828)	$1,062,761,989

Cash	8,942

Foreign currency, at value (identified cost, $6,840,122)	6,808,469

Dividends receivable	1,294,351

Receivable for investments sold	4,647,998

Receivable for Fund shares sold	749,158

Securities lending income receivable	17,290

Tax reclaims receivable	94,783

Total assets	$1,076,382,980

Liabilities

Demand note payable	$4,000,000

Collateral for securities loaned	3,167,097

Payable for investments purchased	58,290

Payable for Fund shares redeemed	1,581,835

Payable to affiliates:

Investment adviser fee	806,676

Administration fee	147,912

Distribution and service fees	34,385

Accrued foreign capital gains taxes	608,352

Accrued expenses	1,884,527

Total liabilities	$12,289,074

Net Assets	$1,064,093,906

Sources of Net Assets

Paid-in capital	$1,239,299,959

Accumulated loss	(175,206,053)

Total	$1,064,093,906

Investor Class Shares

Net Assets	$136,829,393

Shares Outstanding	9,864,375

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.87

Class C Shares

Net Assets	$4,094,256

Shares Outstanding	300,524

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$13.62

Institutional Class Shares

Net Assets	$868,665,894

Shares Outstanding	62,478,565

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.90

Class R6 Shares

Net Assets	$54,504,363

Shares Outstanding	3,922,928

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.89

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

26	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Dividends (net of foreign taxes, $4,709,640)	$43,724,969

Non-cash dividends	3,013,645

Interest	15,723

Securities lending income, net	76,576

Other income	2,810,318

Total investment income	$49,641,231

Expenses

Investment adviser fee	$10,675,592

Administration fee	1,969,469

Distribution and service fees

Investor Class	386,253

Class C	50,209

Trustees’ fees and expenses	62,535

Custodian fee	1,550,301

Transfer and dividend disbursing agent fees	904,965

Legal and accounting services	135,877

Printing and postage	58,086

Registration fees	94,891

Miscellaneous	272,687

Total expenses	$16,160,865

Net investment income	$33,480,366

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $73,794)	$26,376,252

Foreign currency transactions	(439,041)

Net realized gain	$25,937,211

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $277,289)	$(63,894,183)

Foreign currency	(98,195)

Net change in unrealized appreciation (depreciation)	$(63,992,378)

Net realized and unrealized loss	$(38,055,167)

Net decrease in net assets from operations	$(4,574,801)

27	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$33,480,366	$45,497,354

Net realized gain	25,937,211	36,431,013

Net change in unrealized appreciation (depreciation)	(63,992,378)	(493,215,853)

Net decrease in net assets from operations	$(4,574,801)	$(411,287,486)

Distributions to shareholders —

Investor Class	$(3,563,992)	$(3,545,868)

Class C	(71,989)	(92,406)

Institutional Class	(26,125,933)	(30,416,590)

Class R6	(1,708,275)	(2,160,862)

Total distributions to shareholders	$(31,470,189)	$(36,215,726)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$22,407,787	$41,632,451

Class C	25,393	206,360

Institutional Class	101,088,906	280,037,814

Class R6	13,876,477	38,528,359

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	3,415,839	3,432,138

Class C	67,952	87,818

Institutional Class	19,632,098	23,229,644

Class R6	1,688,797	2,160,862

Cost of shares redeemed

Investor Class	(58,261,381)	(220,377,035)

Class C	(1,054,357)	(1,907,825)

Institutional Class	(490,943,703)	(757,598,270)

Class R6	(53,323,266)	(463,667,721)

Net asset value of shares converted

Investor Class	707,712	1,071,377

Class C	(707,712)	(1,071,377)

Net decrease in net assets from Fund share transactions	$(441,379,458)	$(1,054,235,405)

Net decrease in net assets	$(477,424,448)	$(1,501,738,617)

Net Assets

At beginning of year	$1,541,518,354	$3,043,256,971

At end of year	$1,064,093,906	$1,541,518,354

28	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Financial Highlights

	Investor Class

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$14.280	$16.850	$13.340	$10.990	$13.850

Income (Loss) From Operations

Net investment income(1)	$0.326	$0.283	$0.223	$0.179	$0.185

Net realized and unrealized gain (loss)	(0.376)	(2.570)	3.650	2.364	(2.851)

Total income (loss) from operations	$(0.050)	$(2.287)	$3.873	$2.543	$(2.666)

Less Distributions

From net investment income	$(0.360)	$(0.283)	$(0.363)	$(0.193)	$(0.016)

From net realized gain	—	—	—	—	(0.178)

Total distributions	$(0.360)	$(0.283)	$(0.363)	$(0.193)	$(0.194)

Net asset value — End of year	$13.870	$14.280	$16.850	$13.340	$10.990

Total Return(2)	(0.46)%	(13.43)%	29.33%	23.32%	(19.59)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$136,829	$172,773	$400,814	$520,939	$527,198

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.45%	1.44%	1.37%	1.38%	1.37%

Net investment income	2.30%	1.89%	1.52%	1.44%	1.43%

Portfolio Turnover	2%	2%	3%	6%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

29	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Financial Highlights — continued

	Class C

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$14.010	$16.530	$13.120	$10.840	$13.760

Income (Loss) From Operations

Net investment income(1)	$0.220	$0.146	$0.096	$0.083	$0.096

Net realized and unrealized gain (loss)	(0.379)	(2.484)	3.580	2.340	(2.834)

Total income (loss) from operations	$(0.159)	$(2.338)	$3.676	$2.423	$(2.738)

Less Distributions

From net investment income	$(0.231)	$(0.182)	$(0.266)	$(0.143)	$(0.004)

From net realized gain	—	—	—	—	(0.178)

Total distributions	$(0.231)	$(0.182)	$(0.266)	$(0.143)	$(0.182)

Net asset value — End of year	$13.620	$14.010	$16.530	$13.120	$10.840

Total Return(2)	(1.21)%	(14.10)%	28.32%	22.50%	(20.23)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,094	$5,885	$10,152	$9,209	$9,573

Ratios (as a percentage of average daily net assets):

Expenses(3)	2.20%	2.19%	2.12%	2.13%	2.12%

Net investment income	1.59%	1.01%	0.66%	0.68%	0.74%

Portfolio Turnover	2%	2%	3%	6%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

30	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Financial Highlights — continued

	Institutional Class

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$14.310	$16.910	$13.400	$11.040	$13.890

Income (Loss) From Operations

Net investment income(1)	$0.367	$0.304	$0.245	$0.212	$0.233

Net realized and unrealized gain (loss)	(0.378)	(2.565)	3.673	2.375	(2.880)

Total income (loss) from operations	$(0.011)	$(2.261)	$3.918	$2.587	$(2.647)

Less Distributions

From net investment income	$(0.399)	$(0.339)	$(0.408)	$(0.227)	$(0.025)

From net realized gain	—	—	—	—	(0.178)

Total distributions	$(0.399)	$(0.339)	$(0.408)	$(0.227)	$(0.203)

Net asset value — End of year	$13.900	$14.310	$16.910	$13.400	$11.040

Total Return(2)	(0.20)%	(13.20)%	29.56%	23.64%	(19.40)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$868,666	$1,268,618	$2,030,663	$1,884,610	$1,803,056

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.20%	1.19%	1.12%	1.13%	1.12%

Net investment income	2.59%	2.04%	1.65%	1.68%	1.77%

Portfolio Turnover	2%	2%	3%	6%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

31	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$14.300	$16.910	$13.400	$11.040	$13.890

Income (Loss) From Operations

Net investment income(1)	$0.379	$0.380	$0.249	$0.225	$0.223

Net realized and unrealized gain (loss)	(0.379)	(2.639)	3.676	2.370	(2.861)

Total income (loss) from operations	$—	$(2.259)	$3.925	$2.595	$(2.638)

Less Distributions

From net investment income	$(0.410)	$(0.351)	$(0.415)	$(0.235)	$(0.034)

From net realized gain	—	—	—	—	(0.178)

Total distributions	$(0.410)	$(0.351)	$(0.415)	$(0.235)	$(0.212)

Net asset value — End of year	$13.890	$14.300	$16.910	$13.400	$11.040

Total Return(2)	(0.13)%	(13.18)%	29.69%	23.71%	(19.34)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$54,504	$94,243	$601,629	$539,794	$555,338

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.14%	1.13%	1.07%	1.08%	1.07%

Net investment income	2.67%	2.48%	1.67%	1.79%	1.72%

Portfolio Turnover	2%	2%	3%	6%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

32	See Notes to Financial Statements.

Parametric

Emerging Markets Fund

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Investor Class, Institutional Class and Class R6 shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective January 25, 2019, Class C shares of the Fund generally automatically convert to Investor Class shares ten years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended January 31, 2020, the Fund received approximately $2,810,000 from Poland for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued.

D  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

33

Parametric

Emerging Markets Fund

January 31, 2020

Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of January 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2020 and January 31, 2019 was as follows:

	Year Ended January 31,
	2020	2019

Ordinary income	$31,470,189	$36,215,726

During the year ended January 31, 2020, accumulated loss was increased by $4,347,996 and paid-in capital was increased by $4,347,996 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

34

Parametric

Emerging Markets Fund

January 31, 2020

Notes to Financial Statements — continued

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$979,806

Deferred capital losses	$(299,929,201)

Net unrealized appreciation	$123,743,342

At January 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $299,929,201 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2020, $1,488,647 are short-term and $298,440,554 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$938,342,510

Gross unrealized appreciation	$344,993,247

Gross unrealized depreciation	(220,573,768)

Net unrealized appreciation	$124,419,479

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% on net assets of $500 million but less than $1 billion, 0.775% on net assets of $1 billion but less than $2.5 billion, 0.75% on net assets of $2.5 billion but less than $5 billion, 0.73% on net assets of $5 billion but less than $7.5 billion and 0.71% on net assets of $7.5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended January 31, 2020, the investment adviser fee amounted to $10,675,592 or 0.81% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended January 31, 2020, the administration fee amounted to $1,969,469.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2020, EVM earned $49,326 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2020 amounted to $386,253 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2020, the Fund paid or accrued to EVD $37,657 for Class C shares.

35

Parametric

Emerging Markets Fund

January 31, 2020

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2020 amounted to $12,552 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2020, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $28,377,949 and $468,863,676, respectively, for the year ended January 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Investor Class	2020	2019

Sales	1,591,889	2,821,720

Issued to shareholders electing to receive payments of distributions in Fund shares	235,413	260,627

Redemptions	(4,111,999)	(14,848,715)

Converted from Class C shares	49,295	77,276

Net decrease	(2,235,402)	(11,689,092)

	Year Ended January 31,
Class C	2020	2019

Sales	1,831	13,559

Issued to shareholders electing to receive payments of distributions in Fund shares	4,765	6,807

Redemptions	(75,626)	(135,557)

Converted to Investor Class shares	(50,449)	(78,753)

Net decrease	(119,479)	(193,944)

	Year Ended January 31,
Institutional Class	2020	2019

Sales	7,138,019	18,769,605

Issued to shareholders electing to receive payments of distributions in Fund shares	1,350,213	1,758,840

Redemptions	(34,644,045)	(51,951,337)

Net decrease	(26,155,813)	(31,422,892)

36

Parametric

Emerging Markets Fund

January 31, 2020

Notes to Financial Statements — continued

	Year Ended January 31,
Class R6	2020	2019

Sales	981,777	2,639,075

Issued to shareholders electing to receive payments of distributions in Fund shares	116,228	162,478

Redemptions	(3,763,784)	(31,780,927)

Net decrease	(2,665,779)	(28,979,374)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At January 31, 2020, the Fund had a balance outstanding pursuant to this line of credit of $4,000,000 at an annual interest rate of 2.55%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at January 31, 2020. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 11) at January 31, 2020. The Fund’s average borrowings or allocated fees during the year ended January 31, 2020 were not significant.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

10  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At January 31, 2020, the value of the securities loaned (all common stock) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $16,877,046 and $18,421,763, respectively. Collateral received was comprised of cash of $3,167,097 and U.S. government and/or agencies securities of $15,254,666. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time. The carrying amount of the liability for collateral for securities loaned at January 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at January 31, 2020.

37

Parametric

Emerging Markets Fund

January 31, 2020

Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Asia/Pacific	$8,267,418	$461,103,958		$86,944	$469,458,320

Emerging Europe	7,398,604	170,049,777		0	177,448,381

Latin America	192,848,970	9,270		—	192,858,240

Middle East/Africa	2,584,413	216,438,754		799,289	219,822,456

Total Common Stocks	$211,099,405	$847,601,759	**	$886,233	$1,059,587,397

Warrants	$—	$0		$—	$0

Rights	2,130	5,365		—	7,495

Short-Term Investments	3,167,097	—		—	3,167,097

Total Investments	$214,268,632	$847,607,124		$886,233	$1,062,761,989

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended January 31, 2020 is not presented.

12  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

38

Parametric

Emerging Markets Fund

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Emerging Markets Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Emerging Markets Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

39

Parametric

Emerging Markets Fund

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended January 31, 2020, the Fund designates approximately $30,424,132, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended January 31, 2020, the Fund paid foreign taxes of $1,481,189 and recognized foreign source income of $54,068,948.

40

Parametric

Emerging Markets Fund

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

41

Parametric

Emerging Markets Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

42

Parametric

Emerging Markets Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2774    1.31.20

Parametric

International Equity Fund

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2020

Parametric

International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	34

Federal Tax Information	35

Management and Organization	36

Important Notices	39

Parametric

International Equity Fund

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed equity markets outside the U.S., as measured by the MSCI EAFE Index (the Index),2 delivered solid returns during the 12-month period ended January 31, 2020. Returns were broadly positive, with only three countries experiencing a decline.

Strong year-end results masked underlying volatility during the period, as investors were bombarded with on-again/off-again trade tensions, dovish tilts by the European Central Bank and the U.S. Federal Reserve (the Fed), and fears of slowing global growth. In the U.K., weaker economic data and uncertainties surrounding Brexit weighed on local markets for much of the period. However, a mid-December vote to rubber stamp Prime Minister Boris Johnson and the Conservative Party resulted in an overwhelming Parliamentary majority, fueling local equities and the British pound.

While trade tensions had a volatile impact on Asian equities broadly, Japan benefited from consumer spending and economic strength as the continuation of “Abenomics” policies provided a much-needed boost to international equity markets. Markets in Hong Kong declined amid several months of political unrest and protesting. In Israel, weakness in health care company Teva Pharmaceutical Industries, Ltd., (Teva) depressed overall results, with the company returning -3.0% during the period. Teva shares plummeted after news that an antitrust lawsuit had been filed against the generic drug company, alleging it was the ringleader behind a price-fixing scheme.

At the country level, New Zealand, Denmark, and Switzerland were the top-performing countries, with each returning over 25%. Norway, Hong Kong, and Austria were the only countries to post negative results for the period.

Fund Performance

For the 12-month period ended January 31, 2020, Parametric International Equity Fund (the Fund) returned 11.53% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 12.10%.

Factors detracting from the Fund’s performance relative to the Index included sector diversification6 within Japan, particularly due to an overweight exposure to the utilities sector. Utilities fell out of favor as investors allocated capital toward growth sectors and companies directly benefiting from government stimulus programs. The inclusion of small-cap companies in a number of sectors in Hong Kong harmed relative results amid a challenging political environment. Additionally, sector diversification in Portugal weighed on relative results, in part, due to an out-of-Index exposure to the financials and materials sectors.

Factors contributing to the Fund’s performance relative to the Index included the Fund’s sector diversification within the U.K., particularly due to the resulting overweight positions in energy and real estate. Specifically, utility stocks rallied following December elections that ended nationalization rumors from the defeated Labour Party. Sector diversification in Germany also helped relative returns during the period. This was partially the result of an overweight exposure to the utilities sector, which outpaced the broader German economy due to a strong rally in one of its main constituents. Additionally, an out-of-Index exposure to small-cap consumer discretionary companies in Finland aided relative performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

International Equity Fund

January 31, 2020

Performance2,3

Portfolio Managers Thomas C. Seto, Paul Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/01/2010	04/01/2010	11.53%	6.21%	5.89%
Class A with 5.75% Maximum Sales Charge	—	—	5.09	4.95	5.26
Institutional Class at NAV	04/01/2010	04/01/2010	11.79	6.48	6.16
Class R at NAV	08/10/2015	04/01/2010	11.25	5.95	5.76
Class R6 at NAV	08/10/2015	04/01/2010	11.85	6.50	6.17
MSCI EAFE Index	—	—	12.10%	5.12%	5.27%

% Total Annual Operating Expense Ratios[4]		Class A	Institutional Class	Class R	Class R6
Gross		0.86%	0.61%	1.11%	0.58%
Net		0.75	0.50	1.00	0.47

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	04/01/2010	$90,017	N.A.
Class R	$10,000	04/01/2010	$17,356	N.A.
Class R6	$1,000,000	04/01/2010	$1,802,419	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

International Equity Fund

January 31, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Nestle SA	1.2%

Air Liquide SA	0.8

Unilever NV	0.8

Sanofi	0.8

SAP SE	0.8

Total SA	0.8

Cie Financiere Richemont SA	0.7

ASML Holding NV	0.7

Deutsche Telekom AG	0.6

CSL, Ltd.	0.6

Total	7.8%

Geographic Allocation (% of common stocks)

See Endnotes and Additional Disclosures in this report.

4

Parametric

International Equity Fund

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R is linked to Class A (formerly, the Investor Class) and the performance of Class R6 is linked to Institutional Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 5/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

[6]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective January 15, 2020, the Fund’s Investor Class shares were redesignated as Class A shares. Class A shares are subject to a front-end sales charge. Former Investor Class shareholders, who established their Fund accounts before January 15, 2020, will not be subject to this sales charge for Class A purchases for such accounts. The minimum initial purchase of Class A shares of the Fund is $1,000.

5

Parametric

International Equity Fund

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,066.10	$3.91	**	0.75%
Institutional Class	$1,000.00	$1,067.10	$2.61	**	0.50%
Class R	$1,000.00	$1,064.00	$5.20	**	1.00%
Class R6	$1,000.00	$1,066.80	$2.45	**	0.47%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.82	**	0.75%
Institutional Class	$1,000.00	$1,022.70	$2.55	**	0.50%
Class R	$1,000.00	$1,020.20	$5.09	**	1.00%
Class R6	$1,000.00	$1,022.80	$2.40	**	0.47%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments

Common Stocks — 99.1%
Security	Shares	Value

Australia — 8.9%

Abacus Property Group	53,600	$134,897

AMA Group, Ltd.	248,700	150,823

AP Eagers, Ltd.	25,700	153,034

APA Group	258,489	1,940,893

ARB Corp., Ltd.	10,500	129,117

ASX, Ltd.	5,600	316,824

Atlas Arteria, Ltd.	64,200	345,745

Atlassian Corp. PLC, Class A(1)	13,200	1,940,400

Aurizon Holdings, Ltd.	129,400	463,835

AusNet Services	726,400	856,007

Austal, Ltd.	72,300	186,728

Bank of Queensland, Ltd.(2)	45,200	229,801

Bendigo & Adelaide Bank, Ltd.(2)	31,400	216,812

BHP Group, Ltd.	66,926	1,716,243

Brambles, Ltd.	104,724	874,699

Bravura Solutions, Ltd.	100,400	363,537

Breville Group, Ltd.	13,134	161,797

BWP Trust	66,800	182,273

Caltex Australia, Ltd.	29,800	679,559

Centuria Metropolitan REIT(2)	120,600	241,888

Charter Hall Group	42,400	361,776

Charter Hall Long Wale REIT	52,200	197,653

Charter Hall Retail REIT	73,500	230,227

Coca-Cola Amatil, Ltd.	72,551	576,484

Coles Group, Ltd.	112,900	1,238,856

Collins Foods, Ltd.	20,500	116,581

Commonwealth Bank of Australia	27,023	1,529,974

Computershare, Ltd.	59,912	707,444

Cromwell Property Group(2)	233,500	190,516

Crown Resorts, Ltd.	25,500	198,229

CSL, Ltd.	17,300	3,558,067

CSR, Ltd.	49,000	157,084

Dexus	66,800	563,667

Domain Holdings Australia, Ltd.(2)	82,300	206,245

Domino’s Pizza Enterprises, Ltd.(2)	6,400	232,664

EML Payments, Ltd.(1)	73,900	256,122

Evolution Mining, Ltd.	80,276	202,603

Flight Centre Travel Group, Ltd.	5,800	151,065

GPT Group (The)	125,200	499,560

GUD Holdings, Ltd.(2)	15,500	123,267

GWA Group, Ltd.(2)	67,200	159,610

Hansen Technologies, Ltd.	30,805	75,260

Harvey Norman Holdings, Ltd.(2)	71,004	199,256

IDP Education, Ltd.	15,800	183,934

Ingenia Communities Group	56,700	180,647

Security	Shares	Value

Australia (continued)

Inghams Group, Ltd.(2)	129,100	$303,372

InvoCare, Ltd.(2)	17,400	155,077

IRESS, Ltd.	53,584	495,104

James Hardie Industries PLC CDI	13,706	288,179

JB Hi-Fi, Ltd.(2)	10,699	281,363

Link Administration Holdings, Ltd.(2)	96,491	434,798

Medibank Pvt, Ltd.	115,300	236,910

Megaport, Ltd.(1)	18,000	132,576

Mirvac Group	301,100	679,270

National Australia Bank, Ltd.	49,800	850,689

National Storage REIT	157,700	226,048

nearmap, Ltd.(1)(2)	60,000	66,382

Newcrest Mining, Ltd.	23,300	466,467

NEXTDC, Ltd.(1)(2)	46,000	230,080

nib Holdings, Ltd.	45,300	162,199

Northern Star Resources, Ltd.	33,400	287,713

Oil Search, Ltd.	125,100	597,935

Orica, Ltd.	16,599	250,782

Orora, Ltd.	82,069	175,202

Premier Investments, Ltd.	11,500	151,225

Qantas Airways, Ltd.	60,000	254,388

Qube Holdings, Ltd.	143,942	328,104

Ramsay Health Care, Ltd.	11,000	578,626

REA Group, Ltd.(2)	12,200	923,111

Regis Resources, Ltd.	52,500	160,936

Rio Tinto, Ltd.(2)	9,700	629,417

Santos, Ltd.	163,380	937,706

Saracen Mineral Holdings, Ltd.(1)	85,475	230,379

Scentre Group	311,000	797,973

Service Stream, Ltd.	75,800	131,887

Shopping Centres Australasia Property Group	118,852	228,885

Sonic Healthcare, Ltd.	35,400	742,010

Spark Infrastructure Group	694,733	1,016,952

St. Barbara, Ltd.	108,600	202,439

Star Entertainment Group, Ltd. (The)	62,300	172,045

Suncorp Group, Ltd.	35,800	305,827

Sydney Airport	78,700	437,738

Tabcorp Holdings, Ltd.	131,400	409,013

Technology One, Ltd.	50,588	283,150

Telstra Corp., Ltd.	844,600	2,153,687

TPG Telecom, Ltd.	106,300	528,469

Transurban Group	146,041	1,522,298

Viva Energy Group, Ltd.(3)	199,940	227,470

Viva Energy REIT	96,300	177,666

Vocus Group, Ltd.(1)	178,100	399,152

Washington H. Soul Pattinson & Co., Ltd.	21,300	303,460

7	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Australia (continued)

Wesfarmers, Ltd.	66,429	$1,993,003

Westpac Banking Corp.	62,000	1,036,109

Whitehaven Coal, Ltd.	178,061	294,512

Woodside Petroleum, Ltd.	74,700	1,711,417

Woolworths Group, Ltd.	102,643	2,850,790

		$51,821,693

Austria — 1.1%

Agrana Beteiligungs AG	5,979	$127,143

ams AG(1)	19,000	772,106

ANDRITZ AG	11,270	443,430

BAWAG Group AG(3)	3,400	146,951

CA Immobilien Anlagen AG	11,931	524,944

Erste Group Bank AG	14,770	542,315

IMMOFINANZ AG	12,282	340,824

Lenzing AG	2,500	197,597

Nabriva Therapeutics PLC(1)(2)	19,000	25,650

Oesterreichische Post AG	7,800	296,096

OMV AG	16,369	813,442

Porr AG(2)	3,440	59,964

Rhi Magnesita NV	4,792	201,697

S&T AG	5,130	137,716

Telekom Austria AG	58,072	466,811

UNIQA Insurance Group AG	14,300	135,234

Verbund AG	17,482	924,395

Wienerberger AG	14,590	413,952

		$6,570,267

Belgium — 2.2%

Ackermans & van Haaren NV	1,660	$265,912

Ageas	7,200	397,019

AGFA-Gevaert NV(1)	57,503	282,436

Anheuser-Busch InBev SA/NV	19,200	1,448,448

Barco NV	3,865	961,027

Befimmo SA	5,550	341,440

Bekaert SA	14,100	357,962

Biocartis NV(1)(2)(3)	11,000	69,893

bpost SA	38,532	383,987

Cofinimmo SA	4,991	795,568

Colruyt SA	1,550	77,552

D’Ieteren SA/NV	6,400	413,092

Econocom Group SA/NV	45,600	129,646

Elia System Operator SA/NV	8,400	810,098

Euronav SA	48,660	483,493

Fagron	11,540	267,141

Gimv NV	1,766	108,816

Security	Shares	Value

Belgium (continued)

Groupe Bruxelles Lambert SA	3,900	$391,925

KBC Ancora	2,150	107,087

Materialise NV ADR(1)(2)	8,900	161,802

Montea C.V.A.	2,560	253,157

Orange Belgium SA	2,682	54,532

Proximus SA	56,918	1,621,713

Retail Estates NV	2,980	273,586

Sofina SA	1,080	247,075

Solvay SA(2)	8,500	880,942

Tessenderlo Group SA(1)	6,179	207,891

UCB SA	11,900	1,095,064

		$12,888,304

Denmark — 2.3%

ALK-Abello A/S(1)	515	$137,566

Alm Brand A/S	16,800	148,765

Bakkafrost P/F	3,922	279,048

Carlsberg A/S, Class B	7,837	1,144,466

Chr. Hansen Holding A/S	9,600	714,458

DSV PANALPINA A/S	7,414	804,929

ISS A/S	7,300	176,824

Jyske Bank A/S(1)	8,666	329,530

Maersk Drilling A/S(1)	4,300	239,980

Novo Nordisk A/S, Class B	29,866	1,817,993

Novozymes A/S, Class B	21,056	1,097,834

Orsted A/S(3)	16,692	1,820,625

Pandora A/S	18,200	939,408

Ringkjoebing Landbobank A/S	4,160	309,053

Rockwool International A/S, Class B	897	209,126

Royal Unibrew A/S	2,700	256,684

Scandinavian Tobacco Group AS(3)	5,600	73,230

SimCorp A/S	8,491	941,285

Sydbank A/S	12,000	261,116

Topdanmark A/S	6,227	294,527

Tryg A/S	14,915	451,922

Vestas Wind Systems A/S	6,300	625,385

		$13,073,754

Finland — 2.3%

Citycon Oyj(2)	17,313	$183,164

Elisa Oyj	22,797	1,373,418

Fortum Oyj	52,506	1,270,639

Huhtamaki Oyj	3,800	168,893

Kemira Oyj	9,600	145,034

Kesko Oyj, Class B	17,460	1,180,400

Kone Oyj, Class B	12,159	784,707

8	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Finland (continued)

Metsa Board Oyj	21,700	$131,424

Neste Oyj	37,502	1,493,249

Nokia Oyj	309,741	1,205,729

Nokian Renkaat Oyj	2,900	77,978

Nordea Bank Abp	96,500	761,226

Orion Oyj, Class B	28,135	1,329,294

Sampo Oyj, Class A	12,300	556,786

TietoEVRY Oyj	4,494	146,554

Tokmanni Group Corp.	74,930	1,086,819

UPM-Kymmene Oyj	21,860	688,774

Valmet Oyj	8,331	180,214

Wartsila Oyj Abp	18,254	223,835

YIT Oyj	13,000	92,803

		$13,080,940

France — 8.9%

Accor SA	4,792	$196,186

Aeroports de Paris	945	178,794

Air Liquide SA	33,440	4,835,071

Airbus SE	8,098	1,189,304

Alstom SA	5,250	278,251

Alten SA	3,012	371,207

Atos SE	8,580	711,526

AXA SA	64,400	1,712,496

Bollore SA	97,700	396,983

Bouygues SA	5,400	213,352

Bureau Veritas SA	7,818	215,423

Casino Guichard Perrachon SA	17,729	720,443

Christian Dior SE	406	190,177

Cie Generale des Etablissements Michelin SCA	3,940	457,131

CNP Assurances	25,862	465,523

Covivio	8,980	1,065,605

Criteo SA ADR(1)	18,200	280,098

Danone SA	27,452	2,196,831

Dassault Systemes SE	9,786	1,694,091

Edenred	5,350	288,908

Eiffage SA	1,970	228,350

Electricite de France SA	46,000	567,882

Elior Group SA(3)	11,967	167,779

Engie SA	132,100	2,273,878

EssilorLuxottica SA	4,834	715,715

Eurazeo SE	6,400	458,037

Eutelsat Communications SA	24,500	367,209

Gaztransport Et Technigaz SA	1,301	131,510

Gecina SA	7,840	1,478,702

Getlink SE	10,600	186,998

Security	Shares	Value

France (continued)

Hermes International	670	$500,307

Iliad SA(2)	3,000	393,723

Ingenico Group SA	5,398	627,750

Legrand SA	4,262	341,010

LVMH Moet Hennessy Louis Vuitton SE	4,370	1,903,013

Metropole Television SA	7,662	127,423

Orange SA	125,300	1,771,237

Pernod-Ricard SA	10,667	1,846,851

Quadient	11,000	264,603

Renault SA	6,180	241,720

Sanofi	49,604	4,783,726

SCOR SE	14,170	602,266

Societe BIC SA	3,200	216,014

Societe Generale SA	33,010	1,068,192

Sodexo SA(2)	2,860	299,456

Sopra Steria Group	1,900	303,323

Suez	39,200	643,305

Talend SA ADR(1)(2)	8,600	317,340

Teleperformance	1,408	353,264

Thales SA	2,900	318,220

Total SA	90,715	4,416,976

Unibail-Rodamco-Westfield(4)	2,200	299,133

Unibail-Rodamco-Westfield(4)	13,900	1,888,602

Veolia Environnement SA	43,830	1,293,002

Vinci SA	6,930	767,768

Vivendi SA	54,800	1,498,740

Wendel SA	3,900	520,320

		$51,840,744

Germany — 9.0%

Aareal Bank AG	5,640	$184,701

adidas AG	3,900	1,232,845

Allianz SE	10,380	2,478,157

Aroundtown SA	84,640	801,271

BASF SE	48,181	3,252,057

Bayer AG	30,600	2,455,818

Bayerische Motoren Werke AG	8,860	631,111

Bayerische Motoren Werke AG, PFC Shares	4,800	267,557

Beiersdorf AG	17,677	2,004,107

Borussia Dortmund GmbH & Co. KGaA	34,542	337,467

Carl Zeiss Meditec AG	2,900	354,061

Continental AG	3,700	422,233

Delivery Hero SE(1)(3)	5,167	397,567

Deutsche Boerse AG	5,440	883,040

Deutsche Lufthansa AG	11,330	172,597

Deutsche Post AG	26,500	924,581

9	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Germany (continued)

Deutsche Telekom AG	224,340	$3,633,365

Deutsche Wohnen SE	29,100	1,231,227

E.ON SE	267,400	3,029,903

Fielmann AG	2,817	224,047

Fraport AG Frankfurt Airport Services Worldwide	1,930	143,548

Fresenius SE & Co. KGaA	13,155	671,699

FUCHS PETROLUB SE, PFC Shares	16,802	744,642

GEA Group AG	7,094	212,414

Gerresheimer AG	3,000	237,309

Hannover Rueck SE	2,000	388,333

Henkel AG & Co. KGaA	17,721	1,632,734

Hochtief AG	1,380	159,618

HUGO BOSS AG	4,900	231,484

Knorr-Bremse AG	2,191	239,001

KWS Saat SE and Co. KGaA	1,025	63,293

Merck KGaA	5,220	669,358

Metro AG	57,610	801,585

MTU Aero Engines AG	1,361	412,199

Muenchener Rueckversicherungs-Gesellschaft AG	3,869	1,140,737

OSRAM Licht AG(1)	2,700	121,993

Puma SE	4,602	368,495

QIAGEN NV(1)	12,000	400,809

Rational AG	214	160,485

RWE AG	66,137	2,292,783

SAP SE	34,842	4,537,513

Scout24 AG(3)	11,624	798,971

Siemens AG	19,740	2,434,694

Siemens Healthineers AG(3)	8,326	391,282

Software AG	15,209	507,030

Suedzucker AG	42,800	723,325

Symrise AG	11,900	1,222,783

TAG Immobilien AG	21,338	562,378

Talanx AG(1)	3,637	181,502

Telefonica Deutschland Holding AG(3)	177,000	535,725

TLG Immobilien AG(1)	17,400	582,783

TUI AG	33,700	345,273

Varta AG(1)	1,600	135,689

VERBIO Vereinigte BioEnergie AG	4,576	64,756

Volkswagen AG, PFC Shares	3,228	579,144

Vonovia SE	39,461	2,252,280

Zalando SE(1)(3)	6,600	316,007

		$52,181,366

Hong Kong — 4.1%

AIA Group, Ltd.	227,800	$2,257,258

Alibaba Health Information Technology, Ltd.(1)	774,000	1,078,322

Security	Shares	Value

Hong Kong (continued)

Bank of East Asia, Ltd. (The)	85,800	$185,068

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	158,000	237,854

BOC Hong Kong Holdings, Ltd.	115,500	381,795

Brightoil Petroleum Holdings, Ltd.(1)(5)	262,000	0

Budweiser Brewing Co., APAC, Ltd.(1)(3)	198,100	599,026

Cafe de Coral Holdings, Ltd.	84,000	188,470

Cathay Pacific Airways, Ltd.(2)	180,000	227,000

Champion REIT	149,000	89,410

China Traditional Chinese Medicine Holdings Co., Ltd.	326,000	150,639

China Youzan, Ltd.(1)	4,112,000	300,038

Chow Sang Sang Holdings International, Ltd.	153,000	178,642

Chow Tai Fook Jewellery Group, Ltd.	242,200	218,301

CK Hutchison Holdings, Ltd.	136,500	1,206,074

CLP Holdings, Ltd.	114,000	1,185,548

Dairy Farm International Holdings, Ltd.	25,500	131,001

Evergrande Health Industry Group, Ltd.(1)(2)	110,000	100,056

First Pacific Co., Ltd.	472,000	148,151

Fortune REIT	129,000	147,056

Global Cord Blood Corp.(1)	29,600	137,640

Glory Sun Financial Group, Ltd.(2)	2,992,000	140,682

Hang Lung Group, Ltd.	48,000	118,615

Hang Lung Properties, Ltd.	86,000	179,648

Hang Seng Bank, Ltd.	20,000	404,266

Henderson Land Development Co., Ltd.	71,867	322,658

HK Electric Investments & HK Electric Investments, Ltd.	358,000	357,473

HKBN, Ltd.	403,000	698,369

HKT Trust and HKT, Ltd.	825,000	1,231,503

Hong Kong & China Gas Co., Ltd.	656,531	1,256,389

Hongkong Land Holdings, Ltd.	41,300	219,219

Hysan Development Co., Ltd.	48,000	179,183

Jardine Matheson Holdings, Ltd.	17,000	947,613

Jardine Strategic Holdings, Ltd.	12,100	370,263

Kerry Properties, Ltd.	32,500	90,652

Li & Fung, Ltd.(2)	1,346,000	117,870

Lifestyle International Holdings, Ltd.	152,500	152,515

Link REIT	63,000	637,088

Luk Fook Holdings International, Ltd.	45,000	121,888

Man Wah Holdings, Ltd.	390,000	268,883

MTR Corp., Ltd.	89,500	501,975

Nexteer Automotive Group, Ltd.	219,000	161,003

NWS Holdings, Ltd.	190,000	244,141

Pacific Textiles Holdings, Ltd.	244,000	157,782

PAX Global Technology, Ltd.(2)	180,000	83,410

Power Assets Holdings, Ltd.	104,500	754,429

SA SA International Holdings, Ltd.(2)	636,000	112,154

Sands China, Ltd.	185,200	893,091

10	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)

Shangri-La Asia, Ltd.	208,000	$191,729

Sino Land Co., Ltd.	116,000	158,089

SJM Holdings, Ltd.	165,000	183,958

Sun Hung Kai Properties, Ltd.	36,000	501,493

Superb Summit International Group, Ltd.(1)(5)	230,000	0

Swire Pacific, Ltd., Class A	23,500	206,348

Swire Pacific, Ltd., Class B	45,000	63,627

Swire Properties, Ltd.	45,400	140,940

Tongda Group Holdings, Ltd.	2,940,000	309,132

Town Health International Medical Group, Ltd.(2)(5)	604,000	0

Vitasoy International Holdings, Ltd.	196,000	706,478

VSTECS Holdings, Ltd.	154,000	74,136

VTech Holdings, Ltd.	64,900	586,612

Wharf Real Estate Investment Co., Ltd.	40,000	206,570

Yue Yuen Industrial Holdings, Ltd.	96,500	268,319

Yuexiu Real Estate Investment Trust	120,000	78,763

		$23,546,305

Ireland — 2.2%

AIB Group PLC	212,800	$623,896

Bank of Ireland Group PLC	272,200	1,325,675

Cairn Homes PLC	146,637	198,622

CRH PLC	52,918	1,986,902

Dalata Hotel Group PLC	38,617	194,972

Fineos Corp. Holdings PLC CDI(1)	41,347	86,104

Flutter Entertainment PLC(2)	13,750	1,559,748

Fly Leasing, Ltd. ADR(1)	15,600	266,292

Grafton Group PLC	43,000	522,080

ICON PLC(1)	9,200	1,551,304

Irish Continental Group PLC	57,130	296,619

Irish Residential Properties REIT PLC	360,340	661,984

Kerry Group PLC, Class A	13,863	1,771,925

Kingspan Group PLC	15,700	968,310

Origin Enterprises PLC	36,000	149,325

Total Produce PLC(2)	95,500	141,411

UDG Healthcare PLC	45,800	453,022

		$12,758,191

Israel — 2.2%

Alony Hetz Properties & Investments, Ltd.	19,200	$317,293

Amot Investments, Ltd.	22,481	163,524

Azrieli Group, Ltd.	5,400	397,963

Bank Hapoalim B.M.	55,600	477,361

Bank Leumi Le-Israel B.M.	70,867	509,529

Bezeq The Israeli Telecommunication Corp., Ltd.(1)	1,151,312	884,326

Check Point Software Technologies, Ltd.(1)	4,900	560,119

Security	Shares	Value

Israel (continued)

Delta-Galil Industries, Ltd.	3,099	$81,175

Elbit Systems, Ltd.	4,530	691,742

Electra, Ltd.	720	378,650

Fattal Holdings 1998, Ltd.	2,197	328,050

First International Bank of Israel, Ltd.	4,135	115,625

Fox Wizel, Ltd.	4,200	199,382

Inrom Construction Industries, Ltd.	40,400	186,283

Israel Chemicals, Ltd.	312,354	1,312,004

Kenon Holdings, Ltd.	9,700	200,068

Melisron, Ltd.	3,626	238,088

Mellanox Technologies, Ltd.(1)	2,600	314,340

Mizrahi Tefahot Bank, Ltd.	12,760	347,347

Nice, Ltd.(1)	2,738	471,932

Oil Refineries, Ltd.	912,196	401,615

Paz Oil Co., Ltd.	5,420	657,380

Radware, Ltd.(1)	6,000	152,880

Reit 1, Ltd.	31,600	193,326

Sella Capital Real Estate, Ltd.	44,539	140,123

Shapir Engineering and Industry, Ltd.	30,000	213,431

Shufersal, Ltd.	42,700	266,496

Strauss Group, Ltd.	28,400	833,687

Taro Pharmaceutical Industries, Ltd.(1)	2,100	169,407

Teva Pharmaceutical Industries, Ltd. ADR(1)(2)	136,600	1,420,640

UroGen Pharma, Ltd.(1)(2)	4,300	126,463

		$12,750,249

Italy — 4.4%

A2A SpA	85,363	$170,526

Arnoldo Mondadori Editore SpA(1)	66,000	135,268

Assicurazioni Generali SpA	27,086	527,789

ASTM SpA	12,765	372,860

Atlantia SpA	43,200	1,060,047

Autogrill SpA	29,700	288,719

Azimut Holding SpA	7,000	171,741

Banca Mediolanum SpA	14,000	126,267

Banca Popolare di Sondrio SCPA	35,600	76,669

Banco BPM SpA(1)	78,600	160,708

Bio-On SpA(1)(2)(5)	12,900	0

BPER Banca	32,400	148,812

Brunello Cucinelli SpA	9,000	326,334

Buzzi Unicem SpA	7,400	172,815

Cementir Holding NV	48,418	343,704

Cerved Group SpA	9,600	94,102

COSMO Pharmaceuticals NV(1)(2)	3,282	278,777

Datalogic SpA(2)	5,730	99,260

Davide Campari-Milano SpA	132,200	1,277,842

11	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Italy (continued)

De’Longhi SpA	10,450	$196,910

DiaSorin SpA	7,620	936,855

Enav SpA(3)	46,000	297,029

Enel SpA	263,000	2,292,391

Eni SpA	180,631	2,530,203

ERG SpA	5,300	125,255

Ferrari NV	7,500	1,265,638

Fila SpA(2)	5,500	78,173

Fincantieri SpA(1)(2)	128,000	116,215

Gamenet Group SpA(3)	5,500	79,160

Hera SpA	25,600	116,439

IMA Industria Macchine Automatiche SpA(2)	2,600	169,662

Infrastrutture Wireless Italiane SpA(3)	134,600	1,398,999

Interpump Group SpA	11,400	321,450

Intesa Sanpaolo SpA	342,500	850,604

Iren SPA	42,400	141,427

Italgas SpA	24,300	161,528

Leonardo SpA	39,700	487,754

Mediaset SpA(1)(2)	358,200	945,963

Mediobanca Banca di Credito Finanziario SpA	17,200	171,580

Nexi SpA(1)(3)	11,200	158,812

Poste Italiane SpA(3)	16,700	191,299

Prada SpA	62,700	240,406

Recordati SpA	19,994	855,556

Reply SpA	4,480	351,576

Retelit SpA(2)	222,200	364,008

Salini Impregilo SpA(1)	73,300	118,704

Salvatore Ferragamo SpA	16,300	300,733

Saras SpA	171,700	230,397

STMicroelectronics NV	112,200	3,124,986

Technogym SpA(3)	16,800	208,680

Terna Rete Elettrica Nazionale SpA	52,300	364,860

Tod’s SpA(2)	3,100	125,319

Unione di Banche Italiane SpA	49,455	148,011

Unipol Gruppo SpA	33,400	170,060

UnipolSai Assicurazioni SpA	28,030	75,052

		$25,543,934

Japan — 13.6%

Activia Properties, Inc.	50	$266,255

Advance Residence Investment Corp.(2)	88	276,748

AGC, Inc.	4,800	161,800

Air Water, Inc.	12,300	168,942

Ajinomoto Co., Inc.	16,600	273,400

Alps Alpine Co., Ltd.	7,800	140,032

Aozora Bank, Ltd.	7,600	204,788

Security	Shares	Value

Japan (continued)

Asahi Group Holdings, Ltd.	11,600	$537,753

Asahi Intecc Co., Ltd.	8,800	242,463

Asahi Kasei Corp.	53,000	542,102

Bandai Namco Holdings, Inc.	4,200	244,056

Bridgestone Corp.	10,700	378,983

Brother Industries, Ltd.	7,500	144,843

Calbee, Inc.	4,300	140,612

Canon, Inc.	19,300	506,129

Capcom Co., Ltd.	11,100	314,066

Casio Computer Co., Ltd.	7,300	135,308

Central Japan Railway Co.	2,200	431,819

Chubu Electric Power Co., Inc.	62,400	847,435

Chugai Pharmaceutical Co., Ltd.	5,800	594,086

Chugoku Electric Power Co., Inc. (The)(2)	36,100	476,455

Citizen Watch Co., Ltd.	27,900	134,881

Coca-Cola Bottlers Japan Holdings, Inc.	8,100	213,199

CyberAgent, Inc.	9,400	374,583

Dai Nippon Printing Co., Ltd.(2)	5,700	157,175

Daicel Corp.	19,800	187,433

Daido Steel Co., Ltd.	4,700	179,729

Daiichi Sankyo Co., Ltd.	12,500	844,714

Daikin Industries, Ltd.	2,800	394,541

Daiwa House REIT Investment Corp.	107	285,479

Daiwa Office Investment Corp.	35	280,503

Daiwa Securities Group, Inc.	55,200	279,161

DeNA Co., Ltd.	17,400	286,159

Dentsu Group, Inc.	12,100	400,982

DIC Corp.	9,200	241,176

East Japan Railway Co.	3,900	343,401

Ezaki Glico Co., Ltd.(2)	3,400	145,080

FamilyMart Co., Ltd.(2)	10,500	229,637

Fast Retailing Co., Ltd.	900	484,088

FUJIFILM Holdings Corp.	7,400	367,517

Fujitsu, Ltd.	4,200	444,077

GLP J-REIT(2)	270	362,671

Hakuhodo DY Holdings, Inc.	21,800	308,885

Hamamatsu Photonics K.K.	4,900	207,178

Hankyu Hanshin Holdings, Inc.	4,400	178,517

Hikari Tsushin, Inc.	600	147,482

Hirose Electric Co., Ltd.	1,740	215,811

Hitachi Chemical Co., Ltd.	5,600	234,434

Hitachi, Ltd.	16,300	620,826

House Foods Group, Inc.	4,300	136,343

Hulic Co., Ltd.	29,000	351,614

Industrial & Infrastructure Fund Investment Corp.	174	266,974

Inpex Corp.	83,100	775,669

12	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Invincible Investment Corp.	490	$247,539

Ito En, Ltd.	3,900	189,383

ITOCHU Corp.	14,500	338,734

Iwatani Corp.(2)	8,200	273,258

Japan Airlines Co., Ltd.	3,900	109,709

Japan Exchange Group, Inc.	19,900	356,636

Japan Hotel REIT Investment Corp.	307	206,767

Japan Petroleum Exploration Co., Ltd.	9,900	243,132

Japan Post Bank Co., Ltd.(2)	18,700	173,086

Japan Post Holdings Co., Ltd.	37,200	338,396

Japan Prime Realty Investment Corp.	62	286,834

Japan Real Estate Investment Corp.	63	460,046

Japan Retail Fund Investment Corp.	145	310,272

Japan Tobacco, Inc.	30,300	640,677

JFE Holdings, Inc.	23,700	280,653

JSR Corp.	10,200	181,672

JXTG Holdings, Inc.	250,400	1,064,995

Kajima Corp.	10,500	133,207

Kakaku.com, Inc.	9,700	253,407

Kansai Electric Power Co., Inc. (The)	64,800	727,239

Kansai Paint Co., Ltd.	10,500	251,348

Kao Corp.	11,200	893,280

KDDI Corp.	46,200	1,396,120

Keikyu Corp.	10,800	198,806

Keio Corp.	2,200	125,840

Keisei Electric Railway Co., Ltd.	5,200	188,121

Kenedix Office Investment Corp.	30	240,978

Kewpie Corp.	6,000	125,132

Keyence Corp.	3,200	1,075,702

Kintetsu Group Holdings Co., Ltd.	2,700	142,299

Kirin Holdings Co., Ltd.	27,300	599,577

Konami Holdings Corp.	7,700	298,201

Konica Minolta, Inc.	18,500	112,926

Kubota Corp.	17,600	275,609

Kuraray Co., Ltd.	19,500	234,399

Kyocera Corp.	6,700	440,232

Kyowa Kirin Co., Ltd.	9,500	223,338

Kyushu Electric Power Co., Inc.	44,700	368,095

Lawson, Inc.(2)	2,800	162,059

Lion Corp.	12,400	235,559

LIXIL Group Corp.	7,400	123,043

Makita Corp.	4,000	152,998

Marubeni Corp.	30,400	218,443

Marui Group Co., Ltd.	5,700	131,829

Maruichi Steel Tube, Ltd.	5,100	141,511

Medipal Holdings Corp.	12,500	264,875

Security	Shares	Value

Japan (continued)

MEIJI Holdings Co., Ltd.	3,900	$274,458

Mitsubishi Chemical Holdings Corp.	50,700	366,407

Mitsubishi Corp.	14,300	366,589

Mitsubishi Estate Co., Ltd.	50,500	989,015

Mitsubishi Heavy Industries, Ltd.	4,700	171,444

Mitsubishi Materials Corp.	7,400	186,115

Mitsubishi UFJ Financial Group, Inc.	252,000	1,293,923

Mitsui & Co., Ltd.	18,500	329,034

Mizuho Financial Group, Inc.	547,400	811,756

Mori Hills REIT Investment Corp.(2)	160	267,790

MS&AD Insurance Group Holdings, Inc.	12,500	415,158

Murata Manufacturing Co., Ltd.	11,900	673,716

Nagoya Railroad Co., Ltd.	4,300	126,155

NEC Corp.	6,800	302,691

Nexon Co., Ltd.(1)	26,400	357,533

NH Foods, Ltd.	4,300	188,758

Nichirei Corp.	7,300	176,473

Nihon Kohden Corp.	6,600	193,436

Nippon Accommodations Fund, Inc.	35	232,182

Nippon Building Fund, Inc.	66	534,646

Nippon Express Co., Ltd.	2,500	130,273

Nippon Kayaku Co., Ltd.	17,700	207,553

Nippon Paint Holdings Co., Ltd.	8,000	382,410

Nippon Paper Industries Co., Ltd.	10,000	162,739

Nippon Prologis REIT, Inc.	135	388,091

Nippon Shinyaku Co., Ltd.	3,500	310,304

Nippon Shokubai Co., Ltd.	3,500	205,209

Nippon Steel Corp.	36,900	512,005

Nippon Telegraph & Telephone Corp.	45,900	1,170,314

Nissan Chemical Corp.	7,300	301,665

Nissan Motor Co., Ltd.	40,500	219,765

Nisshin Seifun Group, Inc.	11,500	196,362

Nissin Foods Holdings Co., Ltd.	3,400	255,199

Nitori Holdings Co., Ltd.	1,600	248,642

NOF Corp.	6,600	214,845

Nomura Real Estate Master Fund, Inc.	238	418,586

Nomura Research Institute, Ltd.	11,400	250,865

NTT Data Corp.	20,600	289,373

NTT DoCoMo, Inc.	41,400	1,176,273

Obayashi Corp.	14,900	163,408

Obic Co., Ltd.	1,700	231,645

Odakyu Electric Railway Co., Ltd.	8,700	192,979

Oji Holdings Corp.	48,300	245,393

Olympus Corp.	33,200	536,420

Ono Pharmaceutical Co., Ltd.	15,800	363,824

Oracle Corp. Japan	1,900	164,459

13	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Oriental Land Co., Ltd.	2,800	$364,658

ORIX Corp.	29,400	496,638

Orix JREIT, Inc.	151	319,037

Osaka Gas Co., Ltd.	36,600	619,340

Otsuka Corp.	4,400	171,577

Otsuka Holdings Co., Ltd.	13,000	577,530

Pan Pacific International Holdings Corp.	13,600	219,460

Rakuten, Inc.(1)	18,600	143,489

Recruit Holdings Co., Ltd.	13,400	522,282

Resona Holdings, Inc.	65,300	269,287

Ricoh Co., Ltd.	25,600	290,469

Rinnai Corp.	1,700	121,179

Ryohin Keikaku Co., Ltd.	9,000	150,467

Santen Pharmaceutical Co., Ltd.	16,700	311,464

Sawai Pharmaceutical Co., Ltd.	3,400	220,951

SECOM Co., Ltd.	2,800	245,707

Seiko Epson Corp.	11,300	165,230

Sekisui Chemical Co., Ltd.	12,600	209,858

Sekisui House Reit, Inc.	278	238,119

Sekisui House, Ltd.(2)	11,000	236,524

Seven & i Holdings Co., Ltd.(2)	18,100	694,014

Seven Bank, Ltd.	59,700	178,536

SG Holdings Co., Ltd.	5,700	120,517

Shikoku Electric Power Co., Inc.	29,300	248,480

Shimadzu Corp.	7,900	221,713

Shimamura Co., Ltd.	1,800	135,240

Shimano, Inc.	1,900	291,322

Shimizu Corp.	15,300	156,930

Shin-Etsu Chemical Co., Ltd.	11,600	1,326,618

Shinsei Bank, Ltd.	12,500	191,390

Shionogi & Co., Ltd.	7,000	416,319

Softbank Corp.	51,900	712,021

Sompo Holdings, Inc.	10,900	407,265

Sony Corp.	14,100	985,968

Sony Financial Holdings, Inc.	7,500	172,681

Square Enix Holdings Co., Ltd.	7,100	348,536

Stanley Electric Co., Ltd.	6,700	172,559

Subaru Corp.	11,400	285,142

Sumitomo Corp.	15,000	223,120

Sumitomo Dainippon Pharma Co., Ltd.(2)	8,800	151,064

Sumitomo Mitsui Financial Group, Inc.	28,900	1,016,106

Sumitomo Mitsui Trust Holdings, Inc.	9,500	350,264

Sumitomo Osaka Cement Co., Ltd.	4,000	162,625

Sumitomo Realty & Development Co., Ltd.	17,600	647,953

Suntory Beverage & Food, Ltd.	6,800	287,900

Suzuken Co., Ltd.	5,100	195,534

Security	Shares	Value

Japan (continued)

Suzuki Motor Corp.	7,800	$356,895

Sysmex Corp.	4,900	350,547

Taiheiyo Cement Corp.	8,600	231,468

Taisei Corp.	4,500	179,657

Taisho Pharmaceutical Holdings Co., Ltd.	2,900	204,873

Takashimaya Co., Ltd.(2)	12,400	132,585

Takeda Pharmaceutical Co., Ltd.	33,300	1,278,833

TEIJIN, Ltd.	13,700	244,940

Terumo Corp.	18,600	669,521

TIS, Inc.	2,900	174,221

Tobu Railway Co., Ltd.	3,900	137,385

Toho Co., Ltd.(2)	9,300	342,600

Toho Gas Co., Ltd.	10,100	390,184

Tokio Marine Holdings, Inc.	15,500	841,359

Tokyo Gas Co., Ltd.	30,100	661,778

Tokyu Corp.	9,800	172,698

Toppan Printing Co., Ltd.	7,900	157,447

Toray Industries, Inc.	58,000	379,512

Toshiba Corp.	6,400	204,546

TOTO, Ltd.	3,200	130,030

Toyo Seikan Group Holdings, Ltd.	10,900	184,402

Toyo Suisan Kaisha, Ltd.	4,400	184,342

Toyota Motor Corp.	26,600	1,849,436

Toyota Tsusho Corp.	4,900	169,403

Trend Micro, Inc.	3,900	203,777

Tsuruha Holdings, Inc.	1,300	159,122

Unicharm Corp.	11,900	407,261

United Urban Investment Corp.	170	304,528

USS Co., Ltd.	8,100	147,012

Welcia Holdings Co., Ltd.(2)	3,000	164,741

West Japan Railway Co.	2,500	211,525

Yakult Honsha Co., Ltd.	5,500	276,624

Yamaguchi Financial Group, Inc.	32,200	193,850

Yamato Holdings Co., Ltd.	6,600	105,688

Yamazaki Baking Co., Ltd.	8,800	167,468

Yokogawa Electric Corp.	10,000	174,000

Z Holdings Corp.	120,000	476,632

ZOZO, Inc.	8,300	138,243

		$78,492,052

Netherlands — 4.5%

ABN AMRO Bank NV(3)	19,600	$341,147

Accell Group	2,450	75,760

Akzo Nobel NV	17,396	1,641,617

Arcadis NV	8,400	190,804

ASML Holding NV	14,028	3,936,776

14	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Netherlands (continued)

ASR Nederland NV	5,300	$197,208

Basic-Fit NV(1)(3)	2,000	73,994

Corbion NV	20,000	692,721

Eurocommercial Properties NV	8,200	205,059

Euronext NV(3)	2,900	251,380

GrandVision NV(3)	6,200	189,945

IMCD NV	3,669	316,813

ING Groep NV	137,200	1,489,609

InterXion Holding NV(1)	6,300	548,289

Koninklijke BAM Groep NV	66,800	183,928

Koninklijke DSM NV	3,500	425,969

Koninklijke KPN NV	408,000	1,143,149

Koninklijke Philips NV	51,100	2,340,249

Koninklijke Vopak NV	6,400	342,696

NN Group NV	10,850	376,587

NXP Semiconductors NV	11,000	1,395,460

Pharming Group NV(1)(2)	96,500	141,277

PostNL NV	71,792	132,454

Prosus NV(1)	28,673	2,068,288

Randstad NV	7,200	413,539

SBM Offshore NV	20,128	346,273

Signify NV(3)	11,700	389,924

Takeaway.com NV(1)(2)(3)	2,700	254,153

Unilever NV	82,578	4,818,605

Vastned Retail NV	3,510	94,559

Wolters Kluwer NV	13,820	1,038,455

		$26,056,687

New Zealand — 1.1%

A2 Milk Co., Ltd.(1)	62,845	$602,126

Argosy Property, Ltd.	99,700	91,875

Auckland International Airport, Ltd.	122,652	682,697

Contact Energy, Ltd.	53,366	255,438

Fisher & Paykel Healthcare Corp., Ltd.	43,461	650,122

Fletcher Building, Ltd.	178,821	638,253

Genesis Energy, Ltd.	38,800	78,682

Goodman Property Trust	250,000	373,838

Infratil, Ltd.	51,298	179,110

Mercury NZ, Ltd.	54,400	183,268

Precinct Properties New Zealand, Ltd.	189,100	229,001

Pushpay Holdings, Ltd.(1)	28,817	83,212

Restaurant Brands New Zealand, Ltd.(1)	19,660	169,398

SKYCITY Entertainment Group, Ltd.	181,739	425,741

Spark New Zealand, Ltd.	222,031	665,010

Xero, Ltd.(1)	10,014	564,467

Z Energy, Ltd.	169,400	485,124

		$6,357,362

Security	Shares	Value

Norway — 2.3%

Adevinta ASA, Class B(1)	38,998	$475,813

Aker Solutions ASA(1)(3)	43,000	86,833

Atea ASA	34,276	444,870

Borregaard ASA	27,054	258,697

BW Offshore, Ltd.(1)	20,098	109,604

DHT Holdings, Inc.	13,700	77,131

DNB ASA	54,300	949,304

Entra ASA(3)	58,483	998,068

Equinor ASA	50,531	911,962

Europris ASA(3)	107,100	389,442

Fjordkraft Holding ASA(3)	18,200	124,887

Frontline, Ltd.	9,000	81,369

Gjensidige Forsikring ASA	16,200	353,067

Golar LNG, Ltd.(2)	7,300	70,226

Hexagon Composites ASA(1)	15,072	53,864

Kongsberg Gruppen ASA	32,120	498,475

Mowi ASA	40,150	957,648

Nordic American Tankers, Ltd.	20,400	68,952

Nordic Nanovector ASA(1)(2)	42,000	112,301

Opera, Ltd. ADR(1)(2)	32,300	244,834

Orkla ASA	75,100	724,999

REC Silicon ASA(1)(2)	555,600	311,396

Sbanken ASA(3)	7,500	56,994

Scatec Solar ASA(3)	35,541	605,561

SFL Corp, Ltd.	7,300	96,652

SpareBank 1 SMN	14,400	158,861

SpareBank 1 SR-Bank ASA	13,600	144,686

Telenor ASA	67,600	1,221,603

Tomra Systems ASA	28,600	841,837

Veidekke ASA	20,997	264,435

Yara International ASA	37,582	1,364,807

		$13,059,178

Portugal — 1.1%

Altri SGPS SA	96,781	$597,351

Banco Comercial Portugues SA	4,861,000	1,031,116

Corticeira Amorim SGPS SA	9,900	118,727

CTT-Correios de Portugal SA(2)	155,356	504,246

EDP-Energias de Portugal SA	211,095	1,058,627

Galp Energia SGPS SA, Class B	65,300	986,718

Jeronimo Martins SGPS SA	60,981	1,049,355

NOS SGPS SA	188,048	976,042

REN - Redes Energeticas Nacionais SGPS SA	29,300	88,782

Semapa-Sociedade de Investimento e Gestao	15,074	210,002

		$6,620,966

15	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Singapore — 2.2%

AEM Holdings, Ltd.	100,000	$136,053

Ascendas Real Estate Investment Trust	109,000	250,976

Ascott Residence Trust	72,000	66,481

BW LPG, Ltd.(3)	9,091	73,181

CapitaLand Commercial Trust, Ltd.	94,500	142,221

CapitaLand Mall Trust	82,400	151,496

CDL Hospitality Trusts	80,000	91,395

China Aviation Oil Singapore Corp, Ltd.	96,100	80,433

ComfortDelGro Corp., Ltd.	248,700	393,403

DBS Group Holdings, Ltd.	43,200	795,789

Ezion Holdings, Ltd.(1)(5)	1,126,000	0

First Resources, Ltd.	133,900	166,294

Flex, Ltd.(1)	85,300	1,121,695

Frasers Centrepoint Trust	56,900	119,993

Frasers Logistics & Industrial Trust	110,000	98,217

Genting Singapore, Ltd.	990,000	619,581

Hi-P International, Ltd.(2)	84,400	78,698

Hutchison Port Holdings Trust	446,200	71,221

Jardine Cycle & Carriage, Ltd.	23,200	493,286

Keppel DC REIT	92,156	152,083

Keppel Infrastructure Trust	801,185	307,552

Keppel REIT	110,000	97,558

Manulife US Real Estate Investment Trust	113,000	119,707

Mapletree Commercial Trust	83,109	142,726

Mapletree Industrial Trust	68,200	138,620

Mapletree Logistics Trust	83,200	111,968

Mapletree North Asia Commercial Trust	106,100	92,208

Midas Holdings, Ltd.(1)(5)	480,000	0

Raffles Medical Group, Ltd.	220,700	168,167

SATS, Ltd.	70,100	233,329

Sembcorp Industries, Ltd.	141,300	217,841

Sheng Siong Group, Ltd.	175,500	158,007

SIA Engineering Co., Ltd.	40,000	76,471

Singapore Airlines, Ltd.	46,700	291,129

Singapore Exchange, Ltd.	53,800	341,327

Singapore Post, Ltd.	211,600	138,403

Singapore Technologies Engineering, Ltd.	132,800	397,762

Singapore Telecommunications, Ltd.(4)	84,700	203,756

Singapore Telecommunications, Ltd.(4)	562,600	1,353,762

StarHub, Ltd.	272,300	287,146

Suntec Real Estate Investment Trust	89,800	120,636

United Overseas Bank, Ltd.	38,500	718,107

Venture Corp., Ltd.	43,500	513,668

Wilmar International, Ltd.	514,200	1,464,232

		$12,796,578

Security	Shares	Value

Spain — 4.4%

Acerinox SA	19,300	$187,899

Aena SME SA(3)	4,250	786,590

Almirall SA	22,300	329,815

Amadeus IT Group SA	31,540	2,472,927

Applus Services SA	15,000	174,053

Banco Bilbao Vizcaya Argentaria SA	141,430	732,126

Banco Santander SA	139,750	550,740

Bankia SA	81,600	148,294

Bankinter SA	38,100	247,063

Bolsas y Mercados Espanoles SHMSF SA	5,400	209,471

CaixaBank SA	101,600	296,953

Cellnex Telecom SA(3)	15,982	794,867

Cia de Distribucion Integral Logista Holdings SA	10,097	226,567

Coca-Cola European Partners PLC	43,000	2,262,230

Construcciones y Auxiliar de Ferrocarriles SA	2,050	91,111

Ebro Foods SA	15,441	319,198

Ence Energia y Celulosa SA(2)	90,514	366,161

Endesa SA	14,100	387,145

Faes Farma SA	49,165	267,932

Ferrovial SA	26,359	837,305

Grifols SA(2)	53,600	1,800,167

Grupo Catalana Occidente SA	2,596	85,255

Iberdrola SA	192,035	2,101,132

Industria de Diseno Textil SA	74,475	2,504,376

Mapfre SA	82,487	211,097

Masmovil Ibercom SA(1)	6,950	145,386

Merlin Properties Socimi SA	156,700	2,222,543

Prosegur Cash SA(3)	47,137	80,286

Prosegur Cia de Seguridad SA	28,400	111,995

Red Electrica Corp. SA	17,578	351,670

Repsol SA	158,972	2,187,895

Tecnicas Reunidas SA(1)(2)	3,280	79,838

Telefonica SA	255,600	1,728,803

Telepizza Group SA(1)(5)	3,701	0

Tubacex SA	34,340	97,131

Zardoya Otis SA	30,400	229,054

		$25,625,075

Sweden — 4.5%

Alfa Laval AB	6,950	$173,494

Arjo AB, Class B	55,760	267,104

Assa Abloy AB, Class B	16,810	399,007

Atrium Ljungberg AB, Class B	7,700	186,164

Attendo AB(3)	51,800	284,993

Avanza Bank Holding AB	31,760	311,171

Axfood AB	24,587	509,811

16	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Sweden (continued)

Betsson AB	23,476	$100,672

Bilia AB	16,300	178,928

BillerudKorsnas AB(2)	39,250	504,357

BioGaia AB, Class B	4,249	183,917

Bonava AB, Class B	18,268	163,412

Castellum AB	30,000	736,990

Catena AB	2,100	90,920

Dios Fastigheter AB	19,400	178,899

Dustin Group AB(3)	25,800	199,466

Elekta AB, Class B	69,311	793,877

Embracer Group AB(1)	20,945	174,821

Epiroc AB, Class A	16,126	186,554

Epiroc AB, Class B	11,200	126,579

Essity AB, Class B	51,646	1,639,549

Fabege AB	29,200	500,536

Fingerprint Cards AB, Class B(1)(2)	205,863	364,387

Granges AB	33,564	310,058

Hennes & Mauritz AB, Class B(2)	52,488	1,151,575

Hexpol AB	58,200	524,669

Holmen AB, Class B	20,596	609,803

Husqvarna AB, Class B	34,170	257,532

ICA Gruppen AB	14,700	646,351

Indutrade AB	3,149	113,419

JM AB	7,000	213,883

Karo Pharma AB(1)	29,600	132,963

Lifco AB, Class B	2,000	117,950

Lundin Petroleum AB	37,152	1,129,966

Modern Times Group MTG AB, Class B(1)	32,300	321,938

Mycronic AB	26,942	524,380

NCC AB, Class B(2)	12,400	231,641

NetEnt AB	55,000	140,818

Nibe Industrier AB, Class B	12,473	216,173

Nobia AB	15,200	112,073

Nordic Entertainment Group AB, Class B	12,020	364,731

Nyfosa AB(1)	21,257	208,079

Pandox AB	9,800	218,517

Paradox Interactive AB(2)	8,600	135,740

RaySearch Laboratories AB(1)	11,321	110,440

Saab AB, Class B(2)	4,437	144,060

Samhallsbyggnadsbolaget i Norden AB	161,789	398,878

Scandic Hotels Group AB(3)	11,600	123,037

Securitas AB, Class B	12,200	192,020

Skandinaviska Enskilda Banken AB, Class A	91,100	900,243

Skanska AB, Class B	9,000	208,321

Svenska Cellulosa AB SCA, Class B	91,900	919,476

Svenska Handelsbanken AB, Class A	82,000	803,371

Security	Shares	Value

Sweden (continued)

Swedbank AB, Class A	55,600	$853,667

Swedish Orphan Biovitrum AB(1)	38,814	690,835

Tele2 AB, Class B	46,720	704,869

Telefonaktiebolaget LM Ericsson, Class B	211,600	1,663,689

Telia Co. AB	245,200	1,048,584

Tethys Oil AB	12,500	104,144

Trelleborg AB, Class B	13,600	223,294

Vitrolife AB	11,800	247,384

Volvo AB, Class B	22,095	377,686

Wallenstam AB, Class B	24,800	324,749

Wihlborgs Fastigheter AB	18,900	362,011

		$26,338,625

Switzerland — 8.9%

Adecco Group AG	11,579	$678,392

ALSO Holding AG	1,880	306,939

Baloise Holding AG	2,590	467,958

Banque Cantonale Vaudoise	428	358,431

Belimo Holding AG	66	462,755

BKW AG	2,892	269,375

Cembra Money Bank AG	2,620	306,362

Cie Financiere Richemont SA	58,100	4,219,380

Comet Holding AG	2,450	313,100

DKSH Holding AG	5,000	257,923

dormakaba Holding AG	350	220,075

Dufry AG	3,000	260,069

Ems-Chemie Holding AG	1,460	955,339

Flughafen Zurich AG	2,182	379,085

Forbo Holding AG	500	858,137

Galenica AG(3)	4,400	299,673

Geberit AG	2,353	1,241,752

Givaudan SA	836	2,758,358

Gurit Holding AG	178	269,378

Helvetia Holding AG	2,550	366,578

Huber+Suhner AG	3,060	227,992

Inficon Holding AG	575	443,142

Intershop Holding AG	234	150,657

Kuehne & Nagel International AG	3,878	626,769

Landis+Gyr Group AG	5,600	513,208

LEM Holding SA	200	302,153

Nestle SA	65,500	7,224,165

Novartis AG	33,500	3,164,681

Pargesa Holding SA, Bearer Shares	3,800	304,414

Partners Group Holding AG	760	695,745

PSP Swiss Property AG	9,100	1,375,983

Roche Holding AG PC	9,124	3,060,813

17	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Switzerland (continued)

Roche Holding AG, Bearer Shares	1,080	$358,013

Schindler Holding AG	1,944	483,322

Schindler Holding AG PC	2,895	747,794

Schweiter Technologies AG	147	181,992

SGS SA	332	960,367

SIG Combibloc Group AG	52,800	832,284

Sika AG	13,700	2,463,608

Sonova Holding AG	1,580	396,219

Stadler Rail AG(1)(2)	7,634	364,573

Swatch Group AG (The)	2,820	707,387

Swiss Life Holding AG	1,360	683,637

Swiss Prime Site AG	11,100	1,355,145

Swiss Re AG	10,700	1,208,232

Swisscom AG	4,230	2,320,846

Temenos AG	9,800	1,576,510

Valiant Holding AG	3,200	329,014

Valora Holding AG	2,330	619,966

Vontobel Holding AG	5,350	372,715

Zurich Insurance Group AG	4,830	2,005,018

		$51,305,423

United Kingdom — 8.9%

3i Group PLC	15,400	$224,020

Admiral Group PLC	5,900	175,652

Aggreko PLC	7,800	79,177

Associated British Foods PLC	10,000	346,137

Assura PLC	231,800	238,003

AstraZeneca PLC	33,000	3,228,309

Auto Trader Group PLC(3)	65,800	485,524

Avast PLC(3)	45,000	252,741

Aviva PLC	57,900	303,424

B&M European Value Retail SA	40,600	194,675

BAE Systems PLC	53,000	440,587

Barclays PLC	182,900	403,901

Barratt Developments PLC	31,795	336,630

Bellway PLC	5,400	284,126

Berkeley Group Holdings PLC	4,400	303,891

BHP Group PLC	50,600	1,101,390

Big Yellow Group PLC	13,089	203,377

BMO Commercial Property Trust	89,046	129,794

BP PLC	382,100	2,300,281

BT Group PLC	352,800	748,690

Bunzl PLC	6,100	157,992

Capita PLC(1)	45,100	86,536

Centamin PLC	103,700	185,989

Civitas Social Housing PLC	80,000	104,597

Security	Shares	Value

United Kingdom (continued)

Compass Group PLC	34,900	$862,805

Computacenter PLC	8,800	208,218

ConvaTec Group PLC(3)	139,900	383,263

Croda International PLC	5,987	393,159

Daily Mail & General Trust PLC, Class A(2)	24,002	257,572

Derwent London PLC	8,000	433,447

Diageo PLC	31,400	1,241,653

Diploma PLC	3,800	97,847

Direct Line Insurance Group PLC	42,288	188,345

easyJet PLC	6,400	117,482

Elementis PLC	58,068	97,871

Endava PLC ADR(1)	3,200	147,744

Equiniti Group PLC(3)	48,600	131,198

Essentra PLC	29,000	160,160

Experian PLC	14,700	511,677

FDM Group Holdings PLC	10,700	138,597

Ferguson PLC	919	82,528

FirstGroup PLC(1)	104,625	170,657

Fresnillo PLC	19,500	170,335

Great Portland Estates PLC	23,683	291,070

Greggs PLC	4,700	139,669

Halma PLC	29,680	823,812

Hill & Smith Holdings PLC	4,600	86,053

Hiscox, Ltd.	11,000	190,309

HomeServe PLC	10,900	184,192

Howden Joinery Group PLC	23,000	208,654

HSBC Holdings PLC	188,700	1,371,883

Ibstock PLC(3)	45,000	172,650

Imperial Brands PLC	25,000	641,056

Inchcape PLC	19,600	169,878

Informa PLC	61,400	627,201

InterContinental Hotels Group PLC	4,840	298,125

Intertek Group PLC	4,100	311,100

IWG PLC	42,500	247,404

John Laing Group PLC(3)	15,800	73,902

Just Eat PLC(1)	22,400	254,228

Land Securities Group PLC	51,600	637,999

Lloyds Banking Group PLC	774,100	577,892

London Stock Exchange Group PLC	3,660	378,227

LondonMetric Property PLC	90,700	272,687

M&G PLC(1)	55,100	173,870

Manchester United PLC, Class A(2)	5,200	96,564

Marks & Spencer Group PLC	83,100	192,703

Marshalls PLC	15,800	164,635

Meggitt PLC	24,500	217,954

Micro Focus International PLC	35,300	474,061

18	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)

Mondi PLC	19,940	$405,714

Moneysupermarket.com Group PLC	34,300	147,234

National Express Group PLC	13,100	77,252

National Grid PLC	214,200	2,846,006

NCC Group PLC	72,058	204,174

NewRiver REIT PLC(2)	38,200	94,765

Next PLC	3,900	354,430

Pennon Group PLC	48,800	712,297

Persimmon PLC	9,800	394,529

Phoenix Group Holdings PLC	17,800	177,690

Primary Health Properties PLC	90,643	188,288

Provident Financial PLC	20,000	122,527

QinetiQ Group PLC	19,500	90,586

Reckitt Benckiser Group PLC	11,400	943,616

RELX PLC	29,880	792,771

Rentokil Initial PLC	39,000	240,184

Rightmove PLC	66,300	574,591

Rio Tinto PLC	23,400	1,251,297

Royal Dutch Shell PLC, Class A	78,500	2,061,438

Royal Mail PLC	29,400	76,848

RSA Insurance Group PLC	28,100	203,873

Safestore Holdings PLC	19,133	203,671

Sage Group PLC (The)	90,200	878,154

Segro PLC	68,100	817,738

Serco Group PLC(1)	78,000	162,708

Severn Trent PLC	24,400	830,321

Shaftesbury PLC	18,300	217,146

Signature Aviation PLC	29,360	112,583

Smith & Nephew PLC	45,500	1,094,771

Softcat PLC	18,500	281,718

Sophos Group PLC(3)	38,500	282,823

Spirax-Sarco Engineering PLC	1,720	202,057

Spirent Communications PLC	89,600	261,740

SSP Group PLC	21,800	185,021

Standard Life Aberdeen PLC	48,718	193,577

Synthomer PLC	38,500	171,469

Tate & Lyle PLC	32,900	343,920

Taylor Wimpey PLC	90,000	255,278

Travis Perkins PLC	9,000	183,843

Tritax Big Box REIT PLC	152,000	280,113

UK Commercial Property REIT, Ltd.	77,300	88,436

Unilever PLC	15,580	929,368

UNITE Group PLC (The)	28,700	481,894

United Utilities Group PLC	65,000	869,746

Victrex PLC	4,400	128,395

Vodafone Group PLC	929,900	1,826,991

Security	Shares	Value

United Kingdom (continued)

WH Smith PLC	5,897	$185,771

Whitbread PLC	4,567	269,219

WM Morrison Supermarkets PLC	148,000	354,877

		$51,441,237

Total Common Stocks (identified cost $519,492,031)		$574,148,930

Rights(1) — 0.0%
Security	Shares	Value

BUWOG AG(5)	3,930	$0

		$0

Total Rights (identified cost $0)		$0

Warrants(1) — 0.0%
Security	Shares	Value

Ezion Holdings, Ltd., Exp. 4/16/23, Strike SGD 0.2763(5)	135,600	$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 1.7%
Description	Units/ Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 1.74%(6)	2,163,174	$2,163,390

State Street Navigator Securities Lending Government Money Market Portfolio, 1.62%(7)	7,589,931	7,589,931

Total Short-Term Investments (identified cost $9,753,321)		$9,753,321

Total Investments — 100.8% (identified cost $529,245,352)		$583,902,251

Other Assets, Less Liabilities — (0.8)%		$(4,709,933)

Net Assets — 100.0%		$579,192,318

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at January 31, 2020. The aggregate market value of securities on loan at January 31, 2020 was $17,359,014.

19	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Portfolio of Investments — continued

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2020, the aggregate value of these securities is $16,065,027 or 2.8% of the Fund’s net assets.

(4)	Securities are traded on separate exchanges for the same entity.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2020.

(7)	Represents investment of cash collateral received in connection with securities lending.

Currency Concentration of Portfolio
Currency	Percentage of Net Assets	Value

Euro	38.5%	$222,697,318

Japanese Yen	13.6	78,492,052

British Pound Sterling	9.1	52,719,001

Swiss Franc	9.0	52,356,306

Australian Dollar	8.7	50,531,864

Swedish Krona	4.7	27,099,851

United States Dollar	4.3	25,166,497

Hong Kong Dollar	3.8	21,980,975

Norwegian Krone	2.2	12,853,612

Danish Krone	2.2	12,794,706

Singapore Dollar	2.0	11,410,774

Israeli Shekel	1.7	10,006,400

New Zealand Dollar	1.0	5,792,895

Total Investments	100.8%	$583,902,251

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Financials	10.8%	$62,440,580

Industrials	10.5	61,052,973

Consumer Staples	10.5	60,720,443

Health Care	9.6	55,821,718

Consumer Discretionary	9.6	55,370,885

Information Technology	9.5	55,257,843

Materials	9.2	53,036,967

Communication Services	8.7	50,426,826

Real Estate	8.3	48,312,565

Utilities	7.2	41,455,300

Energy	5.2	30,252,830

Short-Term Investments	1.7	9,753,321

Total Investments	100.8%	$583,902,251

Abbreviations:

ADR	–	American Depositary Receipt

CDI	–	CHESS Depositary Interest

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

Currency Abbreviations:

SGD	–	Singapore Dollar

20	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Unaffiliated investments, at value including $17,359,014 of securities on loan (identified cost, $527,081,962)	$581,738,861

Affiliated investment fund, at value (identified cost, $2,163,390)	2,163,390

Foreign currency, at value (identified cost, $442,588)	445,886

Dividends receivable	414,576

Dividends receivable from affiliated investment	7,194

Receivable for investments sold	474,396

Receivable for Fund shares sold	1,821,705

Securities lending income receivable	32,985

Tax reclaims receivable	736,001

Receivable from affiliates	129,914

Total assets	$587,964,908

Liabilities

Collateral for securities loaned	$7,589,931

Payable for Fund shares redeemed	674,652

Payable to affiliates:

Investment adviser and administration fee	198,047

Distribution and service fees	23,737

Accrued expenses	286,223

Total liabilities	$8,772,590

Net Assets	$579,192,318

Sources of Net Assets

Paid-in capital	$529,790,152

Distributable earnings	49,402,166

Total	$579,192,318

Class A Shares

Net Assets	$103,800,769

Shares Outstanding	7,590,885

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.67

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$14.50

Institutional Class Shares

Net Assets	$359,604,999

Shares Outstanding	26,170,361

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.74

Class R Shares

Net Assets	$3,712,733

Shares Outstanding	273,153

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.59

Class R6 Shares

Net Assets	$112,073,817

Shares Outstanding	8,161,199

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.73

On sales of $50,000 or more, the offering price of Class A shares is reduced.

21	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Dividends (net of foreign taxes, $1,336,642)	$12,447,158

Dividends from affiliated investment	91,893

Securities lending income, net	128,132

Total investment income	$12,667,183

Expenses

Investment adviser and administration fee	$1,781,065

Distribution and service fees

Class A	208,500

Class R	14,166

Trustees’ fees and expenses	25,355

Custodian fee	166,979

Transfer and dividend disbursing agent fees	253,144

Legal and accounting services	62,943

Printing and postage	40,343

Registration fees	94,225

Miscellaneous	57,547

Total expenses	$2,704,267

Deduct —

Allocation of expenses to affiliates	$280,381

Total expense reductions	$280,381

Net expenses	$2,423,886

Net investment income	$10,243,297

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$1,668,945

Investment transactions — affiliated investment	2,754

Foreign currency transactions	(63,214)

Net realized gain	$1,608,485

Change in unrealized appreciation (depreciation) —

Investments	$35,710,090

Foreign currency	4,114

Net change in unrealized appreciation (depreciation)	$35,714,204

Net realized and unrealized gain	$37,322,689

Net increase in net assets from operations	$47,565,986

22	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$10,243,297	$6,287,100

Net realized gain	1,608,485	1,947,458

Net change in unrealized appreciation (depreciation)	35,714,204	(32,116,757)

Net increase (decrease) in net assets from operations	$47,565,986	$(23,882,199)

Distributions to shareholders

Class A	$(2,323,594)	$(1,966,658)

Institutional Class	(8,604,172)	(3,780,522)

Class R	(79,368)	(44,240)

Class R6	(3,166,819)	(2,734,087)

Total distributions to shareholders	$(14,173,953)	$(8,525,507)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$58,029,682	$43,303,796

Institutional Class	239,503,303	116,046,127

Class R	1,962,624	2,412,325

Class R6	66,622,968	26,275,473

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,173,207	1,705,158

Institutional Class	8,190,266	3,519,375

Class R	79,363	44,237

Class R6	3,166,819	2,734,087

Cost of shares redeemed

Class A	(27,691,982)	(31,664,113)

Institutional Class	(58,370,463)	(42,712,163)

Class R	(480,749)	(1,510,692)

Class R6	(56,859,037)	(34,967,907)

Net increase in net assets from Fund share transactions	$236,326,001	$85,185,703

Net increase in net assets	$269,718,034	$52,777,997

Net Assets

At beginning of year	$309,474,284	$256,696,287

At end of year	$579,192,318	$309,474,284

23	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Financial Highlights

	Class A

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.560	$14.350	$11.570	$10.750	$11.410

Income (Loss) From Operations

Net investment income(1)	$0.298	$0.301	$0.272	$0.198	$0.217

Net realized and unrealized gain (loss)	1.144	(1.700)	2.869	0.810	(0.607)

Total income (loss) from operations	$1.442	$(1.399)	$3.141	$1.008	$(0.390)

Less Distributions

From net investment income	$(0.277)	$(0.211)	$(0.361)	$(0.178)	$(0.266)

From net realized gain	(0.055)	(0.180)	—	(0.010)	(0.004)

Total distributions	$(0.332)	$(0.391)	$(0.361)	$(0.188)	$(0.270)

Net asset value — End of year	$13.670	$12.560	$14.350	$11.570	$10.750

Total Return(2)(3)	11.53%	(9.73)%	27.29%	9.55%	(3.73)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$103,801	$65,056	$59,858	$34,386	$12,069

Ratios (as a percentage of average daily net assets):

Expenses(3)(4)	0.75%	0.75%	0.75%	0.84%	0.90%

Net investment income	2.24%	2.27%	2.06%	1.75%	1.86%

Portfolio Turnover	27%	30%	36%	22%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.06%, 0.11%, 0.11%, 0.23% and 0.35% of average daily net assets for the years ended January 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Financial Highlights — continued

	Institutional Class

	Year Ended January 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$12.610	$14.410	$11.610	$10.770	$11.430

Income (Loss) From Operations

Net investment income(1)	$0.297	$0.310	$0.312	$0.257	$0.325

Net realized and unrealized gain (loss)	1.194	(1.689)	2.874	0.788	(0.693)

Total income (loss) from operations	$1.491	$(1.379)	$3.186	$1.045	$(0.368)

Less Distributions

From net investment income	$(0.306)	$(0.241)	$(0.386)	$(0.195)	$(0.288)

From net realized gain	(0.055)	(0.180)	—	(0.010)	(0.004)

Total distributions	$(0.361)	$(0.421)	$(0.386)	$(0.205)	$(0.292)

Net asset value — End of year	$13.740	$12.610	$14.410	$11.610	$10.770

Total Return(2)(3)	11.79%	(9.53)%	27.60%	9.78%	(3.37)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$359,605	$151,107	$86,446	$55,324	$30,808

Ratios (as a percentage of average daily net assets):

Expenses(3)(4)	0.50%	0.50%	0.50%	0.60%	0.65%

Net investment income	2.21%	2.35%	2.36%	2.26%	2.72%

Portfolio Turnover	27%	30%	36%	22%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.06%, 0.11%, 0.11%, 0.24% and 0.35% of average daily net assets for the years ended January 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

25	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Financial Highlights — continued

	Class R

	Year Ended January 31,				Period Ended January 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$12.490	$14.290	$11.530	$10.740	$12.340

Income (Loss) From Operations

Net investment income(2)	$0.237	$0.231	$0.259	$0.064	$0.044

Net realized and unrealized gain (loss)	1.172	(1.657)	2.827	0.919	(1.384)

Total income (loss) from operations	$1.409	$(1.426)	$3.086	$0.983	$(1.340)

Less Distributions

From net investment income	$(0.254)	$(0.194)	$(0.326)	$(0.183)	$(0.256)

From net realized gain	(0.055)	(0.180)	—	(0.010)	(0.004)

Total distributions	$(0.309)	$(0.374)	$(0.326)	$(0.193)	$(0.260)

Net asset value — End of period	$13.590	$12.490	$14.290	$11.530	$10.740

Total Return(3)(4)	11.25%	(9.96)%	26.90%	9.22%	(10.98	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,713	$1,939	$1,167	$786	$1

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.00%	1.00%	1.00%	1.04%	1.15	%(6)

Net investment income	1.79%	1.77%	1.98%	0.56%	0.82	%(6)

Portfolio Turnover	27%	30%	36%	22%	34	%(7)

(1)	For the period from commencement of operations, August 10, 2015, to January 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.06%, 0.11%, 0.11%, 0.19% and 0.35% of average daily net assets for the years ended January 31, 2020, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the Fund’s year ended January 31, 2016.

26	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended January 31,				Period Ended January 31, 2016(1)
	2020	2019	2018	2017

Net asset value — Beginning of period	$12.600	$14.410	$11.610	$10.770	$12.380

Income (Loss) From Operations

Net investment income(2)	$0.342	$0.363	$0.319	$0.267	$0.059

Net realized and unrealized gain (loss)	1.155	(1.746)	2.875	0.780	(1.374)

Total income (loss) from operations	$1.497	$(1.383)	$3.194	$1.047	$(1.315)

Less Distributions

From net investment income	$(0.312)	$(0.247)	$(0.394)	$(0.197)	$(0.291)

From net realized gain	(0.055)	(0.180)	—	(0.010)	(0.004)

Total distributions	$(0.367)	$(0.427)	$(0.394)	$(0.207)	$(0.295)

Net asset value — End of period	$13.730	$12.600	$14.410	$11.610	$10.770

Total Return(3)(4)	11.85%	(9.56)%	27.67%	9.79%	(10.77	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$112,074	$91,371	$109,225	$84,858	$60,608

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.47%	0.47%	0.47%	0.58%	0.62	%(6)

Net investment income	2.56%	2.72%	2.42%	2.34%	1.10	%(6)

Portfolio Turnover	27%	30%	36%	22%	34	%(7)

(1)	For the period from commencement of operations, August 10, 2015, to January 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.06%, 0.11%, 0.11%, 0.25% and 0.35% of average daily net assets for the years ended January 31, 2020, 2019, 2018 and 2017 and the period ended January 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the Fund’s year ended January 31, 2016.

27	See Notes to Financial Statements.

Parametric

International Equity Fund

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Parametric International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Class A (redesignated from Investor Class effective January 15, 2020) shares, are generally sold subject to a sales charge imposed at time of purchase. Institutional Class, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Prior to January 15, 2020, former Investor Class shares were sold at net asset value and were not subject to a sales charge. Investor Class shareholders who established their Fund accounts prior to January 15, 2020 will not be subject to a sales charge on future purchases of Class A shares for such accounts. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

28

Parametric

International Equity Fund

January 31, 2020

Notes to Financial Statements — continued

As of January 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2020 and January 31, 2019 was as follows:

	Year Ended January 31,
	2020	2019

Ordinary income	$12,464,313	$6,650,789

Long-term capital gains	$1,709,640	$1,874,718

During the year ended January 31, 2020, distributable earnings was decreased by $1,254,691 and paid-in capital was increased by $1,254,691 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$498,719

Undistributed long-term capital gains	$209,231

Net unrealized appreciation	$48,694,216

29

Parametric

International Equity Fund

January 31, 2020

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$535,204,615

Gross unrealized appreciation	$72,025,984

Gross unrealized depreciation	(23,328,348)

Net unrealized appreciation	$48,697,636

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreements between the Fund and EVM, the fee is computed at an annual rate of 0.40% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended January 31, 2020, the investment adviser and administration fee amounted to $1,781,065 or 0.40% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.75%, 0.50%, 1.00% and 0.47% of the Fund’s average daily net assets for Class A, Institutional Class, Class R and Class R6, respectively. This agreement may be changed or terminated after May 31, 2020. Pursuant to this agreement, EVM and Parametric were allocated $280,381 in total of the Fund’s operating expenses for the year ended January 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2020, EVM earned $11,317 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Class A and Class R shares (see Note 4).

During the year ended January 31, 2020, EVM reimbursed the Fund $89,859 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2020 amounted to $208,500 for Class A shares.

The Fund also has in effect a distribution plan for Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended January 31, 2020, the Fund paid or accrued to EVD $7,083 for Class R shares.

Pursuant to the Class R Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2020 amounted to $7,083 for Class R shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

30

Parametric

International Equity Fund

January 31, 2020

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

Effective January 15, 2020, Class A (redesignated from Investor Class) shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2020, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $352,455,482 and $120,447,358, respectively, for the year ended January 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2020	2019

Sales	4,339,952	3,305,438

Issued to shareholders electing to receive payments of distributions in Fund shares	156,288	136,439

Redemptions	(2,086,386)	(2,432,842)

Net increase	2,409,854	1,009,035

	Year Ended January 31,
Institutional Class	2020	2019

Sales	17,962,909	8,991,953

Issued to shareholders electing to receive payments of distributions in Fund shares	586,544	285,209

Redemptions	(4,361,469)	(3,294,832)

Net increase	14,187,984	5,982,330

	Year Ended January 31,
Class R	2020	2019

Sales	148,954	189,290

Issued to shareholders electing to receive payments of distributions in Fund shares	5,743	3,620

Redemptions	(36,765)	(119,318)

Net increase	117,932	73,592

	Year Ended January 31,
Class R6	2020	2019

Sales	4,896,576	2,048,683

Issued to shareholders electing to receive payments of distributions in Fund shares	226,857	219,111

Redemptions	(4,211,327)	(2,600,467)

Net increase (decrease)	912,106	(332,673)

31

Parametric

International Equity Fund

January 31, 2020

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2020.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At January 31, 2020, the value of the securities loaned (all common stock) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $17,359,014 and $18,504,437, respectively. Collateral received was comprised of cash of $7,589,931 and U.S. government and/or agencies securities of $10,914,506. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time. The carrying amount of the liability for collateral for securities loaned at January 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at January 31, 2020.

11  Investments in Affiliated Funds

At January 31, 2020, the value of the Fund’s investment in affiliated funds was $2,163,390, which represents 0.4% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended January 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$2,447,022	$215,099,460	$(215,385,846)	$2,754	$—	$2,163,390	$91,893	2,163,174

32

Parametric

International Equity Fund

January 31, 2020

Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Asia/Pacific	$3,266,216	$169,747,774		$0	$173,013,990

Developed Europe	8,315,344	380,069,347		0	388,384,691

Developed Middle East	2,743,849	10,006,400		—	12,750,249

Total Common Stocks	$14,325,409	$559,823,521	**	$0	$574,148,930

Rights	$—	$—		$0	$0

Warrants	—	—		0	0

Short-Term Investments	7,589,931	2,163,390		—	9,753,321

Total Investments	$21,915,340	$561,986,911		$0	$583,902,251

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended January 31, 2020 is not presented.

13  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

33

Parametric

International Equity Fund

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

34

Parametric

International Equity Fund

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended January 31, 2020, the Fund designates approximately $11,351,868, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended January 31, 2020, the Fund paid foreign taxes of $1,175,258 and recognized foreign source income of $13,383,187.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2020, $2,094,038 or, if subsequently determined to be different, the net capital gain of such year.

35

Parametric

International Equity Fund

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

36

Parametric

International Equity Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

37

Parametric

International Equity Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4736    1.31.20

Parametric

Volatility Risk Premium - Defensive Fund

Annual Report

January 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/ppafunddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-260-0761. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report January 31, 2020

Parametric

Volatility Risk Premium—Defensive Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	28

Parametric

Volatility Risk Premium—Defensive Fund

January 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended January 31, 2020, U.S. equity markets bounced back from the volatility and sell-offs experienced one year prior. U.S. equities reached new highs and posted the second-best annual returns in over 20 years.

In March 2019, U.S. equities rallied, buoyed by the halt to federal funds rate hikes by the U.S. Federal Reserve (the Fed) despite heightened rhetoric on global tariffs and trade wars. In May, U.S. equities drastically declined as trade talks between China and the U.S. deteriorated, producing the worst monthly return for 2019. Despite ongoing trade tensions, stocks posted their strongest first-half returns in more than two decades. At the same time, global bond yields fell, with German 10-year yields (-0.32%) even more negative than Japanese 10-year yields (-0.16%) during the period.

After a turbulent second quarter marked by sharp and sizeable monthly reversals, stocks spent the summer consolidating gains and U.S. equities hit an all-time high in late July. There were considerable concerns along the way. With tariffs in flux and the opening of President Trump’s impeachment inquiry, markets became volatile. Against a backdrop of continued deterioration in global economic conditions, the Fed reversed course and cut rates three times during the period — its first reductions since 2008. Global bond yields plunged and yield-curve6 inversions stoked fears of recession. However, U.S. equities climbed for the remainder of the period, wrapping up 2019 as one of the best years on record for equity markets.

The tide of loose monetary policy seemed to lift all boats as most asset classes delivered strong returns with muted volatility during the period. The Cboe Volatility Index®,2 a measure of option implied volatility (IV), averaged just 13.76 for December, and 15.39 for 2019 overall. Importantly, realized volatility (RV) in the equity markets remained subdued, realizing less than 10% for the year. This resulted in a strongly positive spread (IV-RV spread) between IV and subsequent RV, an important condition for long-

term volatility risk premium (VRP) capture within the strategy. IV represents the market price of volatility, or the volatility implied by the option price. RV is the subsequent realized, or actual volatility observed. Capturing VRP relies on a positive IV-RV spread, rather than the absolute level of volatility.

Fund Performance

For the 12-month period ended January 31, 2020, Parametric Volatility Risk Premium – Defensive (the Fund) returned 11.62% for Institutional Class shares at net asset value (NAV), outperforming its primary benchmark, the Cboe S&P 500 BuyWrite IndexSM (the Index), which returned 10.58%. The Fund underperformed its secondary benchmark — a blended benchmark consisting of 50% S&P 500® Index /50% ICE BofAML 3-Month U.S. Treasury Bill Index — which returned 11.73% during the period. The Index is a passive covered call-writing index. The Fund outperformed the Index by 1.04% during the period.

The Fund pursues its objective by investing in a base portfolio generally composed of an approximately equal mix of equity securities and money market instruments, such as Treasury bills. The Fund writes (sells) call and put options on the S&P 500® Index, a broad-based U.S. stock market index, or a substitute for the S&P 500® Index. The written call and put options are intended to harvest the volatility VRP. The VRP is the difference between implied volatility and subsequent realized volatility, and is historically positive and uncorrelated with other sources of returns.

The long equity securities held in the Fund are passively managed to reflect the S&P 500® Index, but actively managed to mitigate tax impact. Sampling techniques are used to help mitigate the tax impact on investors, and no capital gains were distributed to Fund investors in 2019. In 2019, equities contributed 10.59% to Fund total returns. Treasury bills and cash equivalents contributed approximately 1.20%. Net option profits for written call and put options contributed 0.30% to Fund returns during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Volatility Risk Premium—Defensive Fund

January 31, 2020

Performance2,3

Portfolio Managers Thomas C. Seto, Thomas B. Lee, CFA and Jay Strohmaier, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Institutional Class at NAV	02/09/2017	02/09/2017	11.62%	—	7.20%
Cboe S&P 500 BuyWrite IndexSM	—	—	10.58%	7.06%	6.18%
S&P 500® Index	—	—	21.68	12.36	14.14
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	2.22	1.10	1.71
Blended Index	—	—	11.73	6.78	7.96

% Total Annual Operating Expense Ratio[4]					Institutional Class
					0.52%

Growth of $50,000

This graph shows the change in value of a hypothetical investment of $50,000 in Institutional Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Volatility Risk Premium—Defensive Fund

January 31, 2020

Fund Profile

Common Stock Sector Allocation (% of net assets)

Top 10 Holdings (% of net assets)5

Microsoft Corp.	2.6%

Apple, Inc.	2.5

Amazon.com, Inc.	1.7

Facebook, Inc., Class A	1.0

Berkshire Hathaway, Inc., Class B	1.0

Alphabet, Inc., Class A	0.9

JPMorgan Chase & Co.	0.9

Alphabet, Inc., Class C	0.8

Johnson & Johnson	0.8

Visa, Inc., Class A	0.8

Total	13.0%

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Parametric

Volatility Risk Premium—Defensive Fund

January 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Cboe Volatility Index® tracks the implied volatilities of a wide range of S&P 500® Index options. Cboe S&P 500 BuyWrite IndexSM measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses;

provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 50% S&P 500® Index and 50% ICE BofAML 3-Month U.S. Treasury Bill Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Institutional Class shares are offered at net asset value (NAV). Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratio for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Depictions do not reflect the Fund’s option positions. Excludes short-term investments.

[6]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Fund profile subject to change due to active management.

5

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2019 – January 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/19)	Ending Account Value (1/31/20)	Expenses Paid During Period* (8/1/19 – 1/31/20)	Annualized Expense Ratio

Actual
Institutional Class	$1,000.00	$1,056.70	$2.44	0.47%

Hypothetical
(5% return per year before expenses)
Institutional Class	$1,000.00	$1,022.80	$2.40	0.47%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2019.

6

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Portfolio of Investments

Common Stocks — 50.8%
Security	Shares	Value

Aerospace & Defense — 1.3%

Arconic, Inc.	13,676	$409,596

Boeing Co. (The)	9,490	3,020,382

Huntington Ingalls Industries, Inc.	3,331	869,391

L3Harris Technologies, Inc.	5,234	1,158,441

Lockheed Martin Corp.	4,883	2,090,510

United Technologies Corp.	14,761	2,217,102

		$9,765,422

Air Freight & Logistics — 0.2%

C.H. Robinson Worldwide, Inc.(1)	8,267	$597,043

Expeditors International of Washington, Inc.	9,936	725,725

		$1,322,768

Airlines — 0.2%

Alaska Air Group, Inc.	9,742	$629,236

American Airlines Group, Inc.(1)	25,455	683,212

		$1,312,448

Auto Components — 0.0%(2)

BorgWarner, Inc.	7,921	$271,611

		$271,611

Automobiles — 0.3%

Ford Motor Co.	164,338	$1,449,461

Harley-Davidson, Inc.	30,167	1,007,578

		$2,457,039

Banks — 2.9%

Bank of America Corp.	147,424	$4,839,930

Citigroup, Inc.	44,402	3,303,953

Fifth Third Bancorp	44,274	1,259,595

JPMorgan Chase & Co.	53,070	7,024,345

KeyCorp.	64,327	1,203,558

People’s United Financial, Inc.	39,011	601,550

Wells Fargo & Co.	65,716	3,084,709

Zions Bancorp NA(1)	17,592	800,260

		$22,117,900

Beverages — 1.0%

Brown-Forman Corp., Class B	7,127	$482,070

Coca-Cola Co. (The)	66,379	3,876,534

PepsiCo, Inc.	24,700	3,507,894

		$7,866,498

Security	Shares	Value

Biotechnology — 1.0%

AbbVie, Inc.	25,319	$2,051,345

Amgen, Inc.	12,133	2,621,335

Gilead Sciences, Inc.	22,990	1,452,968

Vertex Pharmaceuticals, Inc.(3)	6,198	1,407,256

		$7,532,904

Building Products — 0.2%

A.O. Smith Corp.	7,943	$339,087

Allegion PLC	3,195	413,177

Fortune Brands Home & Security, Inc.	7,253	498,354

		$1,250,618

Capital Markets — 1.3%

Cboe Global Markets, Inc.	10,092	$1,243,537

E*TRADE Financial Corp.	25,081	1,068,952

MarketAxess Holdings, Inc.	3,244	1,148,960

Morgan Stanley	36,462	1,905,504

Nasdaq, Inc.	10,811	1,259,049

Raymond James Financial, Inc.	12,549	1,147,355

S&P Global, Inc.	6,996	2,054,935

		$9,828,292

Chemicals — 1.1%

Albemarle Corp.(1)	6,560	$526,637

CF Industries Holdings, Inc.	12,326	496,491

Eastman Chemical Co.	10,374	739,355

Ecolab, Inc.	6,537	1,281,971

FMC Corp.	8,351	798,272

Linde PLC	11,426	2,320,964

Mosaic Co. (The)	35,627	706,840

Sherwin-Williams Co. (The)	2,262	1,259,911

		$8,130,441

Commercial Services & Supplies — 0.2%

Copart, Inc.(3)	8,781	$890,920

Republic Services, Inc.	8,359	794,523

		$1,685,443

Communications Equipment — 0.5%

Cisco Systems, Inc.	65,598	$3,015,540

F5 Networks, Inc.(3)	4,692	572,987

		$3,588,527

7	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Construction & Engineering — 0.1%

Jacobs Engineering Group, Inc.	6,892	$637,717

Quanta Services, Inc.	9,334	365,426

		$1,003,143

Containers & Packaging — 0.2%

Avery Dennison Corp.	3,979	$522,204

Packaging Corp. of America	5,998	574,308

Sealed Air Corp.	8,594	305,087

		$1,401,599

Distributors — 0.1%

LKQ Corp.(3)	15,734	$514,266

		$514,266

Diversified Consumer Services — 0.0%(2)

H&R Block, Inc.(1)	14,633	$339,486

		$339,486

Diversified Financial Services — 1.0%

Berkshire Hathaway, Inc., Class B(3)	32,888	$7,381,054

		$7,381,054

Diversified Telecommunication Services — 1.1%

AT&T, Inc.	122,884	$4,622,896

Verizon Communications, Inc.	66,479	3,951,512

		$8,574,408

Electric Utilities — 1.0%

Alliant Energy Corp.	15,581	$924,888

Entergy Corp.	10,622	1,397,005

Exelon Corp.	30,574	1,455,017

NextEra Energy, Inc.	11,003	2,951,005

Pinnacle West Capital Corp.	8,412	821,768

		$7,549,683

Electrical Equipment — 0.2%

Eaton Corp. PLC	16,582	$1,566,502

		$1,566,502

Electronic Equipment, Instruments & Components — 0.3%

FLIR Systems, Inc.	9,058	$466,849

IPG Photonics Corp.(3)	3,367	429,865

TE Connectivity, Ltd.	12,278	1,131,786

		$2,028,500

Security	Shares	Value

Energy Equipment & Services — 0.1%

National Oilwell Varco, Inc.	35,807	$737,982

		$737,982

Entertainment — 0.6%

Walt Disney Co. (The)	33,331	$4,610,011

		$4,610,011

Equity Real Estate Investment Trusts (REITs) — 1.3%

Alexandria Real Estate Equities, Inc.	7,043	$1,149,418

American Tower Corp.	9,307	2,156,804

Apartment Investment & Management Co., Class A	18,044	951,099

Duke Realty Corp.	28,619	1,039,156

Essex Property Trust, Inc.	2,799	867,018

Extra Space Storage, Inc.	6,118	677,140

Iron Mountain, Inc.	18,518	585,354

Kimco Realty Corp.	20,041	381,781

Public Storage	3,614	808,669

SL Green Realty Corp.	7,852	722,698

UDR, Inc.	18,515	887,054

		$10,226,191

Food & Staples Retailing — 0.7%

Costco Wholesale Corp.	7,802	$2,383,667

Kroger Co. (The)	20,844	559,870

Walmart, Inc.	23,405	2,679,638

		$5,623,175

Food Products — 0.4%

Campbell Soup Co.	11,217	$542,790

Conagra Brands, Inc.	20,514	675,321

Hormel Foods Corp.(1)	19,852	938,205

JM Smucker Co. (The)	4,929	510,694

McCormick & Co., Inc.	5,118	836,128

		$3,503,138

Health Care Equipment & Supplies — 1.9%

Abbott Laboratories	33,550	$2,923,547

ABIOMED, Inc.(3)	3,692	687,783

Boston Scientific Corp.(3)	34,774	1,455,987

Cooper Cos., Inc. (The)	2,087	723,959

Danaher Corp.	13,687	2,201,828

DENTSPLY SIRONA, Inc.	8,384	469,504

IDEXX Laboratories, Inc.(3)	2,580	699,206

Intuitive Surgical, Inc.(3)	2,956	1,654,710

8	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Medtronic PLC	25,027	$2,889,117

Teleflex, Inc.	1,451	539,061

		$14,244,702

Health Care Providers & Services — 1.4%

Cardinal Health, Inc.	14,182	$726,260

Centene Corp.(3)	8,240	517,554

Cigna Corp.(3)	9,224	1,774,513

CVS Health Corp.	24,856	1,685,734

DaVita, Inc.(3)	9,953	794,946

Henry Schein, Inc.(3)	9,690	668,029

UnitedHealth Group, Inc.	17,161	4,675,515

		$10,842,551

Hotels, Restaurants & Leisure — 0.8%

McDonald’s Corp.	15,145	$3,240,575

Royal Caribbean Cruises, Ltd.	8,647	1,012,391

Starbucks Corp.	22,460	1,905,282

		$6,158,248

Household Durables — 0.3%

Garmin, Ltd.	4,082	$395,750

Leggett & Platt, Inc.	6,181	294,154

Mohawk Industries, Inc.(3)	2,742	361,066

Newell Brands, Inc.	28,688	560,277

PulteGroup, Inc.	21,385	954,840

		$2,566,087

Household Products — 0.9%

Clorox Co. (The)	6,739	$1,060,112

Procter & Gamble Co. (The)	44,381	5,530,760

		$6,590,872

Industrial Conglomerates — 0.8%

3M Co.	10,258	$1,627,534

General Electric Co.	165,394	2,059,156

Honeywell International, Inc.	13,227	2,291,181

		$5,977,871

Insurance — 1.0%

Aflac, Inc.	25,960	$1,338,757

Arthur J. Gallagher & Co.	13,135	1,347,257

Assurant, Inc.	4,358	568,981

Everest Re Group, Ltd.	2,781	769,141

Security	Shares	Value

Insurance (continued)

Globe Life, Inc.	10,957	$1,142,377

Hartford Financial Services Group, Inc. (The)	19,836	1,175,878

Progressive Corp. (The)	19,439	1,568,533

		$7,910,924

Interactive Media & Services — 2.8%

Alphabet, Inc., Class A(3)	4,925	$7,056,441

Alphabet, Inc., Class C(3)	4,475	6,418,179

Facebook, Inc., Class A(3)	36,600	7,389,906

Twitter, Inc.(3)	19,247	625,143

		$21,489,669

Internet & Direct Marketing Retail — 1.7%

Amazon.com, Inc.(3)	6,603	$13,263,578

		$13,263,578

IT Services — 2.9%

Accenture PLC, Class A	12,248	$2,513,412

Global Payments, Inc.	8,351	1,632,203

International Business Machines Corp.	20,054	2,882,362

Mastercard, Inc., Class A	16,028	5,063,886

PayPal Holdings, Inc.(3)	22,818	2,598,742

VeriSign, Inc.(3)	3,803	791,556

Visa, Inc., Class A	29,812	5,931,694

Western Union Co. (The)(1)	24,232	651,841

		$22,065,696

Life Sciences Tools & Services — 0.4%

PerkinElmer, Inc.	5,232	$483,855

Thermo Fisher Scientific, Inc.	8,220	2,574,422

		$3,058,277

Machinery — 0.5%

PACCAR, Inc.	18,360	$1,362,496

Pentair PLC	12,852	551,736

Stanley Black & Decker, Inc.	7,265	1,157,532

Westinghouse Air Brake Technologies Corp.	8,457	624,634

		$3,696,398

Media — 0.9%

Comcast Corp., Class A	87,418	$3,775,583

Discovery, Inc., Class A(1)(3)	15,645	457,773

Discovery, Inc., Class C(3)	17,723	492,168

DISH Network Corp., Class A(3)	10,346	380,319

9	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Media (continued)

Fox Corp., Class B(3)	18,698	$679,298

Interpublic Group of Cos., Inc. (The)	26,155	593,718

News Corp., Class A	24,719	336,673

		$6,715,532

Multi-Utilities — 0.8%

Centerpoint Energy, Inc.	27,649	$732,146

CMS Energy Corp.	19,364	1,326,628

Dominion Energy, Inc.	21,154	1,813,955

NiSource, Inc.	23,033	675,097

WEC Energy Group, Inc.	14,206	1,419,037

		$5,966,863

Multiline Retail — 0.2%

Dollar Tree, Inc.(3)	7,399	$644,231

Kohl’s Corp.	7,796	333,279

Macy’s, Inc.(1)	27,771	442,947

Nordstrom, Inc.	9,080	334,689

		$1,755,146

Oil, Gas & Consumable Fuels — 1.8%

Chevron Corp.	31,622	$3,387,981

Cimarex Energy Co.	19,678	863,667

Concho Resources, Inc.	14,770	1,119,271

Exxon Mobil Corp.	76,515	4,753,112

Hess Corp.	16,173	914,907

HollyFrontier Corp.	9,414	422,877

Noble Energy, Inc.	43,094	851,968

ONEOK, Inc.	17,512	1,311,123

		$13,624,906

Pharmaceuticals — 2.5%

Bristol-Myers Squibb Co.	45,856	$2,886,635

Eli Lilly & Co.	19,145	2,673,408

Johnson & Johnson	40,369	6,009,733

Merck & Co., Inc.	44,343	3,788,666

Perrigo Co. PLC	6,647	379,145

Pfizer, Inc.	83,639	3,114,716

		$18,852,303

Professional Services — 0.2%

Equifax, Inc.	4,575	$685,793

Verisk Analytics, Inc.	7,368	1,197,079

		$1,882,872

Security	Shares	Value

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A(3)	11,217	$684,798

		$684,798

Road & Rail — 0.5%

J.B. Hunt Transport Services, Inc.	5,727	$618,115

Kansas City Southern	4,156	701,076

Union Pacific Corp.	15,567	2,793,031

		$4,112,222

Semiconductors & Semiconductor Equipment — 2.1%

Broadcom, Inc.	7,111	$2,169,993

Intel Corp.	74,184	4,742,583

KLA Corp.	7,882	1,306,363

NVIDIA Corp.	11,581	2,738,096

Qorvo, Inc.(3)	7,831	828,990

QUALCOMM, Inc.	24,540	2,093,507

Texas Instruments, Inc.	19,447	2,346,280

		$16,225,812

Software — 4.0%

Adobe, Inc.(3)	9,909	$3,479,446

Intuit, Inc.	6,754	1,893,687

Microsoft Corp.	117,221	19,954,531

Oracle Corp.	44,311	2,324,112

salesforce.com, Inc.(3)	18,385	3,351,769

		$31,003,545

Specialty Retail — 1.1%

CarMax, Inc.(3)	7,873	$763,996

Gap, Inc. (The)(1)	31,293	544,811

Home Depot, Inc. (The)	18,224	4,156,895

Lowe’s Cos., Inc.	14,271	1,658,861

Ross Stores, Inc.	11,737	1,316,774

		$8,441,337

Technology Hardware, Storage & Peripherals — 2.7%

Apple, Inc.	62,977	$19,492,011

NetApp, Inc.	12,127	647,582

Western Digital Corp.	8,456	553,868

Xerox Holdings Corp.	9,386	333,860

		$21,027,321

Textiles, Apparel & Luxury Goods — 0.4%

NIKE, Inc., Class B	20,955	$2,017,966

Ralph Lauren Corp., Class A	3,007	341,295

10	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)

Tapestry, Inc.	16,798	$432,884

Under Armour, Inc., Class A(1)(3)	29,005	585,321

		$3,377,466

Tobacco — 0.5%

Altria Group, Inc.	31,389	$1,491,919

Philip Morris International, Inc.	24,344	2,013,249

		$3,505,168

Trading Companies & Distributors — 0.2%

Fastenal Co.	18,205	$634,990

United Rentals, Inc.(3)	3,842	521,321

W.W. Grainger, Inc.	1,219	368,955

		$1,525,266

Water Utilities — 0.1%

American Water Works Co., Inc.	6,969	$949,178

		$949,178

Total Common Stocks (identified cost $314,343,236)		$389,703,657

Short-Term Investments — 49.6%

U.S. Treasury Obligations — 48.2%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bills:

0.00%, 4/23/20(4)	$23,500	$23,420,274

0.00%, 6/18/20	28,890	28,726,699

0.00%, 7/16/20(4)	48,549	48,220,600

0.00%, 9/10/20	30,550	30,272,417

0.00%, 10/8/20	27,810	27,528,537

0.00%, 12/3/20	31,400	31,023,656

0.00%, 12/31/20	31,000	30,593,085

		$219,785,268

U.S. Treasury Notes:

1.50%, 6/15/20(1)	$30,988	$30,978,316

1.50%, 8/15/20	31,600	31,586,422

2.625%, 8/31/20	26,350	26,504,909

1.375%, 9/15/20	30,250	30,215,142

1.375%, 10/31/20	31,000	30,960,038

		$150,244,827

Total U.S. Treasury Obligations (identified cost $369,575,640)		$370,030,095

Other — 1.4%
Description	Units/ Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 1.74%(5)	9,874,481	$9,875,469

State Street Navigator Securities Lending Government Money Market Portfolio, 1.62%(6)	543,176	543,176

Total Other (identified cost $10,418,391)		$10,418,645

Total Short-Term Investments (identified cost $379,994,031)		$380,448,740

Total Investments — 100.4% (identified cost $694,337,267)		$770,152,397

Total Written Options — (0.5)% (premiums received $2,767,970)		$(3,606,625)

Other Assets, Less Liabilities — 0.1%		$575,205

Net Assets — 100.0%		$767,120,977

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at January 31, 2020. The aggregate market value of securities on loan at January 31, 2020 was $35,724,320.

(2)	Amount is less than 0.05% or (0.05)%, as applicable.

(3)	Non-income producing security.

(4)	Security (or a portion thereof) has been pledged as collateral for written options.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2020.

(6)	Represents investment of cash collateral received in connection with securities lending.

11	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Portfolio of Investments — continued

Written Call Options — (0.0)%(2)

Exchange-Traded Options — (0.0)%(2)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

S&P 500 Index	97	$31,287,544	$3,325	2/5/20	$(7,517)

S&P 500 Index	98	31,610,096	3,330	2/7/20	(10,535)

S&P 500 Index	99	31,932,648	3,345	2/10/20	(7,673)

S&P 500 Index	101	32,577,752	3,360	2/12/20	(7,828)

S&P 500 Index	99	31,932,648	3,390	2/18/20	(6,682)

S&P 500 Index	102	32,900,304	3,370	2/21/20	(17,850)

S&P 500 Index	100	32,255,200	3,335	2/24/20	(59,500)

S&P 500 Index	103	33,222,856	3,350	2/26/20	(46,865)

S&P 500 Index	99	31,932,648	3,350	2/28/20	(52,965)

Total					$(217,415)

Written Put Options — (0.5)%

Exchange-Traded Options — (0.5)%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

S&P 500 Index	101	$32,577,752	$3,125	2/3/20	$(24,745)

S&P 500 Index	101	32,577,752	3,155	2/5/20	(123,220)

S&P 500 Index	101	32,577,752	3,160	2/7/20	(180,285)

S&P 500 Index	101	32,577,752	3,180	2/10/20	(251,490)

S&P 500 Index	101	32,577,752	3,195	2/12/20	(333,300)

S&P 500 Index	100	32,255,200	3,225	2/14/20	(470,500)

S&P 500 Index	91	29,352,232	3,215	2/18/20	(412,685)

S&P 500 Index	91	29,352,232	3,225	2/19/20	(461,825)

S&P 500 Index	100	32,255,200	3,160	2/21/20	(326,500)

S&P 500 Index	99	31,932,648	3,100	2/24/20	(213,840)

S&P 500 Index	103	33,222,856	3,130	2/26/20	(302,820)

S&P 500 Index	100	32,255,200	3,115	2/28/20	(288,000)

Total					$(3,389,210)

12	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Statement of Assets and Liabilities

Assets	January 31, 2020

Unaffiliated investments, at value including $35,724,320 of securities on loan (identified cost, $684,462,052)	$760,276,928

Affiliated investment, at value (identified cost, $9,875,215)	9,875,469

Dividends receivable	407,335

Interest receivable	840,302

Dividends receivable from affiliated investment	19,161

Receivable for Fund shares sold	2,859,085

Securities lending income receivable	5,988

Total assets	$774,284,268

Liabilities

Collateral for securities loaned	$543,176

Written options outstanding, at value (premiums received, $2,767,970)	3,606,625

Payable for closed written options	19,246

Payable for Fund shares redeemed	2,503,884

Payable to affiliate:

Investment adviser and administration fee	256,498

Accrued expenses	233,862

Total liabilities	$7,163,291

Net Assets	$767,120,977

Sources of Net Assets

Paid-in capital	$704,658,752

Distributable earnings	62,462,225

Total	$767,120,977

Institutional Class Shares

Net Assets	$767,120,977

Shares Outstanding	64,239,868

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.94

13	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Statement of Operations

Investment Income	Year Ended January 31, 2020

Dividends (net of foreign taxes, $232)	$6,070,027

Dividends from affiliated investment	255,440

Interest	6,460,353

Securities lending income, net	26,971

Total investment income	$12,812,791

Expenses

Investment adviser and administration fee	$2,411,051

Trustees’ fees and expenses	32,315

Custodian fee	157,944

Transfer and dividend disbursing agent fees	157,581

Legal and accounting services	65,615

Printing and postage	11,705

Registration fees	43,880

Miscellaneous	30,557

Total expenses	$2,910,648

Net investment income	$9,902,143

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(5,070,217)

Investment transactions — affiliated investment	(288)

Written options	3,123,265

Net realized loss	$(1,947,240)

Change in unrealized appreciation (depreciation) —

Investments	$57,688,381

Investments — affiliated investment	254

Written options	(179,778)

Net change in unrealized appreciation (depreciation)	$57,508,857

Net realized and unrealized gain	$55,561,617

Net increase in net assets from operations	$65,463,760

14	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$9,902,143	$4,861,934

Net realized loss	(1,947,240)	(7,520,862)

Net change in unrealized appreciation (depreciation)	57,508,857	3,037,018

Net increase in net assets from operations	$65,463,760	$378,090

Distributions to shareholders	$(8,675,190)	$(4,589,694)

Transactions in shares of beneficial interest —

Proceeds from sale of shares	$336,655,367	$362,151,763

Net asset value of shares issued to shareholders in payment of distributions declared	5,698,916	3,283,866

Cost of shares redeemed	(71,680,256)	(116,156,718)

Net increase in net assets from Fund share transactions	$270,674,027	$249,278,911

Net increase in net assets	$327,462,597	$245,067,307

Net Assets

At beginning of year	$439,658,380	$194,591,073

At end of year	$767,120,977	$439,658,380

15	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Financial Highlights

	Institutional Class

	Year Ended January 31,		Period Ended January 31, 2018(1)
	2020	2019

Net asset value — Beginning of period	$10.830	$11.020	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.188	$0.165	$0.104

Net realized and unrealized gain (loss)	1.069	(0.226)	0.974

Total income (loss) from operations	$1.257	$(0.061)	$1.078

Less Distributions

From net investment income	$(0.147)	$(0.129)	$(0.058)

Total distributions	$(0.147)	$(0.129)	$(0.058)

Net asset value — End of period	$11.940	$10.830	$11.020

Total Return(3)	11.62%	(0.55)%	10.79	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$767,121	$439,658	$194,591

Ratios (as a percentage of average daily net assets):

Expenses	0.48%	0.52%	0.55	%(5)(6)

Net investment income	1.64%	1.50%	1.00	%(6)

Portfolio Turnover	21%	55%	26	%(4)

(1)	For the period from the start of business, February 9, 2017, to January 31, 2018.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.08% of average daily net assets for the period ended January 31, 2018). Absent this reimbursement, total return would be lower.

(6)	Annualized.

16	See Notes to Financial Statements.

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Volatility Risk Premium - Defensive Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers Institutional Class shares, which are sold at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of January 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

17

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2020 and January 31, 2019 was as follows:

	Year Ended January 31,
	2020	2019

Ordinary income	$8,675,190	$4,589,694

During the year ended January 31, 2020, distributable earnings was decreased by $326,589 and paid-in capital was increased by $326,589 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$821,255

Deferred capital losses	$(14,079,894)

Net unrealized appreciation	$75,720,864

At January 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $14,079,894 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the

18

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Notes to Financial Statements — continued

amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2020, $14,079,894 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at January 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$694,431,533

Gross unrealized appreciation	$78,117,685

Gross unrealized depreciation	(2,396,821)

Net unrealized appreciation	$75,720,864

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.40% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended January 31, 2020, the investment adviser and administration fee amounted to $2,411,051 or 0.40% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a wholly-owned indirect subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Prior to June 1, 2019, EVM and Parametric had agreed to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses (relating to ordinary operating expenses only) exceeded 0.55% of the Fund’s average daily net assets. Pursuant to this agreement, EVM and Parametric reimbursed no operating expenses for the year ended January 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2020, EVM earned $72,752 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $178,730,769 and $64,713,220, respectively, for the year ended January 31, 2020.

5  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended January 31,
Institutional Class	2020	2019

Sales	29,384,549	33,112,331

Issued to shareholders electing to receive payments of distributions in Fund shares	481,327	303,219

Redemptions	(6,211,427)	(10,481,974)

Net increase	23,654,449	22,933,576

19

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Notes to Financial Statements — continued

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2020 is included in the Portfolio of Investments. At January 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund employs a systematic, rules based options strategy of writing call and put options on the S&P 500 Index, that seeks to take advantage of the volatility risk premium (i.e., the tendency for volatility priced into an option to be higher, on average, than the volatility actually experienced on the securities underlying the option). Premiums received from writing options can offset the equity risk premium foregone.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at January 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Written options	$—	$(3,606,625)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended January 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written options	$3,123,265	$(179,778)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

The average number of written options contracts outstanding during the year ended January 31, 2020, which is indicative of the volume of this derivative type, was 2,032 contracts.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2020.

8  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund

20

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Notes to Financial Statements — continued

from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At January 31, 2020, the value of the securities loaned, including accrued interest, and the value of the collateral received, which exceeded the value of the securities loaned amounted to $35,786,885 and $36,695,025, respectively. Collateral received was comprised of cash of $543,176 and U.S. government and/or agencies securities of $36,151,849. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of January 31, 2020.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Common Stocks	$6,020,025	$—	$—	$—	$6,020,025

U.S. Treasury Obligations	30,675,000	—	—	—	30,675,000

Total	$36,695,025	$—	$—	$—	$36,695,025

The carrying amount of the liability for collateral for securities loaned at January 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2020.

9  Investments in Affiliated Funds

At January 31, 2020, the value of the Fund’s investment in affiliated funds was $9,875,469, which represents 1.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended January 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$3,709,933	$282,916,069	$(276,750,499)	$(288)	$254	$9,875,469	$255,440	9,874,481

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

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Volatility Risk Premium - Defensive Fund

January 31, 2020

Notes to Financial Statements — continued

At January 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$389,703,657 *	$—	$—	$389,703,657

Short-Term Investments —

U.S. Treasury Obligations	—	370,030,095	—	370,030,095

Other	543,176	9,875,469	—	10,418,645

Total Investments	$390,246,833	$379,905,564	$—	$770,152,397

Liability Description

Written Call Options	$(217,415)	$—	$—	$(217,415)

Written Put Options	(3,389,210)	—	—	(3,389,210)

Total	$(3,606,625)	$—	$—	$(3,606,625)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

11  Subsequent Event

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and through March 20, 2020, the date these financial statements were issued, has resulted in substantial market volatility and may result in a significant economic downturn.

22

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Volatility Risk Premium - Defensive Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Volatility Risk Premium - Defensive Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from the start of business, February 9, 2017 to January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, February 9, 2017 to January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 20, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Business Income.  For the fiscal year ended January 31, 2020, the Fund designates $132,450, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended January 31, 2020, the Fund designates approximately $5,623,107, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 53.95% qualifies for the corporate dividends received deduction.

24

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

25

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

26

Parametric

Volatility Risk Premium - Defensive Fund

January 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

24691    1.31.20

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Fund, Parametric Emerging Markets Fund, Parametric International Equity Fund and Parametric Volatility Risk Premium - Defensive Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal periods ended January 31, 2019 and January 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Emerging Markets Debt Fund Fiscal Years Ended*	1/31/19	1/31/20
Audit Fees	$37,050	$42,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,000	$18,740
All Other Fees(3)	$0	$0

Total	$53,050	$61,640

*	This fund commenced operations on May 1, 2018.

Parametric Emerging Markets Fund Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$80,670	$81,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$36,008	$35,417
All Other Fees(3)	$0	$0

Total	$116,678	$117,267

Parametric International Equity Fund Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$36,910	$37,450
Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$15,124	$15,701
All Other Fees(3)	$0	$0

Total	$52,034	$53,131

Parametric Volatility Risk Premium — Defensive Fund Fiscal Years Ended	1/31/19	1/31/20
Audit Fees	$37,050	$37,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,825	$17,955
All Other Fees(3)	$0	$0

Total	$55,875	$55,505

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax/compliance planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, July 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	2/28/18	9/30/18	10/31/18	12/31/18	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19	12/31/19	1/31/20
Audit Fees	$25,850	$99,625	$621,075	$105,320	$191,680	$25,850	$37,050	$98,300	$661,708	$106,700	$156,850
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$9,890	$28,606	$430,938	$65,089	$85,957	$11,190	$16,000	$24,768	$345,480	$63,478	$69,073
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$35,740	$128,231	$1,052,013	$170,409	$277,637	$37,040	$53,050	$123,068	$1,007,188	$170,178	$225,923

*	Information is not presented for fiscal year ended 7/31/18, as no Series in the Trust with such fiscal year end was in operation during such period.

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax/compliance planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	2/28/18	9/30/18	10/31/18	12/31/18	1/31/19	2/28/19	7/31/19	9/30/19	10/31/19	12/31/19	1/31/20
Registrant(1)	$9,890	$28,606	$430,938	$65,089	$85,957	$11,190	$16,000	$24,768	$345,480	$63,478	$69,073
Eaton Vance(2)	$148,018	$126,485	$126,485	$126,485	$126,485	$126,485	$60,130	$59,903	$59,903	$59,903	$59,903

* Information is not presented for the fiscal period ended 7/31/18 as no Series in the Trust with such fiscal period end was in operation during such period.

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a. “master-feeder” fund structure or funds of funds

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 24, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2020